EXHIBIT 99.1

                       The Pooling and Servicing Agreement

                                                                    Sidley Draft
                                                                       5/11/2007

===============================================================================





                                INDYMAC MBS, INC.
                                    Depositor


                              INDYMAC BANK, F.S.B.
                               Seller and Servicer


                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                     Trustee


                    ----------------------------------------

                         POOLING AND SERVICING AGREEMENT
                            Dated as of April 1, 2007
                    ----------------------------------------


                     RESIDENTIAL ASSET SECURITIZATION TRUST
                                     2007-A6


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  Series 2007-F





===============================================================================


                                                 TABLE OF CONTENTS


                                                                                                               Page


ARTICLE ONE DEFINITIONS    ......................................................................................10

         Section 1.01      Definitions...........................................................................10
         Section 1.02      Rules of Construction.................................................................43

ARTICLE TWO CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES.........................................45

         Section 2.01      Conveyance of Mortgage Loans..........................................................45
         Section 2.02      Acceptance by the Trustee of the Mortgage Loans.......................................48
         Section 2.03      Representations, Warranties, and Covenants of the Seller and the Servicer.............50
         Section 2.04      Representations and Warranties of the Depositor as to the Mortgage Loans..............52
         Section 2.05      Delivery of Opinion of Counsel in Connection with Substitutions.......................52
         Section 2.06      Execution and Delivery of Certificates................................................52
         Section 2.07      REMIC Matters.........................................................................53

ARTICLE THREE ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.....................................................54

         Section 3.01      Servicer to Service Mortgage Loans....................................................54
         Section 3.02      [Reserved]............................................................................55
         Section 3.03      Rights of the Depositor and the Trustee in Respect of the Servicer....................55
         Section 3.04      [Reserved]............................................................................55
         Section 3.05      Trustee to Act as Servicer............................................................55
         Section 3.06      Collection of Mortgage Loan Payments; Certificate Account; Distribution
                           Account...............................................................................55
         Section 3.07      Collection of Taxes, Assessments and Similar Items; Escrow Accounts...................58
         Section 3.08      Access to Certain Documentation and Information Regarding the Mortgage Loans..........59
         Section 3.09      Permitted Withdrawals from the Certificate Account and the Distribution
                           Account...............................................................................59
         Section 3.10      Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies............60
         Section 3.11      Enforcement of Due-On-Sale Clauses; Assumption Agreements.............................61
         Section 3.12      Realization Upon Defaulted Mortgage Loans.............................................63
         Section 3.13      Trustee to Cooperate; Release of Mortgage Files.......................................64
         Section 3.14      Documents, Records and Funds in Possession of the Servicer to be Held for the
                           Trustee...............................................................................65
         Section 3.15      Servicing Compensation................................................................66
         Section 3.16      Access to Certain Documentation.......................................................66
         Section 3.17      Annual Statement as to Compliance.....................................................66
         Section 3.18      Errors and Omissions Insurance; Fidelity Bonds........................................67
         Section 3.19      [Reserved]............................................................................67
         Section 3.20      Prepayment Charges....................................................................67
         Section 3.21      Late Payment Fees.....................................................................68

                                       i


ARTICLE FOUR DISTRIBUTIONS AND ADVANCES BY THE SERVICER..........................................................69

         Section 4.01      Advances..............................................................................69
         Section 4.02      Priorities of Distribution............................................................70
         Section 4.03      Cross-Collateralization; Adjustments to Available Funds...............................74
         Section 4.04      [Reserved]............................................................................75
         Section 4.05      Allocation of Realized Losses.........................................................75
         Section 4.06      Monthly Statements to Certificateholders..............................................77
         Section 4.07      [Reserved]............................................................................80
         Section 4.08      Determination of Pass-Through Rates for LIBOR Certificates............................80

ARTICLE FIVE THE CERTIFICATES....................................................................................82

         Section 5.01      The Certificates......................................................................82
         Section 5.02      Certificate Register; Registration of Transfer and Exchange of Certificates...........82
         Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates.....................................86
         Section 5.04      Persons Deemed Owners.................................................................86
         Section 5.05      Access to List of Certificateholders' Names and Addresses.............................86
         Section 5.06      Maintenance of Office or Agency.......................................................87

ARTICLE SIX THE DEPOSITOR AND THE SERVICER.......................................................................88

         Section 6.01      Respective Liabilities of the Depositor and the Servicer..............................88
         Section 6.02      Merger or Consolidation of the Depositor or the Servicer..............................88
         Section 6.03      Limitation on Liability of the Depositor, the Seller, the Servicer, and Others........88
         Section 6.04      Limitation on Resignation of the Servicer.............................................89

ARTICLE SEVEN DEFAULT      ......................................................................................90

         Section 7.01      Events of Default.....................................................................90
         Section 7.02      Trustee to Act; Appointment of Successor..............................................91
         Section 7.03      Notification to Certificateholders....................................................92

ARTICLE EIGHT CONCERNING THE TRUSTEE.............................................................................94

         Section 8.01      Duties of the Trustee.................................................................94
         Section 8.02      Certain Matters Affecting the Trustee.................................................94
         Section 8.03      Trustee Not Liable for Certificates or Mortgage Loans.................................96
         Section 8.04      Trustee May Own Certificates..........................................................96
         Section 8.05      Trustee's Fees and Expenses...........................................................96
         Section 8.06      Eligibility Requirements for the Trustee..............................................97
         Section 8.07      Resignation and Removal of the Trustee................................................97
         Section 8.08      Successor Trustee.....................................................................98
         Section 8.09      Merger or Consolidation of the Trustee................................................99
         Section 8.10      Appointment of Co-Trustee or Separate Trustee.........................................99
         Section 8.11      Tax Matters..........................................................................100


                                       ii

ARTICLE NINE TERMINATION   .....................................................................................103

         Section 9.01      Termination upon Liquidation or Purchase of the Mortgage Loans.......................103
         Section 9.02      Final Distribution on the Certificates...............................................103
         Section 9.03      Additional Termination Requirements..................................................104

ARTICLE TEN MISCELLANEOUS PROVISIONS............................................................................106

         Section 10.01     Amendment............................................................................106
         Section 10.02     Recordation of Agreement; Counterparts...............................................107
         Section 10.03     Governing Law........................................................................108
         Section 10.04     Intention of Parties.................................................................108
         Section 10.05     Notices. 108
         Section 10.06     Severability of Provisions...........................................................109
         Section 10.07     Assignment...........................................................................109
         Section 10.08     Limitation on Rights of Certificateholders...........................................109
         Section 10.09     Inspection and Audit Rights..........................................................110
         Section 10.10     Certificates Nonassessable and Fully Paid............................................110
         Section 10.11     Official Record......................................................................110
         Section 10.12     Protection of Assets.................................................................111
         Section 10.13     Qualifying Special Purpose Entity....................................................111

ARTICLE ELEVEN EXCHANGE ACT REPORTING...........................................................................112

         Section 11.01     Filing Obligations...................................................................112
         Section 11.02     Form 10-D Filings....................................................................112
         Section 11.03     Form 8-K Filings.....................................................................113
         Section 11.04     Form 10-K Filings....................................................................113
         Section 11.05     Sarbanes-Oxley Certification.........................................................116
         Section 11.06     Form 15 Filing.......................................................................116
         Section 11.07     Report on Assessment of Compliance and Attestation...................................116
         Section 11.08     Use of Subcontractors................................................................117
         Section 11.09     Amendments...........................................................................118


                                    SCHEDULES

Schedule I:  Mortgage Loan Schedule........................................S-I-1

Schedule II: Representations and Warranties of the Seller/Servicer........S-II-1

Schedule III:Representations and Warranties as to the Mortgage Loans.....S-III-1

Schedule IV: [Reserved]...................................................S-IV-1

Schedule V:  Form of Monthly Report........................................S-V-1

                                    EXHIBITS

Exhibit A:   Form of Senior Certificate (other than the Notional Amount
             Certificates)...................................................A-1

Exhibit B:   Form of Subordinated Certificate................................B-1

Exhibit C:   Form of Class A-R Certificate...................................C-1

Exhibit D:   Form of Notional Amount Certificate.............................D-1

Exhibit E:   Form of Reverse of Certificates.................................E-1

Exhibit F-1: Form of Class P Certificates....................................F-1

Exhibit F-2  Form of Class L Certificates....................................F-2

Exhibit G-1: Form of Initial Certification of Trustee .....................G-1-1

Exhibit G-2: Form of Delay Delivery Certification..........................G-2-1

Exhibit H:   Form of Final Certification of Trustee..........................H-1

Exhibit I:   Form of Transfer Affidavit......................................I-1

Exhibit J:   Form of Transferor Certificate..................................J-1

Exhibit K:   Form of Investment Letter (Non-Rule 144A).......................K-1

Exhibit L:   Form of Rule 144A Letter........................................L-1

Exhibit M:   Form of Request for Release (for Trustee).......................M-1

Exhibit N:   Request for Release of Documents................................N-1

Exhibit O-1: Form of Certificate to be Provided by the Depositor with
             Form 10-K.......................................................O-1

Exhibit O-2: Form of Trustee's Officer's Certificate.........................O-2

Exhibit P:   [Reserved]......................................................P-1

Exhibit Q:   Reporting Responsibility........................................Q-1

Exhibit R:   Form of Performance Certification (Trustee).....................R-1

Exhibit S:   Form of Servicing Criteria to Be Addressed in Assessment of
             Compliance Statement............................................S-1

Exhibit T:   List of 1119 Parties............................................T-1

Exhibit U:   Form of Sarbanes-Oxley Certification (Replacement of Servicer)..U-1

Exhibit V:   Form of Class L Certificates....................................V-1

      THIS POOLING AND SERVICING AGREEMENT, dated as of April 1, 2007, among INDYMAC MBS, INC., a Delaware corporation, as depositor (the "Depositor"), IndyMac Bank, F.S.B. ("IndyMac"), a federal savings bank, as seller (in that capacity, the "Seller") and as servicer (in that capacity, the "Servicer"), and Deutsche Bank National Trust Company, a national banking association, as trustee (in that capacity, the "Trustee").

                           W I T N E S S E T H T H A T

      In consideration of the mutual agreements set forth in this Agreement, the parties agree as follows:

                     P R E L I M I N A R Y S T A T E M E N T

The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund (exclusive of any amounts in respect of waived Prepayment Charges paid by the Servicer to the Class P Certificates pursuant to Section 3.20 (b) and any amounts in respect of waived Late Payment Fees paid by the Servicer to the Class L Certificates pursuant to
Section 3.21(b)) for federal income tax purposes will consist of three REMICs ("REMIC 1," "REMIC 2" and the "Master REMIC"). Each Certificate, other than the Class A-R Certificate, will represent ownership of one or more regular interests in the Master REMIC for purposes of the REMIC Provisions. The Class A-R Certificate represents ownership of the sole class of residual interest in each REMIC created hereunder. The Master REMIC will hold as assets the REMIC 2 Regular Interests. REMIC 2 will hold as assets the REMIC 1 Regular Interests. REMIC 1 will hold as assets all property of the Trust Fund other than the interests in any REMIC described hereunder. For federal income tax purposes, each Certificate (other than the Class A-R Certificate) is hereby designated as a regular interest in the Master REMIC and each REMIC 1 Regular Interest and REMIC 2 Regular Interest, as defined below, is designated as a regular interest in REMIC 1 and REMIC 2, respectively. The latest possible maturity date of all REMIC regular interests created in this Agreement shall be the Latest Possible Maturity Date. All amounts in respect of waived Prepayment Charges paid by the Servicer to the Class P Certificates pursuant to Section 3.20 (b) will be treated as paid directly by the Servicer to the Class P Certificates and not as paid by or through any REMIC created hereunder. All amounts in respect of waived Late Payment Fees paid by the Servicer to the Class L Certificates will be treated as paid directly by the Servicer to the Class L Certificates pursuant to
Section 3.21(b) and not as paid by or through any REMIC created under this Agreement or by or through the Grantor Trust described in this Agreement.

                                     REMIC 1

      The REMIC 1 Regular Interests will have the initial principal balance, Pass-Through Rates and corresponding Loan Groups as set forth in the following table:

================================ ================== ============= ==============
                                 Initial Principal  Pass-Through  Corresponding
REMIC 1 Interests                Balance            Rate          Loan Group
-------------------------------- ------------------ ------------- --------------
A-1  (0.9% of AB Loan Group 1)   (1)                6.00%         1
-------------------------------- ------------------ ------------- --------------
B-1  (0.1% of AB Loan Group 1)   (1)                6.00%         1
-------------------------------- ------------------ ------------- --------------
C-1  (Excess of Loan Group 1)    (1)                6.00%         1
-------------------------------- ------------------ ------------- --------------
X-1                              (1)                (2)           1
-------------------------------- ------------------ ------------- --------------
PO-1                             (1)                0.00%         1
-------------------------------- ------------------ ------------- --------------
A-2  (0.9% of AB Loan Group 2)   (1)                6.50%         2
-------------------------------- ------------------ ------------- --------------
B-2  (0.1% of AB Loan Group 2)   (1)                6.50%         2
-------------------------------- ------------------ ------------- --------------
C-2  (Excess of Loan Group 2)    (1)                6.50%         2
-------------------------------- ------------------ ------------- --------------

X-2                              (1)                (2)           2
-------------------------------- ------------------ ------------- --------------
1-P                              $100               (3)           N/A
-------------------------------- ------------------ ------------- --------------
1-$100                           $100               6.00%         2
-------------------------------- ------------------ ------------- --------------
R-1                              (4)                (4)           N/A
================================ ================== ============= ==============
------------------------------------

(1) Each Class A Interest will have a principal balance initially equal to 0.9% of the Assumed Balance ("AB") of its corresponding Loan Group. Each Class B Interest will have a principal balance initially equal to 0.1% of the AB of its corresponding Loan Group. The initial principal balance of each Class C Interest will equal the excess of the initial aggregate principal balance of its corresponding Loan Group (or, in the case of the C-1 Interest, the Non-PO Percentage of the initial principal balance of its corresponding Loan Group) over the initial aggregate principal balances of the Class A and Class B Interests (and the 1-$100 Interest in the case of the Class C-2 Interest) corresponding to such Loan Group. On each Distribution Date following the allocation of scheduled principal, prepayments and Realized Losses, the Class X-1 Interests will have a notional balance equal to the aggregate of the Stated Principal Balances of the Non-Discount Mortgage Loans in Loan Group 1, and the Class X-2 Interests will have a notional balance equal to the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 2. On each Distribution Date following the allocation of scheduled principal, prepayments and Realized Losses, the Class PO-1 Interests will have the principal balance of the Class 1-PO Certificates.

(2) For federal income tax purposes, the Pass-Through Rate of the Class X-1 and Class X-2 Interests for any Distribution Date will be equal to the excess of the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans (or, in the case of the Class X-1 Interest, the Adjusted Net Mortgage Rates of the Non-Discount Mortgage Loans) over the applicable Required Coupon.

(3) The Class 1-P Interests will not bear interest. The Class 1-P will be entitled to all Prepayment Charges collected in respect of the Mortgage Loans.

(4) The Class R-1 Interest is the sole class of residual interest in REMIC 1. It has no principal balance and pays no principal or interest.

      On each Distribution Date, interest and principal collections (or, in the case of the A-1, B-1 and C-1 Interests, the Non-PO Percentage of principal collections) shall be distributed with respect to the REMIC 1 Interests in the following manner:

(1) Interest is to be distributed with respect to each REMIC 1 Interest according to the formulas described above;

(2) If a Cross-Over Situation does not exist with respect to any Class of Interests, then Principal Amounts and Realized Losses arising with respect to each Loan Group will be allocated: first to cause the Loan Group's corresponding Class A and Class B to equal, respectively, 0.9% of the AB and 0.1% of the AB; and second to the Loan Group's corresponding Class C Interest;

(3) If a Cross-Over Situation exists with respect to the Class A and B Interests then:

      (a) if the Calculation Rate in respect of such Class A and Class B Interests is less than the Pass Through Rate in respect of the Subordinate Certificates, Principal Relocation Payments will be made proportionately to the outstanding Class A Interests prior to any other distributions of principal from each such Loan Group; and

      (b) if the Calculation Rate in respect of such outstanding Class A and Class B Interests is greater than the Pass Through Rate in respect of the Subordinate Certificates, Principal Relocation

      Payments will be made proportionately to the outstanding Class B Interests prior to any other distributions of principal from each such Loan Group.

In case of either (a) or (b), Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding Class A and B Interests to equal the Pass Through Rate in respect of the Subordinate Certificates. With respect to each Loan Group, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Amount received during the Due Period and (b) the Realized Losses on the Mortgage Loans in that Loan Group, are insufficient to make the necessary reductions of principal on the Class A and B Interests, then interest will be added to the Loan Group's other REMIC 1 Interests that are not receiving Principal Relocation Payments, in proportion to their principal balances.

      (c) Unless required to achieve the Calculation Rate, the outstanding aggregate Class A and B Interests will not be reduced below 1% of the excess of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the end of any Due Period over (ii) the Certificate Balance Senior Certificates (excluding the Class A-R Certificates) as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

      If (and to the extent that) the limitation in paragraph (c) prevents the distribution of principal to the Class A and Class B Interests of a Loan Group, and if the Loan Group's Class C Interest has already been reduced to zero, then the excess principal from that Loan Group will be paid to the Class C Interests of the other Loan Group, the aggregate Class A and Class B Interests of which are less than 1% of the AB. If the Mortgage Loans in the Loan Group of the Class C Interest that receives such payment has a weighted average Adjusted Net Mortgage Rate below the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in the Loan Group making the payment, then the payment will be treated by the REMIC 1 as a Realized Loss. Conversely, if the Mortgage Loans in the Loan Group of the Class C Interest that receives such payment have a weighted average Adjusted Net Mortgage Rate above the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in the Loan Group making the payment, then the payment will be treated by the REMIC 1 as a reimbursement for prior Realized Losses.


                                     REMIC 2

      The following table sets forth characteristics of the REMIC 2 Regular
Interests:

=================== ================== ============== ===================================== ==============================
                     Class Principal    Pass-Through
Class Designation        Balance            Rate              Allocation of Interest            Allocation of Principal

------------------- ------------------ -------------- ------------------------------------- ------------------------------
   Class 2-1-A-1         (1)               6.00%                   Class 1-A-1                        Class 1-A-1
------------------- ------------------ -------------- ------------------------------------- ------------------------------
   Class 2-1-A-2         (1)               6.00%                   Class 1-A-2                        Class 1-A-2
------------------- ------------------ -------------- ------------------------------------- ------------------------------
   Class 2-1-A-3         (1)               6.00%                   Class 1-A-3                        Class 1-A-3
------------------- ------------------ -------------- ------------------------------------- ------------------------------
   Class 2-1-A-4         (1)               6.00%                   Class 1-A-4                        Class 1-A-4
------------------- ------------------ -------------- ------------------------------------- ------------------------------
   Class 2-1-A-5         (1)               6.00%                   Class 1-A-5                        Class 1-A-5
------------------- ------------------ -------------- ------------------------------------- ------------------------------
   Class 2-1-A-6         (1)               6.00%                   Class 1-A-6                        Class 1-A-6
------------------- ------------------ -------------- ------------------------------------- ------------------------------
   Class 2-A-X-1         (1)             Variable                   Class A-X                             N/A
------------------- ------------------ -------------- ------------------------------------- ------------------------------
   Class 2-A-X-2         (1)             Variable                   Class A-X                             N/A
------------------- ------------------ -------------- ------------------------------------- ------------------------------
    Class 2-1-PO         (1)               0.00%                       N/A                            Class 1-PO
------------------- ------------------ -------------- ------------------------------------- ------------------------------
   Class 2-2-A-1         (1)               6.50%                Class 2-A-1, 2-A-3                    Class 2-A-1
------------------- ------------------ -------------- ------------------------------------- ------------------------------
   Class 2-2-A-2         (1)               6.50%                Class 2-A-2, 2-A-3                    Class 2-A-2
------------------- ------------------ -------------- ------------------------------------- ------------------------------
    Class 2-$100         (1)               6.00%                    Class A-R                          Class A-R
------------------- ------------------ -------------- ------------------------------------- ------------------------------
    Class 2-B-1          (1)                (2)                     Class B-1                          Class B-1
------------------- ------------------ -------------- ------------------------------------- ------------------------------
    Class 2-B-2          (1)                (2)                     Class B-2                          Class B-2
------------------- ------------------ -------------- ------------------------------------- ------------------------------


                                       3

    Class 2-B-3          (1)                (2)                     Class B-3                          Class B-3
------------------- ------------------ -------------- ------------------------------------- ------------------------------
    Class 2-B-4          (1)                (2)                     Class B-4                          Class B-4
------------------- ------------------ -------------- ------------------------------------- ------------------------------
    Class 2-B-5          (1)                (2)                     Class B-5                          Class B-5
------------------- ------------------ -------------- ------------------------------------- ------------------------------
    Class 2-B-6          (1)                (2)                     Class B-6                          Class B-6
------------------- ------------------ -------------- ------------------------------------- ------------------------------
     Class 2-P           (1)              N/A(4)                     Class P                            Class P
------------------- ------------------ -------------- ------------------------------------- ------------------------------
    Class R-2(5)         N/A                N/A                       N/A                             N/A
=================== ================== ============== ===================================== ==============================

(1) For each Distribution Date, following the allocation of scheduled principal, Principal Prepayments and Realized Losses, the principal balance for each such Class will be the principal balance in respect of the corresponding Class of Certificates set forth under the Column titled "Allocation of Principal". For federal income tax purposes, the Class 2-A-X-1 and Class 2-A-X-2 Interests will be entitled to 100% of the interest accruals on the Class X-1 and Class X-2 Interests, respectively.

(2)   The Calculation Rate.

(3) The Class 2-P Interest will not be entitled to any interest, but will be entitled to 100% of any Prepayment Charges collected on the Mortgage Loans. For federal income tax purposes, the Class 2-P Certificate will be entitled to 100% of the Class 1-P Regular Interest cash flow.

(4) The Class R-2 Interest is the sole class of residual interest in REMIC 2 and will not be entitled to distributions of principal or interest.

                                The Master REMIC

      The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount):


==================== ======================= =========================== =========================== =========================
 Class Designation        Initial Class          Pass-Through Rate          Minimum Denomination      Integral Multiples in
                       Certificate Balance                                                               Excess of Minimum

-------------------- ----------------------- --------------------------- --------------------------- -------------------------
     Class 1-A-1          $250,000,000.00             6.00%                  $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
     Class 1-A-2           $43,221,182.00             6.00%                  $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
     Class 1-A-3           $17,413,793.00             6.00%                  $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
     Class 1-A-4           $30,735,000.00             6.00%                  $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
     Class 1-A-5            $1,845,000.00             6.00%                  $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
     Class 1-A-6            $1,045,000.00             6.00%                  $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
     Class 1-PO             $1,119,952.00            N/A(1)                  $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
      Class A-X              $452,943,710(2)       Variable(3)               $100,000(4)                   $1,000(4)
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
     Class 2-A-1          $126,125,755.00             6.50%                  $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
     Class 2-A-2            $7,600,000.00             6.50%                  $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
      Class A-R                   $100.00             6.00%                  $    100                       N/A
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
      Class B-1            $13,251,861.00          Variable(5)               $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
      Class B-2             $5,861,401.00          Variable(5)               $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
      Class B-3             $3,312,965.00          Variable(5)               $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
      Class B-4             $3,567,809.00          Variable(5)               $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------


                                       4

      Class B-5             $2,803,279.00          Variable(5)               $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
      Class B-6             $1,783,905.00          Variable(5)               $100,000                     $1,000
-------------------- ----------------------- --------------------------- --------------------------- -------------------------
       Class P                    $100.00            N/A(6)                  $    100                        N/A
==================== ======================= =========================== =========================== =========================


(1) The Class 1-PO Certificates are Principal Only Certificates and are not entitled to receive distributions of interest.

(2) The Class A-X Certificates will be Notional Amount Certificates, will have no Class Certificate Balance and will bear interest based on the Component Notional Amount of its Components. For federal income tax purposes, the Class A-X Certificates will be entitled to 100% of the cash flow on the Class 2-A-X-1 and Class 2-A-X-2 Interests.

(3) The Pass-Through Rate of the Class A-X Certificates for the Interest Accrual Period related to each Distribution Date will equal the weighted average of the Pass-Through Rates of its Components. The Pass Through Rate for the Class A-X Certificates during the initial Interest Accrual Period is 0.39897% per annum.

(4)   Denomination is based on Notional Amount.

(5) The Pass-Through Rate for a Class of Subordinated Certificates for the Interest Accrual Period for any Distribution Date will be a per annum rate equal to (A) the sum of (i) the Required Coupon multiplied by the excess of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the first day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period ending during that Due Period) over the aggregate Class Certificate Balance of the Group 1 Senior Certificates immediately prior to that Distribution Date and (ii) the Required Coupon multiplied by the excess of the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the first day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period ending during that Due Period) over the aggregate Class Certificate Balance of the Group 2 Senior Certificates immediately prior to that Distribution Date divided by (B) the aggregate Class Certificate Balance of the Subordinated Certificates immediately prior to such Distribution Date. The Pass-Through Rate for each Class of Subordinated Certificates for the first Interest Accrual Period is 6.13956% per annum.

(6) The Class P Certificates will not be entitled to any interest, but will be entitled to 100% of any Prepayment Charges paid on the Mortgage Loans. For federal income tax purposes, all amounts in respect of waived Prepayment Charges paid by the Servicer to the Class P Certificates pursuant to the second paragraph of Section 3.20 hereof will be treated as paid directly by the Servicer to the Class P Certificates and not as paid by or through any REMIC created hereunder.

      For federal income tax purposes, the Trustee will treat Late Payment Fees as beneficially owned by the Holder of the Class L Certificates and shall treat such portion of the Trust Fund as an interest in a "trust" within the meaning of Treasury regulations section 301.7701-4(a) (the "Grantor Trust").

      The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Master REMIC as cash flow on a REMIC regular interest, without creating any shortfall--actual or potential (other than for credit losses) to any REMIC regular interest.

      Scheduled Payments, Principal Prepayments and Realized Losses will be allocated to the same Lower Tier Interests in the same manner as such amounts are allocated to the Master REMIC Classes referenced under the column titled "Allocation of Principal."

Set forth below are designations of Classes of Certificates to the categories used herein:


Accretion Directed Certificates.........................None.

Accrual Certificates....................................None.

Book-Entry Certificates.................................All Classes of Certificates other than the Physical Certificates.

COFI Certificates.......................................None.

Component Certificates..................................Class A-X Certificates.

Components..............................................For purposes of calculating distributions of principal and/or interest, the Component Certificates will be comprised of multiple payment components having the designations, Initial Component Notional
                                                        Amounts and Pass-Through Rates set forth below:

                                                                       Initial Notional        Pass-Through
                                                        Designation    Amount                  Rate
                                                        -----------    ----------------        ------------
                                                        Class A-X-1     $310,682,269              (1)
                                                        Component
                                                        Class A-X-2     $142,261,441              (2)
                                                        Component

                                                        (1) The Pass-Through Rate for the Class A-X-1
                                                        Component for the Interest Accrual Period for any
                                                        Distribution Date will equal the excess of (a) the
                                                        weighted average of the Adjusted Net Mortgage
                                                        Rates of the Non-Discount Mortgage Loans in Loan
                                                        Group 1, weighted on the basis of the Stated
                                                        Principal Balances thereof as of the first day of
                                                        the related Due Period (after giving effect to
                                                        Principal Prepayments received in the Prepayment
                                                        Period ending during that Due Period), over (b)
                                                        6.00%. The Pass-Through Rate for the Class A-X-1
                                                        Component for the Interest Accrual Period related
                                                        to the first Distribution Date is 0.33194% per
                                                        annum.

                                                        (2) The Pass-Through Rate for the Class A-X-2
                                                        Component for the Interest Accrual Period for any
                                                        Distribution Date will equal the excess of (a) the
                                                        weighted average of the Adjusted Net Mortgage
                                                        Rates of the Mortgage Loans in Loan Group 2,
                                                        weighted on the basis of the Stated Principal
                                                        Balances thereof as of the first day of the
                                                        related Due Period (after giving effect to
                                                        Principal Prepayments received in the Prepayment
                                                        Period ending during that Due Period), over (b)
                                                        6.50%. The Pass-Through Rate for the Class A-X-2
                                                        Component for the Interest Accrual Period related
                                                        to the first Distribution Date is 0.54535% per
                                                        annum.

Delay Certificates......................................All interest-bearing Classes of Certificates other than any Non-Delay
                                                        Certificates.

ERISA-Restricted Certificates...........................The Residual Certificates and the Private Certificates; the Retained
                                                        Certificates until they have been the subject of an ERISA-Qualifying
                                                        Underwriting; and Certificates of any Class that ceases to have a rating of BBB- (or its equivalent) or better from at least one Rating


                                       7


                                                        Agency.

Group 1 Senior Certificates.............................Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class
                                                        1-A-6, Class A-R and Class 1-PO Certificates and Class A-X-1 Component.


Group 1 Certificates....................................Group 1 Senior Certificates and the portions of the Subordinated
                                                        Certificates related to Loan Group 1.

Group 2 Senior Certificates.............................Class 2-A-1 and Class 2-A-2 Certificates and Class A-X-2 Component.


Group 2 Certificates....................................Group 2 Senior Certificates and the portions of the Subordinated
                                                        Certificates related to Loan Group 2.

LIBOR Certificates......................................None.

Non-Delay Certificates..................................LIBOR Certificates.

Notional Amount Certificates............................Class A-X Certificates.

Notional Amount Components..............................Class A-X-1 and Class A-X-2 Components.

Offered Certificates....................................All Classes of Certificates other than the Private Certificates.

Physical Certificates...................................Class A-R Certificates and the Private Certificates.

Planned Principal Classes...............................None.

Principal Only Certificates.............................Class 1-PO Certificates.

Private Certificates....................................Class L, Class P, Class B-4, Class B-5 and Class B-6 Certificates.

Rating Agencies.........................................S&P and Fitch.

Regular Certificates....................................All Classes of Certificates other than the Class A-R Certificates.

Residual Certificate....................................Class A-R Certificates.

Retained Certificates...................................Class 1-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                                                        Class B-6 Certificates.


                                       8


Senior Certificates.....................................Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class
                                                        1-A-6, Class 1-PO, Class A-X, Class 2-A-1, Class 2-A-2 and Class A-R
                                                        Certificates.

Senior Certificate Group................................The Group 1 Senior Certificates and the Group 2 Senior Certificates.

Subordinated Certificates...............................Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                                                        Certificates.

Targeted Principal Classes..............................None.

Targeted Principal Component............................None.


      With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions in this Agreement relating solely to such designations shall be of no force or effect, and any calculations in this Agreement incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions in this Agreement relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                   ARTICLE ONE

                                   DEFINITIONS

      Section 1.01 Definitions.

      Unless the context requires a different meaning, capitalized terms are used in this Agreement as defined below.

      Accretion Directed Certificates: As specified in the Preliminary
Statement.

      Accretion Direction Rule: Not applicable.

      Accrual Amount: Not applicable.

      Accrual Certificates: As specified in the Preliminary Statement.

      Accrual Termination Date: Not applicable.

      Additional Designated Information: As defined in Section 11.02.

      Adjusted Mortgage Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Rate less the Servicing Fee Rate.

      Adjusted Net Mortgage Rate: As to each Mortgage Loan and any Distribution Date, the per annum rate equal to the Mortgage Rate of that Mortgage Loan (as of the Due Date in the month preceding the month in which such Distribution Date occurs) less the Expense Fee Rate for that Mortgage Loan.

      Adjustment Date: Not applicable.

      Advance: As to either Loan Group, the payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Servicing Fee) on the Mortgage Loans in such Loan Group that were due during the related Due Period and not received as of the close of business on the related Determination Date, together with an amount equivalent to interest on each REO Property, net of any net income from such REO Property, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

      Advance Notice: As defined in Section 4.01(b).

      Advance Deficiency: As defined in Section 4.01(b).

      Affiliate: With respect to any Person, any other Person controlling, controlled or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract, or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing. Affiliates also include any entities consolidated with the requirements of generally accepted accounting principles.

      Aggregate Planned Balance: Not applicable.

      Agreement: This Pooling and Servicing Agreement and all amendments and supplements.

      Allocable Share: As to any Distribution Date and any Group 1 Mortgage Loan, with respect to the Class 1-PO Certificates, zero. As to any Distribution Date, (a) the ratio that the excess, if any, of the Adjusted Net Mortgage Rate with respect to such Mortgage Loa, over the related Required Coupon bears to such Adjusted Net Mortgage Rate with respect to such Mortgage Loan or (b) if the Adjusted Net Mortgage Rate with respect to such Mortgage Loan does not excess the related Required Coupon, zero. As to any Distribution Date and any Group 1 Mortgage Loan and with respect to each Class of Certificates other than the Class 1-PO Certificates, the product of (a) the lesser of (I) the ratio that the related Required Coupon bears to the Adjusted Net Mortgage Rate of such Group 1 Mortgage Loan and (II) one, multiplied by (b) the ratio that the amount calculated with respect to such Distribution Date (A) with respect to the Group 1 Senior Certificates, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) and (B) (1) with respect to the Subordinated Certificates, pursuant to the definition of Assumed Interest Amount or (2) after the Senior Termination Date, if the Group 1 Senior Certificates are the remaining Senior Certificate Group outstanding, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) bears to the amount calculated with respect to such Distribution Date for each Class of Certificates pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) or the definition of Assumed Interest Amount, as applicable.

      As to any Distribution Date and Mortgage Loan in Loan Group 2 and with respect to any Group 2 Senior Certificates, the ratio that the amount calculated with respect to such Distribution Date (A) with respect to the Senior Certificates of the related Senior Certificate Group, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) and (B) with respect to the Subordinated Certificates, pursuant to the definition of Assumed Interest Amount or after the Senior Termination Date, if the Group 2 Senior Certificates are the remaining Senior Certificate Group outstanding, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) bears to the amount calculated with respect to such Distribution Date for each Class of Certificates pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) or the definition of Assumed Interest Amount for such Loan Group and Class, as applicable.

      Amount Available for Senior Principal: As to any Distribution Date and Loan Group, the related Available Funds for such Distribution Date, reduced by the aggregate amount distributable (or allocable to the Accrual Amount, if applicable) on such Distribution Date in respect of interest on the related Senior Certificates pursuant to Section 4.02(a)(1)(iii) or Section 4.02(a)(2)(iii).

      Amount Held for Future Distribution: As to any Distribution Date and the Mortgage Loans in a Loan Group, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of
(i) Principal Prepayments received after the last day of the related Prepayment Period and Liquidation Proceeds and Subsequent Recoveries relating to such Loan Group received in the month of such Distribution Date and (ii) all Scheduled Payments relating to such Loan Group due after the related Due Date.

      Applicable Credit Support Percentage: As defined in Section 4.02(e).

      Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinance Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinance Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinance Loan.

      Assumed Balance: For a Distribution Date and Loan Group, the Subordinated Percentage for that Distribution Date and that Loan Group of the aggregate of
(x) in the case of Loan Group 1, the Non-PO Percentage of the Stated Principal Balance of each Group 1 Mortgage Loan as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to Principal Prepayments received in the Prepayment Period related to such Due Date) and (y) in the case of Loan Group 2, the Stated Principal Balance of each Mortgage Loan in that Loan Group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to Principal Prepayments received in the Prepayment Period related to such Due Date).

      Assumed Interest Amount: With respect to any Distribution Date and each Class of Subordinated Certificates, one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the applicable Assumed Balance immediately prior to that Distribution Date.

      Available Funds: As to any Distribution Date and the Mortgage Loans in a Loan Group, the sum of (a) the aggregate amount held in the Certificate Account at the close of business on the related Determination Date, including any Subsequent Recoveries with respect to the Mortgage Loans in that Loan Group, net of the Amount Held for Future Distribution, net of Prepayment Charges and Late Payment Fees and net of amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) - (viii), inclusive, of Section 3.09(a) and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) - (ii), inclusive, of Section 3.09(b), (b) the amount of the related Advance, (c) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date, and (d) any amount deposited on the related Distribution Account Deposit Date pursuant to
Section 3.10. The Holders of the Class P Certificates will be entitled to all Prepayment Charges received on the Mortgage Loans and the Holders of the Class L Certificates will be entitled to all Late Payment Fees received on the Mortgage Loans and such amounts will not be available for distribution to the Holders of any other Class of Certificates.

      Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended.

      Bankruptcy Coverage Termination Date: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

      Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss under this Agreement so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either
(A) the related Mortgage Loan is not in default with regard to payments due under the Mortgage Loan or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation.

      Bankruptcy Loss Coverage Amount: As of any date of determination, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Loss Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Certificates since the Cut-off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating

Agency to the Trustee to the effect that any such reduction will not result in a downgrading, qualification or withdrawal of the then current ratings assigned to the Classes of Certificates rated by it.

      Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

      Book-Entry Certificates: As specified in the Preliminary Statement.

      Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

      Calculation Rate: For each Distribution Date, the product of (i) 10 and
(ii) the weighted average pass-through rate of the outstanding Class A and Class B Interests, treating each of the Class A Interests as having an Interest Rate of 0%.

      Cap Counterparty: Not applicable.

      Certificate: Any one of the certificates issued by the Trust Fund and executed by the Trustee in substantially the forms attached as exhibits.

      Certificate Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.06(d) with a depository institution in the name of the Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "IndyMac Bank, F.S.B., in trust for the registered holders of Residential Asset Securitization Trust 2007-A6, Mortgage Pass-Through Certificates, Series 2007-F."

      Certificate Balance: With respect to any Certificate (other than the Notional Amount Certificates) at any date of determination, the maximum dollar amount of principal to which the Holder thereof is then entitled under this Agreement, such amount being equal to the Denomination thereof (A) plus any increase in the Certificate Balance of such Certificate pursuant to Section 4.02 due to the receipt of Subsequent Recoveries, (B) minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Realized Losses allocated to that Certificate and, in the case of any Subordinated Certificates, all other reductions in Certificate Balance previously allocated to that Certificate pursuant to Section 4.05 and (C) in the case of any Class of Accrual Certificates, plus the Accrual Amount added to the Class Certificate Balance of such Class prior to such date. The Notional Amount Certificates and the Class L Certificates do not have Certificate Balances.

      Certificate Group: Either of the Group 1 Certificates or the Group 2 Certificates, as applicable.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of the Book-Entry Certificate. For the purposes of this Agreement, in order for a Certificate Owner to enforce any of its rights under this Agreement, it shall first have to provide evidence of its beneficial ownership interest in a Certificate that is reasonably satisfactory to the Trustee, the Depositor and/or the Servicer, as applicable.

      Certificate Register: The register maintained pursuant to Section 5.02.

      Certificate Registrar: Deutsche Bank National Trust Company and its successors and, if a successor trustee is appointed under this Agreement, the successor.

      Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor is not Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect a consent has been obtained, except that if the Depositor or its affiliates own 100% of the Percentage Interests evidenced by a Class of Certificates, the Certificates shall be Outstanding for purposes of any provision of this Agreement requiring the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

      Certification Party: As defined in Section 11.05.

      Certifying Person: As defined in Section 11.05.

      Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

      Class Certificate Balance: For any Class as of any date of determination, the aggregate of the Certificate Balances of all Certificates of the Class as of that date.

      Class Interest Shortfall: As to any Distribution Date and Class or Component, the amount by which the amount described in clause (i) of the definition of Class Optimal Interest Distribution Amount for such Class or Component exceeds the amount of interest actually distributed on such Class or Component on such Distribution Date pursuant to such clause (i).

      Class Optimal Interest Distribution Amount: With respect to any Distribution Date and interest-bearing Class or Component, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class or Component, on the related Class Certificate Balance, Component Balance, Component Notional Amount or Notional Amount, as applicable, immediately prior to such Distribution Date, subject to reduction pursuant to Section 4.02(d), and (ii) any Class Unpaid Interest Amounts for such Class or Component.

      Class 1-PO Deferred Amount: As to any Distribution Date and Loan Group 1, the aggregate of the applicable PO Percentage of each Realized Loss, other than any Excess Loss, on a Discount Mortgage Loan in Loan Group 1 to be allocated to the Class 1-PO Certificates on such Distribution Date on or prior to the Senior Credit Support Depletion Date or previously allocated to the Class 1-PO Certificates and not yet paid to the Holders of the Class 1-PO Certificates.

      Class Subordination Percentage: With respect to any Distribution Date and each Class of Subordinated Certificates, the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of such Class of Subordinated Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all Classes of Certificates immediately prior to such Distribution Date.

      Class Unpaid Interest Amounts: As to any Distribution Date and Class or Component of interest-bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class or Component on prior Distribution Dates exceeds the amount distributed on such Class or Component on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

      Closing Date: April 30, 2007.

      CMT Index: Not applicable.

      Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

      COFI: Not applicable.

      COFI Certificates: Not applicable.

      Commission: The United States Securities and Exchange Commission.

      Compensating Interest: For any Distribution Date, 0.125% multiplied by one-twelfth multiplied by the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the prior month.

      Components: As specified in the Preliminary Statement.

      Component Balance: Not applicable.

      Component Certificates: As specified in the Preliminary Statement.

      Component Notional Amount: With respect to the Interest Accrual Period for any Distribution Date and the Class A-X-1 Component, an amount equal to the aggregate of the Stated Principal Balances of the Non-Discount Mortgage Loans in Loan Group 1 as of the first day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period ending in that Due Period). With respect to the Interest Accrual Period for any Distribution Date and the Class A-X-2 Component, an amount equal to the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group 2 as of the first day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period ending in that Due Period).

      Co-op Shares: Shares issued by a Cooperative Corporation.

      Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and that governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under section 216 of the Code.

      Cooperative Loan: Any Mortgage Loan secured by Co-op Shares and a Proprietary Lease.

      Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Co-op Shares of the Cooperative Corporation.

      Cooperative Unit: A single family dwelling located in a Cooperative Property.

      Corporate Trust Office: The designated office of the Trustee in the State of California at which at any particular time its corporate trust business with respect to this Agreement is administered, which office at the date of the execution of this Agreement is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attn: Mortgage Administration-IN0706 (IndyMac MBS, Inc., Residential Asset Securitization Trust 2007-A6, Mortgage Pass-Through Certificates, Series 2007-F), and which is the address to which notices to and correspondence with the Trustee should be directed. With respect to the Certificate Registrar, the designated office for presentment and surrender of Certificates for registration transfer, exchange or final payment thereof is located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee, 37211-3658, Attention: Transfer Unit.

      Corridor Contract: Not applicable.

      Corridor Contract Termination Date: Not applicable.

      Cross-over Situation: For any Distribution Date and for any Loan Group (after taking into account principal distributions on such Distribution Date) a Cross-over Situation exists with respect to the Class A and Class B Interests of the Loan Group if such Interests in the aggregate are less than 1% of the Assumed Balance of the related Loan Group.

      Cut-off Date: April 1, 2007.

      Cut-off Date Pool Principal Balance: $509,687,002.23

      Cut-off Date Principal Balance: As to any Mortgage Loan, its Stated Principal Balance as of the close of business on the Cut-off Date.

      Debt Service Reduction: For any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for the Mortgage Loan that became final and non-appealable, except a reduction resulting from a Deficient Valuation or a reduction that results in a permanent forgiveness of principal.

      Defective Mortgage Loan: Any Mortgage Loan that is required to be repurchased pursuant to Section 2.02 or 2.03.

      Deficient Valuation: For any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of the court that is final and non-appealable in a proceeding under the Bankruptcy Code.

      Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

      Delay Certificates: As specified in the Preliminary Statement.

      Delay Delivery Certification: A certification substantially in the form of Exhibit G-2.

      Delay Delivery Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule for which none of a related Mortgage File or neither the Mortgage Note nor a lost note affidavit for a lost Mortgage Note has been delivered to the Trustee by the Closing Date. The Depositor shall deliver the Mortgage Files to the Trustee:

      (A) for at least 70% of the Mortgage Loans in each Loan Group, not later than the Closing Date, and

      (B) for the remaining 30% of the Mortgage Loans in each Loan Group, not later than five Business Days following the Closing Date.

      To the extent that the Seller is in possession of any Mortgage File for any Delay Delivery Mortgage Loan, until delivery of the Mortgage File to the Trustee as provided in Section 2.01, the Seller shall hold the files as Servicer, as agent and in trust for the Trustee.

      Deleted Mortgage Loan: As defined in Section 2.03(c).

      Delinquent: A Mortgage Loan is "Delinquent" if any monthly payment due on a Due Date is not made by the close of business on the day immediately preceding the next scheduled Due Date for such Mortgage Loan. A Mortgage Loan is "30 days Delinquent" if such monthly payment has not been received by the close of business on the last day of the month in which such monthly payment was due. The determination of whether a Mortgage Loan is "60 days Delinquent", "90 days Delinquent", etc. shall be made in a like manner.

      Denomination: For each Certificate, the amount on the face of the Certificate as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face of the Certificate.

      Depositor: IndyMac MBS, Inc., a Delaware corporation, or its successor in interest.

      Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the UCC.

      Depository Participant: A broker, dealer, bank, or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Derivative Notional Balance: Not applicable.

      Determination Date: As to any Distribution Date, the 18th day of each month or if that day is not a Business Day the next Business Day, except that if the next Business Day is less than two Business Days before the related Distribution Date, then the Determination Date shall be the Business Day preceding the 18th day of the month.

      Discount Mortgage Loan: Any Mortgage Loan in Loan Group 1 with an Adjusted Net Mortgage Rate that is less than the Required Coupon.

      Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.06(e) in the name of the Trustee for the benefit of the Certificateholders and designated "Deutsche Bank National Trust Company in trust for registered holders of Residential Asset Securitization Trust 2007-A6, Mortgage Pass-Through Certificates, Series 2007-F." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

      Distribution Account Deposit Date: As to any Distribution Date, 12:30 P.M. Pacific time on the Business Day preceding the Distribution Date.

      Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if that day is not a Business Day, the next Business Day, commencing in May 2007.

      Due Date: For any Mortgage Loan and Distribution Date, the first day of the month in which such Distribution Date occurs.

      Due Period: For any Distribution Date, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending on the first day of the month in which the Distribution Date occurs.

      EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

      Eligible Account: Any of

      (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of either such holding company or the depository institution or trust company, whichever are rated higher) have (x) if Moody's is a Rating Agency at the time amounts are held on deposit therein, the highest short-term ratings of Moody's (which shall be Prime-1), (y) if Fitch is a Rating Agency at the time any amounts are held on deposit therein, the highest short-term rating of Fitch (which shall be F1 for funds held for less than 30 days, and F1+ for funds held for longer than 30 days and less than 365 days) and (z) if S&P is a Rating Agency at the time any amounts are held on deposit therein, a short-term rating of at least A-2, for funds held no longer than 30 days, and, if funds will be held longer than 30 days and less than 365 days, a short-term rating of at least A-1+, or

      (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or

      (iii) a trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or

      (iv) any other account acceptable to each Rating Agency.

Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of the Underwriter's Exemption.

      ERISA-Restricted Certificate: As specified in the Preliminary Statement.

      Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.07(a).

      Event of Default: As defined in Section 7.01.

      Excess Loss: For each Loan Group, the amount of any (i) Fraud Loss on the Mortgage Loans in such Loan Group realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss on the Mortgage Loans in such Loan Group realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss on the Mortgage Loans in such Loan Group realized after the Bankruptcy Coverage Termination Date.

      Excess Proceeds: For any Liquidated Mortgage Loan, the excess of

      (a) all Liquidation Proceeds from the Mortgage Loan received in the calendar month in which the Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advances with respect to the Mortgage Loan pursuant to Section 3.09(a)(iii), over

      (b) the sum of (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the Due Date in the month in which the Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date for which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date following the calendar month during which the liquidation occurred.

      Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust Fund under the Exchange Act.

      Expense Fee Rate: As to each Mortgage Loan, the sum of (a) the related Servicing Fee Rate and (b) the Trustee Fee Rate.

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, NY 10004, Attention: MBS Monitoring - IndyMac 2007-F, or any other address Fitch furnishes to the Depositor and the Servicer.

      FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

      Form 10-D Disclosure Item: With respect to any Person, any material litigation or governmental proceedings pending against such Person, or against any of the Trust Fund, the Depositor, the Trustee or the Servicer, if such Person has actual knowledge thereof.

      Form 10-K Disclosure Item: With respect to any Person, (a) Form 10-D Disclosure Item, and (b) any affiliations or relationships between such Person and any Item 1119 Party.

      Fraud Loan: A Liquidated Mortgage Loan as to which a Fraud Loss has occurred.

      Fraud Loss Coverage Amount: As of the Closing Date, $10,193,740, subject to reduction from time to time, by the amount of Fraud Losses allocated to the Certificates. In addition, on each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of (i) 1% of the then-current Stated Principal Balance of the Mortgage Loans and
(ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to the Certificates since such preceding anniversary; and (b) on the fifth anniversary of the Cut-off Date, to zero.

      Fraud Loss Coverage Termination Date: The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

      Fraud Losses: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

      Grantor Trust: As specified in the Preliminary Statement.

      Gross Margin: Not applicable.

      Group 1 Certificates: As specified in the Preliminary Statement.

      Group 1 Mortgage Loan: Any Mortgage Loan in Loan Group 1.

      Group 1 Senior Certificates: As specified in the Preliminary Statement.

      Group 2 Certificates: As specified in the Preliminary Statement.

      Group 2 Mortgage Loan: Any Mortgage Loan in Loan Group 2.

      Group 2 Senior Certificates: As specified in the Preliminary Statement.

      Index: Not applicable.

      Indirect Participant: A broker, dealer, bank, or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

      Initial Bankruptcy Loss Coverage Amount: $175,708.

      Initial Component Balance: As specified in the Preliminary Statement.

      Initial LIBOR Rate: Not applicable.

      Insurance Policy: For any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

      Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

      Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

      Interest Accrual Period: With respect to each Class and Component of Delay Certificates and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to each Class of Non-Delay Certificates and any Distribution Date, the one-month period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs. All Classes of Certificates will accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

      Interest Determination Date: With respect to (a) any Interest Accrual Period for any LIBOR Certificates and (b) any Interest Accrual Period for the COFI Certificates for which the applicable Index is LIBOR, the second Business Day prior to the first day of such Interest Accrual Period.

      Interest Settlement Rate: As defined in Section 4.08.

      Item 1119 Party: The Depositor, the Seller, the Servicer, the Trustee, the Cap Counterparty and any other material transaction party, as identified in Exhibit T, as updated pursuant to Section 11.04.

      Late Payment Fee: As to a Mortgage Loan, any fees assessable by the related mortgagee in connection with the late payment of a Scheduled Payment due after the Cut-off Date.

      Latest Possible Maturity Date: The Distribution Date, calculated on the Closing Date, following the third anniversary of the later of (i) the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date, and (ii) the latest possible maturity of any Substitute Mortgage Loan that may be substituted for any Mortgage Loan pursuant to this Agreement.

      Lender PMI Loans: Mortgage Loans with respect to which the lender rather than the borrower acquired the primary mortgage guaranty insurance and charged the related borrower an interest premium.

      LIBOR: The London interbank offered rate for one month United States dollar deposits calculated in the manner described in Section 4.08.

      LIBOR Determination Date: For any Interest Accrual Period, the second London Business Day prior to the commencement of such Interest Accrual Period.

      Limited Exchange Act Reporting Obligations: The obligations of the Servicer under Section 3.17(b), Section 6.02 and Section 6.04 with respect to notice and information to be provided to the Depositor and Article 11 (except
Section 11.07(a)(i) and (ii)).

      Liquidated Mortgage Loan: For any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of the Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of the Mortgage Loan, including the final disposition of an REO Property.

      Liquidation Proceeds: Amounts, including Insurance Proceeds regardless of when received, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale, or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property, and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees, Servicing Advances, and Advances.

      Loan Group: Either Loan Group 1 or Loan Group 2, as applicable.

      Loan Group 1: All of the Mortgage Loans identified as Group 1 Mortgage Loans on the Mortgage Loan Schedule.

      Loan Group 2: All of the Mortgage Loans identified as Group 2 Mortgage Loans on the Mortgage Loan Schedule.

      Loan-to-Value Ratio: For any Mortgage Loan and as of any date of determination, is the fraction whose numerator is the original principal balance of the related Mortgage Loan at that date of determination and whose denominator is the Appraised Value of the related Mortgaged Property.

      London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

      Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Maintenance: For any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

      MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

      MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS(R) System.

      MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

      MIN: The mortgage identification number for any MERS Mortgage Loan.

      MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

      Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.06.

      Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Loan Monitoring Group, or any other address that Moody's furnishes to the Depositor and the Servicer.

      Mortgage: The mortgage, deed of trust, or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to this Agreement, as from time to time are held as a part of the Trust Fund (including any REO Property), the Mortgage Loans so held being identified on the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

      Mortgage Loan Schedule: As of any date, the list set forth in Schedule I of Mortgage Loans included in the Trust Fund on that date. The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan by Loan Group:

            (i)   the loan number;

            (ii) the street address of the Mortgaged Property, including the zip code;

            (iii) the maturity date;

            (iv)  the original principal balance;

            (v)   the Cut-off Date Principal Balance;

            (vi)  the first payment date of the Mortgage Loan;

            (vii) the Scheduled Payment in effect as of the Cut-off Date;

            (viii) the Loan-to-Value Ratio at origination;

            (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

            (x)   a code indicating whether the residential dwelling is either
                  (a) a detached single family dwelling, (b) a dwelling in a PUD, (c) a condominium unit, (d) a two- to four-unit residential property, or (e) a Cooperative Unit;

            (xi)  the Mortgage Rate;

            (xii) the purpose for the Mortgage Loan;

            (xiii) the type of documentation program pursuant to which the
                  Mortgage Loan was originated;

            (xiv) a code indicating whether the Mortgage Loan is a borrower-paid mortgage insurance loan;

            (xv)  the Servicing Fee Rate;

            (xvi) a code indicating whether the Mortgage Loan is a Lender PMI
                  Loan;

            (xvii) the coverage amount of any mortgage insurance;

            (xviii) with respect to the Lender PMI Loans, the interest premium charged by the lender;

            (xix) a code indicating whether the Mortgage Loan is a Delay
                  Delivery Mortgage Loan; and

            (xx) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan.

The schedule shall also set forth the total of the amounts described under (v) above for all of the Mortgage Loans and for each Loan Group.

      Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

      Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time (net of the interest premium for any Lender PMI Loan).

      Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Co-op Shares and Proprietary Lease.

      Mortgagor: The obligors on a Mortgage Note.

      National Cost of Funds Index: The National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions published by the OTS.

      Net Prepayment Interest Shortfall: As to any Distribution Date and Loan Group, the amount by which the aggregate of the Prepayment Interest Shortfalls for such Loan Group and Distribution Date exceeds the sum of (a) the Compensating Interest allocable to such Loan Group for such Distribution Date and (b) the excess, if any, of the Compensating Interest allocable to the other Loan Group for such Distribution Date over the Prepayment Interest Shortfalls for such other Loan Group and Distribution Date.

      Non-Delay Certificates: As specified in the Preliminary Statement.

      Non-Discount Mortgage Loan: Each Group 1 Mortgage Loan with an Adjusted Net Mortgage Rate that is greater than or equal to the Required Coupon.

      Non-PO Formula Principal Amount: As to any Distribution Date and Loan Group 1, the sum of (i) the applicable Non-PO Percentage of (a) all monthly payments of principal due on each Group 1 Mortgage Loan on the related Due Date,
(b) the principal portion of the purchase price of each Group 1 Mortgage Loan that was repurchased by the Seller pursuant to this Agreement as of such Distribution Date, excluding any Group 1 Mortgage Loan that was repurchased pursuant to Section 3.12, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in Loan Group 1 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Group 1 Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Group 1 Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Group 1 Mortgage Loan, and (f) all partial and full Principal Prepayments on the Group 1 Mortgage Loans received during the related Prepayment Period and (ii) (A) any Subsequent Recoveries with respect to the Group 1 Mortgage Loans received during the calendar month preceding the month of such Distribution Date, or (B) with respect to Subsequent Recoveries attributable to a Discount Mortgage Loan in Loan Group 1 that incurred (1) an Excess Loss or (2) a Realized Loss after the Senior Credit Support Depletion Date, the Non-PO Percentage of any Subsequent Recoveries on the Group 1 Mortgage Loans received during the calendar month preceding the month of such Distribution Date.

      Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage) the numerator of which is the Adjusted Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Required Coupon. As to any Non-Discount Mortgage Loan, 100%.

      Non-PO Pool Balance: For Loan Group 1 and any Due Date, the excess, if any, of (x) the aggregate Stated Principal Balance of all Mortgage Loans in Loan Group 1 over (y) the sum of the PO Percentage of the Stated Principal Balance of each Discount Mortgage Loan in Loan Group 1.

      Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Servicer, that, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

      Notice of Final Distribution: The notice to be provided pursuant to
Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

      Notional Amount: With respect to the Class A-X Certificates and any Distribution Date, the sum of the Class A-X-1 and Class A-X-2 Component Notional Amounts immediately prior to that Distribution Date.

      Notional Amount Certificates: As specified in the Preliminary Statement.

      Offered Certificates: As specified in the Preliminary Statement.

      Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Servicer, (ii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee as required by this Agreement or (iii) in the case of any other Person, signed by an authorized officer of such Person.

      Opinion of Counsel: For the interpretation or application of the REMIC Provisions, a written opinion of counsel who (i) is in fact independent of the Depositor and the Servicer, (ii) does not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions. Otherwise, a written opinion of counsel who may be counsel for the Depositor or the Servicer, including in-house counsel, reasonably acceptable to the Trustee.

      Original Applicable Credit Support Percentage: With respect to each of the following Classes of Subordinated Certificates, the corresponding percentage described below:

            Class B-1....................2.60%
            Class B-2....................1.15%
            Class B-3....................0.65%
            Class B-4....................0.70%
            Class B-5....................0.55%
            Class B-6....................0.35%

      Original Mortgage Loan: The Mortgage Loan refinanced in connection with the origination of a Refinance Loan.

      Original Subordinated Principal Balance: On or prior to the Senior Termination Date, the Subordinated Percentage of (x) in the case of the Mortgage Loans in Loan Group 1, the applicable Non-PO Percentage of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans or (y) in the case of the Mortgage Loans in each of Loan Group 2, the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, in each case as of the Cut-off Date; or if such date is after the Senior Termination Date, the aggregate Class Certificate Balance of the Subordinated Certificates as of the Closing Date.

      OTS: The Office of Thrift Supervision.

      Outside Reference Date: Not applicable.

      Outstanding: For the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

            (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

            (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

      Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in Full before the Due Date or during the related Prepayment Period and that did not become a Liquidated Mortgage Loan before the Due Date.

      Overcollateralized Group: As defined in Section 4.03.

      Ownership Interest: As to any Residual Certificate, any ownership interest in the Certificate including any interest in the Certificate as its Holder and any other interest therein, whether direct or indirect, legal or beneficial.

      Pass-Through Rate: For each Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

      Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, the percentage interest being set forth on its face or equal to the percentage obtained by dividing the Denomination of the Certificate by the aggregate of the Denominations of all Certificates of the same Class.

      Performance Certification: As defined in Section 11.05.

      Permitted Investments: At any time, any of the following:

      (i) obligations of the United States or any agency thereof backed by the full faith and credit of the United States;

      (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or any lower rating that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

      (iii) commercial or finance company paper that is then receiving the highest commercial or finance company paper rating of each Rating Agency, or any lower rating that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies , as evidenced by a signed writing delivered by each Rating Agency;

      (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal or state banking authorities, provided that the commercial paper or long-term unsecured debt obligations of the depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of the holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for the securities, or any lower rating that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

      (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC;

      (vi) guaranteed reinvestment agreements issued by any bank, insurance company, or other corporation acceptable to the Rating Agencies at the time of the issuance of the agreements, as evidenced by a signed writing delivered by each Rating Agency;

      (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above; provided that such repurchase obligation would be accounted for as a financing arrangement under generally accepted accounting principles;

      (viii) securities (other than stripped bonds, stripped coupons, or instruments sold at a purchase price in excess of 115% of their face amount) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof that, at the time of the investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's the rating shall be the highest commercial paper rating of Moody's for the securities), or any lower rating that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency and that have a maturity date occurring no more than 365 days from their date of issuance;

      (ix) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except (i) if Fitch is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's and (ii) if S&P is a Rating Agency, "AAAm" or "AAAM-G" by S&P) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

      (x) any other investments bearing interest or sold at a discount acceptable to each Rating Agency that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency.

      No Permitted Investment may (i) evidence the right to receive interest only payments with respect to the obligations underlying the instrument, (ii) be sold or disposed of before its maturity or (iii) be any obligation of the Seller or any of its Affiliates. Any Permitted Investment shall be relatively risk free and no options or voting rights shall be exercised with respect to any Permitted Investment. Any Permitted Investment shall be sold or disposed of in accordance with Financial Accounting Standard 140, paragraph 35c(6) in effect as of the Closing Date.

      Permitted Transferee: Any person other than

      (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing,

      (ii) a foreign government, International Organization, or any agency or instrumentality of either of the foregoing,

      (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate,

      (iv) a rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code,

      (v) an "electing large partnership" as defined in section 775 of the Code,

      (vi) a Person that is not a U.S. Person, and

      (vii) any other Person so designated by the Depositor based on an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to the Person may cause any REMIC created hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

      Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, or government, or any agency or political subdivision thereof.

      Physical Certificates: As specified in the Preliminary Statement.

      Planned Balance: Not applicable.

      Planned Principal Classes: As specified in the Preliminary Statement.

      PO Formula Principal Amount: As to any Distribution Date and the Class 1-PO Certificates, the sum of (i) the sum of the PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Group 1 Mortgage Loan on the related Due Date, (b) the Stated Principal Balance of each Group 1 Mortgage Loan that was repurchased by the Seller or the Servicer pursuant to this Agreement as of such Distribution Date, excluding any Group 1 Mortgage Loan that was repurchased pursuant to Section 3.12, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in Loan Group 1 received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Group 1 Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Group 1 Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Group 1 Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Group 1 Mortgage Loan, and (f) all Principal Prepayments with respect to the Group 1 Mortgage Loans received during the related Prepayment Period, and (ii) with respect to Subsequent Recoveries attributable to a Discount Mortgage Loan in Loan Group 1 that incurred (1) an Excess Loss or (2) a Realized Loss after the Senior Credit Support Depletion Date, the PO Percentage of any such Subsequent Recoveries on the Group 1 Mortgage Loans received during the calendar month preceding the month of such Distribution Date.

      PO Percentage: With respect to any Discount Mortgage Loan, a fraction (expressed as a percentage) the numerator of which is the excess of the Required Coupon over the Adjusted Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is such Required Coupon. As to any Non-Discount Mortgage Loan, 0%.

      Pool Stated Principal Balance: The aggregate Stated Principal Balance of the Mortgage Loans.

      Prepayment Assumption: The prepayment model used in the Prospectus Supplement.

      Prepayment Charge: As to a Mortgage Loan, any charge payable by a Mortgagor in connection with certain partial prepayments and all prepayments in full made within the related Prepayment Charge Period, the Prepayment Charges with respect to each applicable Mortgage Loan so held by the Trust Fund being identified in the Mortgage Loan Schedule.

      Prepayment Charge Period: As to any Mortgage Loan, the period of time during which a Prepayment Charge may be imposed.

      Prepayment Interest Excess: As to any Principal Prepayment received by the Servicer on a Mortgage Loan from the first day through the fifteenth day of any calendar month other than the month of the Cut-off Date, all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment. All Prepayment Interest Excess shall be retained by the Servicer as additional servicing compensation.

      Prepayment Interest Shortfall: As to any Distribution Date, Mortgage Loan and Principal Prepayment received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) and on or before the last day of the month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Rate, net of the related Servicing Fee Rate, on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

      Prepayment Period: As to any Distribution Date and related Due Date, the period from and including the 16th day of the month immediately prior to the month of such Distribution Date (or, in the case of the first Distribution Date, from the Cut-off Date) and to and including the 15th day of the month of such Distribution Date.

      Prepayment Shift Percentage: For any Distribution Date occurring during the five years beginning on the first Distribution Date, 0%. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any Distribution Date thereafter, 100%.

      Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

      Principal Amount: As to any Distribution Date and Loan Group 2, the sum of
(a) all monthly payments of principal due on each Mortgage Loan in that Loan Group on the related Due Date, (b) the principal portion of the Purchase Price of each Mortgage Loan in that Loan Group that was repurchased by the Seller pursuant to this Agreement as of such Distribution Date, excluding any Mortgage Loan that was repurchased due to a modification of the Mortgage Loan in lieu of refinancing, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in that Loan Group received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in that Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, (f) all partial and full Principal Prepayments on the Mortgage Loans in that Loan Group received during the related Prepayment Period and the principal portion of the Purchase Price of any Mortgage Loan repurchased by the Seller pursuant to
Section 3.12, and (g) any Subsequent Recoveries with respect to the Mortgage Loans in that Loan Group received during the calendar month preceding the month of such Distribution Date.

      Principal Balance Schedule: Not applicable.

      Principal Only Certificates: As specified in the Preliminary Statement.

      Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan (including the principal portion of the Purchase Price of any Mortgage Loan purchased pursuant to Section 3.12) that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date in any month after the month of prepayment. The Servicer shall apply partial Principal Prepayments in accordance with the related Mortgage Note.

      Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Priority Amount: For any Distribution Date, the sum of (i) the product of
(A) the Scheduled Principal Distribution Amount for Loan Group 1, (B) the Shift Percentage and (C) the Priority Percentage and (ii) the product of (A) the Unscheduled Principal Distribution Amount for Loan Group 1, (B) the Priority Percentage and (C) the Prepayment Shift Percentage.

      Priority Percentage: For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Class 1-A-4 and Class 1-A-5 Certificates immediately prior to such Distribution Date, and the denominator of which is the Non-PO Pool Balance for Loan Group 1 as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to Principal Prepayments on the Mortgage Loans in Loan Group 1 received in the Prepayment Period related to the prior Due
Date).

      Private Certificates: As specified in the Preliminary Statement.

      Pro Rata Share: As to any Distribution Date and any Class of Subordinated Certificates, the portion of the Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the Subordinated Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinated Certificates, in each case immediately prior to such Distribution Date.

      Proprietary Lease: For any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Co-op Shares.

      Prospectus Supplement: The Prospectus Supplement dated April 27, 2007, relating to the Offered Certificates, and any supplement thereto.

      PUD: Planned Unit Development.

      Purchase Price: For any Mortgage Loan required to be purchased by the Seller pursuant to Section 2.02 or 2.03 or purchased by the Servicer pursuant to
Section 3.12, the sum of

      (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of the purchase,

      (ii) accrued and unpaid interest on the Mortgage Loan at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Servicer or (y) if the purchaser is the Seller and the Seller is the Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, net of any unreimbursed Advances made by the Servicer on the Mortgage Loan, and

      (iii) any costs and damages incurred by the Trust Fund in connection with any violation by the Mortgage Loan of any predatory or abusive lending law.

      If the Mortgage Loan is purchased pursuant to Section 3.12, the interest component of the Purchase Price shall be computed (i) on the basis of the applicable Adjusted Mortgage Rate before giving effect to the related modification and (ii) from the date to which interest was last paid to the date on which the Mortgage Loan is assigned to the Servicer pursuant to Section 3.12.

      Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over the insurer in connection with the insurance policy issued by the insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

      Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any of them or a successor is no longer in existence, "Rating Agency" shall be the nationally recognized statistical rating organization, or other comparable Person, identified as a "Rating Agency" under the Underwriter's Exemption, and designated by the Depositor, notice of which designation shall be given to the Trustee. References to a given rating or rating category of a Rating Agency means the rating category without giving effect to any modifiers.

      Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

      To the extent the Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced by such Subsequent Recoveries.

      Recognition Agreement: For any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of the Mortgage Loan that establishes the rights of the originator in the Cooperative Property.

      Record Date: With respect to any Distribution Date and any Definitive Certificate and the Delay Certificates, the close of business on the last Business Day of the month preceding the month of that Distribution Date. With respect to any Distribution Date and the Non-Delay Certificates as long as they are Book-Entry Certificates, the Business Day immediately prior to such Distribution Date.

      Reference Bank: As defined in Section 4.08.

      Refinance Loan: Any Mortgage Loan the proceeds of which are used to refinance an Original Mortgage Loan.

      Regular Certificates: As specified in the Preliminary Statement.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Relief Act: The Servicemembers Civil Relief Act.

      Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or any similar state or local laws, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

      REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

      REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Reportable Event: Any event required to be reported on Form 8-K, and in any event, the following:

      (a) entry into a definitive agreement related to the Trust Fund, the Certificates or the Mortgage Loans, or an amendment to a Transaction Document, even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

      (b) termination of a Transaction Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

      (c) with respect to the Servicer only, if the Servicer becomes aware of any bankruptcy or receivership with respect to the Seller, the Depositor, the Servicer, the Trustee, the Cap Counterparty, any enhancement or support provider contemplated by Items 1114(b) or 1115 of Regulation AB, or any other material party contemplated by Item 1101(d)(1) of Regulation AB;

      (d) with respect to the Trustee, the Servicer and the Depositor only, the occurrence of an early amortization, performance trigger or other event, including an Event of Default under this Agreement;

      (e) any amendment to this Agreement;

      (f) the resignation, removal, replacement, substitution of the Servicer or the Trustee;

      (g) with respect to the Servicer only, if the Servicer becomes aware that
(i) any material enhancement or support specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB that was previously applicable regarding one or more Classes of the Certificates has terminated other than by expiration of the contract on its stated termination date or as a result of all parties completing their obligations under such agreement; (ii) any material enhancement specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB has been added with respect to one or more Classes of the Certificates; or (iii) any existing material enhancement or support specified in
Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB with respect to one or more Classes of the Certificates has been materially amended or modified; and

      (h) with respect to the Trustee, the Servicer and the Depositor only, a required distribution to Holders of the Certificates is not made as of the required Distribution Date under this Agreement.

      Reporting Subcontractor: With respect to the Servicer or the Trustee, any Subcontractor determined by such Person pursuant to Section 11.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

      Request for Release: The Request for Release submitted by the Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

      Required Coupon: With respect to the Group 1 Mortgage Loans, 6.00% per annum. With respect to the Group 2 Mortgage Loans, 6.50% per annum.

      Required Insurance Policy: For any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

      Residual Certificates: As specified in the Preliminary Statement.

      Responsible Officer: When used with respect to the Trustee, any Managing Director, any Director, Vice President, any Assistant Vice President, any Associate, any Assistant Secretary, any Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, the matter is referred because of the officer's knowledge of and familiarity with the particular subject and who has direct responsibility for the administration of this Agreement.

      Restricted Classes: As defined in Section 4.02(e).

      Reuters Page LIBOR01: The display page currently so designated as the "LIBOR01" page on Reuters (or any page replacing that page on that service for the purpose of displaying comparable rates or prices).

      SAIF: The Savings Association Insurance Fund, or any successor thereto.

      Sarbanes-Oxley Certification: As defined in Section 11.05.

      S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Monitoring, or any other address that S&P furnishes to the Depositor and the Servicer.

      Scheduled Balance: Not applicable.

      Scheduled Classes: As specified in the Preliminary Statement.

      Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

      Scheduled Principal Distribution Amount: For any Distribution Date and Loan Group 1, an amount equal to the related Senior Percentage of the Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount for such

Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Group 1 Mortgage Loan that is not a Liquidated Mortgage Loan, the Scheduled Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the Non-PO Percentage of the principal portion of such Bankruptcy Loss.

      Securities Act: The Securities Act of 1933, as amended.

      Security Agreement: For any Cooperative Loan, the agreement between the owner of the related Co-op Shares and the originator of the related Mortgage Note that defines the security interest in the Co-op Shares and the related Proprietary Lease.

      Seller: IndyMac Bank, F.S.B., a federal savings bank, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

      Senior Certificate Group: As specified in the Preliminary Statement.

      Senior Certificates: As specified in the Preliminary Statement.

      Senior Credit Support Depletion Date: The date on which the Class Certificate Balance of each Class of Subordinated Certificates has been reduced to zero.

      Senior Percentage: As to any Senior Certificate Group and Distribution Date, the percentage equivalent (not greater than 100%) of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Senior Certificates of such Senior Certificate Group (other than the Class 1-PO Certificates and the related Notional Amount Certificates) immediately before the Distribution Date and the denominator of which is (x) in the case of the Group 1 Senior Certificates, the aggregate of the applicable Non-PO Percentage of the Stated Principal Balance of each Group 1 Mortgage Loan as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to Principal Prepayments received in the Prepayment Period related to such prior Due Date) and (y) in the case of the Group 2 Senior Certificates, the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to Principal Prepayments received in the Prepayment Period related to such prior Due Date); provided, however, that on any Distribution Date after the Senior Termination Date, the Senior Percentage for the Senior Certificates of the remaining Senior Certificate Group is the percentage equivalent (not greater than 100%) of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Senior Certificates (other than the Class 1-PO Certificates and the Notional Amount Certificates) of such remaining Senior Certificate Group immediately prior to such Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class 1-PO Certificates and the Notional Amount Certificates), immediately prior to such Distribution Date.

      Senior Prepayment Percentage: As to any Senior Certificate Group and Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided in this Agreement, be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any Distribution Date the Senior Percentage of a Senior Certificate Group exceeds the initial Senior Percentage for such Certificate Group, in which case the Senior Prepayment Percentage for each Senior Certificate Group and such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless the Senior Step Down Conditions are satisfied with respect to all Loan Groups.

      Senior Principal Distribution Amount: As to any Distribution Date and Loan Group 1, the sum of (i) the related Senior Percentage of the Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount for such Distribution Date, (ii) with respect to any Group 1 Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Group 1 Mortgage Loan and (y) either (A) if no Excess Losses were sustained on the Liquidated Mortgage Loan during the preceding calendar month, the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocable to principal received on the Group 1 Mortgage Loan or (B) if an Excess Loss were sustained with respect to such Liquidated Mortgage Loan during the preceding calendar month, the Senior Percentage of the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Group 1 Mortgage Loan, and (iii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in subclause (f) of clause
(i) of the definition of Non-PO Formula Principal Amount for Loan Group 1 and such Distribution Date, and (iv) the Senior Prepayment Percentage of any Subsequent Recoveries described in clause (ii) of the definition of Non-PO Formula Principal Amount for Loan Group 1 and such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Mortgage Loan in Loan Group 1 that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount for Loan Group 1 will be reduced on the related Distribution Date by the Senior Percentage of the applicable Non-PO Percentage of the principal portion of such Bankruptcy Loss; provided further, however, on any Distribution Date after the Senior Termination Date, if the remaining Senior Certificate Group is the Group 1 Senior Certificates, the Senior Principal Distribution Amount for the remaining Senior Certificate Group will be calculated pursuant to the above formula based on all the Mortgage Loans in the Mortgage Pool, as opposed to the Mortgage Loans in Loan Group 1.

      As to any Distribution Date and Loan Group 2, the sum of (i) the related Senior Percentage of all amounts described in clauses (a) through (d) of the definition of Principal Amount for Loan Group 2 and such Distribution Date, (ii) with respect to any Mortgage Loan in Loan Group 2 that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the related Senior Percentage of the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and (y) either (A) if no Excess Losses were sustained on the Liquidated Mortgage Loan during the preceding calendar month, the related Senior Prepayment Percentage of the amount of the Liquidation Proceeds allocable to principal received on the Mortgage Loan or (B) if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such preceding calendar month, the Senior Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, and (iii) the sum of (x) the Senior Prepayment Percentage of the amounts described in clause (f) of the definition of Principal Amount for Loan Group 2 and such Distribution Date, and (y) the applicable Senior Prepayment Percentage of any Subsequent Recoveries described in clause (g) of the definition of Principal Amount for Loan Group 2 and such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Mortgage Loan in Loan Group 2 that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount for Loan Group 2 will be reduced on the related Distribution Date by the Senior Percentage of the applicable principal portion of such Bankruptcy Loss; provided further, however, on any Distribution Date after the Senior Termination Date, if the remaining Senior Certificate

Group is the Group 2 Senior Certificates, the Senior Principal Distribution Amount for the remaining Senior Certificate Group will be calculated pursuant to the above formula based on all the Mortgage Loans in the Mortgage Pool, as opposed to the Mortgage Loans in the related Loan Group.

      Senior Step Down Conditions: With respect to the Mortgage Loans in a Loan
Group: (i) the aggregate Stated Principal Balance of all Mortgage Loans in that Loan Group delinquent 60 days or more (including Mortgage Loans in foreclosure proceedings, REO Property and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of
(a) if such date is on or prior to a Senior Termination Date, the Subordinated Percentage for such Loan Group of (i) in the case of Loan Group 1, the aggregate of the applicable Non-PO Percentage of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans and (y) in the case of Loan Group 2, the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group or (b) if such date is after the Senior Termination Date, the aggregate Class Certificate Balance of the Subordinated Certificates immediately prior to that Distribution Date, does not equal or exceed 50%, and (ii) cumulative Realized Losses on the Mortgage Loans in each Loan Group do not exceed: (a) commencing with the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the Original Subordinated Principal Balance, (b) commencing with the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the Original Subordinated Principal Balance, (c) commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the Original Subordinated Principal Balance, (d) commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the Original Subordinated Principal Balance, and (e) commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinated Principal Balance.

      Senior Termination Date: For each Senior Certificate Group, the Distribution Date on which the aggregate Class Certificate Balance of the related Classes of Senior Certificates (other than the Class 1-PO Certificates) has been reduced to zero.

      Servicer: IndyMac Bank, F.S.B., a federal savings bank, and its successors and assigns, in its capacity as servicer under this Agreement.

      Servicer Advance Date: As to any Distribution Date, 12:30 P.M. Pacific time on the Business Day preceding that Distribution Date.

      Servicing Advances: All customary, reasonable, and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including the cost of

            (a) the preservation, restoration, and protection of a Mortgaged Property,

            (b) expenses reimbursable to the Servicer pursuant to Section 3.12 and any enforcement or judicial proceedings, including foreclosures,

            (c) the maintenance and liquidation of any REO Property,

            (d) compliance with the obligations under Section 3.10; and

            (e) reasonable compensation to the Servicer or its affiliates for acting as broker in connection with the sale of foreclosed Mortgaged Properties and for performing certain default management and other similar services (including appraisal services) in connection with the servicing of defaulted Mortgage Loans. For purposes of this clause (e), only costs and expenses incurred in connection with the performance of activities generally considered to be outside the scope of customary servicing duties shall be treated as Servicing Advances.

      Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB.

      Servicing Fee: As to each Mortgage Loan and any Distribution Date, one month's interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date or, whenever a payment of interest accompanies a Principal Prepayment in Full made by the Mortgagor, interest at the Servicing Fee Rate on the Stated Principal Balance of the Mortgage Loan for the period covered by the payment of interest, subject to reduction as provided in Section 3.15.

      Servicing Fee Rate: For each Mortgage Loan, the per annum rate specified on the Mortgage Loan Schedule.

      Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Servicer on the Closing Date pursuant to this Agreement, as the list may from time to time be amended.

      Servicing Standard: That degree of skill and care exercised by the Servicer with respect to mortgage loans comparable to the Mortgage Loans serviced by the Servicer for itself or others.

      Shift Percentage: For any Distribution Date occurring during the five years beginning on the first Distribution Date, 0%. For any Distribution Date thereafter, 100%.

      Special Hazard Coverage Termination Date: The point in time at which the Special Hazard Loss Coverage Amount is reduced to zero.

      Special Hazard Loss: Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss, but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property pursuant to Section 3.10 to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

            (a) normal wear and tear;

            (b) fraud, conversion or other dishonest act on the part of the Trustee, the Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

            (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

            (e) hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

                  1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                  2. by military, naval or air forces; or

                  3. by an agent of any such government, power, authority or forces;

            (f) any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

            (g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

      Special Hazard Loss Coverage Amount: With respect to the first Distribution Date, $5,096,870. With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan and (iii) the aggregate of the principal balances of all Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses allocated to the Certificates since the Closing Date. All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Mortgage Loans then due, whether or not paid.

      Special Hazard Mortgage Loan: A Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

      Startup Day: The Closing Date.

      Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to the sum of: (i) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor and (ii) any Liquidation Proceeds allocable to principal received in the prior calendar month and Principal Prepayments received through the last day of the Prepayment Period in which the Due Date occurs, in each case with respect to such Mortgage Loan.

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Servicer or the Trustee, as the case may be.

      Subordinated Certificates: As specified in the Preliminary Statement.

      Subordinated Percentage: As to any Loan Group and Distribution Date on or prior to the Senior Termination Date, 100% minus the Senior Percentage for the Senior Certificate Group relating to such

Loan Group for such Distribution Date. As to any Distribution Date after the Senior Termination Date, 100% minus the Senior Percentage for such Distribution Date; .

      Subordinated Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

      Subordinated Principal Distribution Amount: As to any Distribution Date and Loan Group 1, the sum of the following with respect to Loan Group 1: (i) the Subordinated Percentage of the applicable Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount with respect to Loan Group 1 and such Distribution Date, (ii) with respect to any Group 1 Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect thereto remaining after application thereof pursuant to clause (ii) of the definition of Senior Principal Distribution Amount for Loan Group 1, up to the Subordinated Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Group 1 Mortgage Loan, (iii) the Subordinated Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in subclause (f) of clause (i) of the definition of Non-PO Formula Principal Amount with respect to Loan Group 1 for such Distribution Date, and (iv) the Subordinated Prepayment Percentage of and Subsequent Recoveries described in clause (ii) of the definition of Non-PO Formula Principal Amount for Loan Group 1 and that Distribution Date, reduced by the amount of any payments in respect of Class 1-PO Deferred Amounts for such Distribution Date.

      As to any Distribution Date and Loan Group 2, the sum of the following with respect to each such Loan Group: (i) the Subordinated Percentage for Loan Group 2 of all amounts described in clauses (a) through (d) of the definition of Principal Amount with respect to Loan Group 2 and such Distribution Date, (ii) with respect to any Mortgage Loan in Loan Group 2 that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the portion of Liquidation Proceeds allocable to principal received with respect thereto remaining after application thereof pursuant to clause (ii) of the definition of Senior Principal Distribution Amount for that Loan Group, up to the related Subordinated Percentage of the Stated Principal Balance of such Mortgage Loan, and (iii) the sum of the Subordinated Prepayment Percentage of the amounts described in clauses (f) and (g) of the definition of Principal Amount with respect to Loan Group 2 for such Distribution Date.

      Notwithstanding the foregoing, on any Distribution Date after the Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by Loan Group but will equal the amount calculated pursuant to the formula set forth above for Loan Group 1 (if the Group 1 Senior Certificates are the remaining Senior Certificate Group) or Loan Group 2 (if the Group 2 Senior Certificates are the remaining Senior Certificate Group) based on the applicable Subordinated Percentage and Subordinated Prepayment Percentage for the Subordinated Certificates for such Distribution Date with respect to all of the Mortgage Loans as opposed to the Mortgage Loans only in the related Loan Group.

      Subsequent Recoveries: As to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, unexpected amounts received by the Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.09) specifically related to such Liquidated Mortgage Loan.

      Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan that must, on the date of substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M,

      (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan (unless the amount of any shortfall is deposited by the Seller in the Certificate Account and held for distribution to the Certificateholders on the related Distribution Date);

      (ii) have a Mortgage Rate no lower than and not more than 1% per annum higher than the Deleted Mortgage Loan;

      (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan;

      (iv) have a remaining term to maturity not more than one year greater than (and not more than one year less than) that of the Deleted Mortgage Loan, provided that Substitute Mortgage Loan with a remaining term to maturity greater than that of the Deleted Mortgage Loan may not exceed 5% of the Cut-off Date Pool Principal Balance;

      (v) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; and

      (vi) comply with each representation and warranty in Section 2.03.

      Substitution Adjustment Amount: As defined in Section 2.03.

      Supplemental Interest Reserve Fund: Not applicable.

      Supplemental Interest Trust: Not applicable.

      Supplemental Interest Trustee: Not applicable.

      Suspension Notification: Notification to the Commission of the suspension of the Trust Fund's obligation to file reports pursuant to Section 15(d) of the Exchange Act.

      Targeted Balance: Not applicable.

      Targeted Principal Classes: As specified in the Preliminary Statement.

      Transaction Documents: This Agreement and any other document or agreement entered into in connection with the Trust Fund, the Certificates or the Mortgage Loans.

      Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

      Transfer Payment Made: As defined in Section 4.03.

      Transfer Payment Received: As defined in Section 4.03.

      Trust Fund: The corpus of the trust created under this Agreement consisting of

      (i) the Mortgage Loans and all interest and principal received on them after the Cut-off Date, other than amounts due on the Mortgage Loans by the Cut-off Date;

      (ii) the Certificate Account, the Distribution Account and all amounts deposited therein pursuant to this Agreement (including amounts received from the Depositor on the Closing Date that will be deposited by the Servicer in the Certificate Account pursuant to Section 2.01);

      (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure, or otherwise;

      (iv) the right to collect any amounts under any mortgage insurance policies covering any Mortgage Loan and any collections received under any mortgage insurance policies covering any Mortgage Loan; and

      (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

      Trustee: Deutsche Bank National Trust Company and its successors and, if a successor trustee is appointed under this Agreement, the successor.

      Trustee Fee: The fee payable to the Trustee on each Distribution Date for its services as Trustee hereunder, in an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to Principal Prepayments in the Prepayment Period related to that prior Due Date).

      Trustee Fee Rate: 0.0065% per annum.

      The terms "United States," "State," and "International Organization" have the meanings in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

      UCC: The Uniform Commercial Code for the State of New York.

      Undercollateralized Group: As defined in Section 4.03.

      Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

      United States Person or U.S. Person:

      (i) A citizen or resident of the United States;

      (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia;

      (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations);

      (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or

      (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons before that date, may elect to continue to be U.S. Persons.

      Unscheduled Principal Distribution Amount: For any Distribution Date and Loan Group 1, the sum of (x) the applicable Non-PO Percentage of the Liquidation Proceeds allocable to principal received with respect to each Mortgage Loan in Loan Group 1 that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date and (y) the applicable Non-PO Percentage of the amount described in subclause (f) of clause (i) of the definition of Non-PO Formula Principal Amount for Loan Group 1 for that Distribution Date and (z) any Subsequent Recoveries related to Mortgage Loans in Loan Group 1 described in clause (ii) of the definition of Non-PO Formula Amount for that Distribution Date.

      U.S.A. Patriot Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

      Voting Rights: The portion of the voting rights of all of the Certificates that is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates (the Voting Rights to be allocated among the holders of Certificates of each Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Holder of the Class A-R Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Offered Certificates in proportion to the Certificate Balances of the respective Certificates on the date.

      Withdrawal Date: The 18th day of each month, or if such day is not a Business Day, the next preceding Business Day.

      Yield Supplement Amount: Not applicable.

      Section 1.02 Rules of Construction.

      Except as otherwise expressly provided in this Agreement or unless the context clearly requires otherwise

      (a) References to designated articles, sections, subsections, exhibits, and other subdivisions of this Agreement, such as "Section 6.12 (a)," refer to the designated article, section, subsection, exhibit, or other subdivision of this Agreement as a whole and to all subdivisions of the designated article, section, subsection, exhibit, or other subdivision. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular article, section, exhibit, or other subdivision of this Agreement.

      (b) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Agreement.

      (c) Any party may execute any of the requirements under this Agreement either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Agreement. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Agreement are implicitly available and things may happen from time to time.

      (d) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

      (e) A reference to "a [thing]" or "any [of a thing]" does not imply the existence or occurrence of the thing referred to even though not followed by "if any," and "any [of a thing]" is any of it. A reference to the plural of anything as to which there could be either one or more than one does not imply the existence of more than one (for instance, the phrase "the obligors on a note" means "the obligor or obligors on a note"). "Until [something occurs]" does not imply that it must occur, and will not be modified by the word "unless." The word "due" and the word "payable" are each used in the sense that the stated time for payment has passed. The word "accrued" is used in its accounting sense, i.e., an amount paid is no longer accrued. In the calculation of amounts of things, differences and sums may generally result in negative numbers, but when the calculation of the excess of one thing over another results in zero or a negative number, the calculation is disregarded and an "excess" does not exist. Portions of things may be expressed as fractions or percentages interchangeably.

      (f) All accounting terms used in an accounting context and not otherwise defined, and accounting terms partly defined in this Agreement, to the extent not completely defined, shall be construed in accordance with generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement are inconsistent with their meanings under generally accepted accounting principles, the definitions contained in this Agreement shall control. Capitalized terms used in this Agreement without definition that are defined in the Uniform Commercial Code are used in this Agreement as defined in the Uniform Commercial Code.

      (g) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the words "from" and "beginning" mean "from and including," the word "after" means "from but excluding," the words "to" and "until" mean "to but excluding," and the word "through" means "to and including." Likewise, in setting deadlines or other periods, "by" means "by." The words "preceding," "following," and words of similar import, mean immediately preceding or following. References to a month or a year refer to calendar months and calendar years.

      (h) Any reference to the enforceability of any agreement against a party means that it is enforceable, subject as to enforcement against the party, to applicable bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                  ARTICLE TWO

          CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

      Section 2.01 Conveyance of Mortgage Loans.

      (a) The Seller, concurrently with the execution and delivery of this Agreement, hereby transfers to the Depositor, without recourse, all the interest of the Seller in each Mortgage Loan, including all interest and principal received or receivable by the Seller on each Mortgage Loan after the Cut-off Date and all interest and principal payments on each Mortgage Loan received before the Cut-off Date for installments of interest and principal due after the Cut-off Date but not including payments of principal and interest due by the Cut-off Date. By the Closing Date, the Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule (except that, in the case of Mortgage Loans that are Delay Delivery Mortgage Loans, such delivery may take place within five Business Days of the Closing
Date) as of the Closing Date. The delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by the Seller and Depositor, for the Mortgage Loans. With respect to any Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date, the Seller shall deposit into the Distribution Account on the first Distribution Account Deposit Date an amount equal to one month's interest at the related Adjusted Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan. On the Closing Date the Depositor shall deposit $100 into the Certificate Account for the benefit of the Class P Certificates.

      (b) The Depositor, concurrently with the execution and delivery of this Agreement, hereby transfers to the Trustee for the benefit of the Certificateholders, without recourse, all the interest of the Depositor in the Trust Fund, together with the Depositor's right to require the Seller to cure any breach of a representation or warranty made in this Agreement by the Seller or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement.

      (c) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered (or, in the case of the Delay Delivery Mortgage Loans, will deliver to the Trustee within the time periods specified in the definition of Delay Delivery Mortgage Loans), for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) The original Mortgage Note, endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of _______________ ______________without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each endorsement being sufficient to transfer all interest of the party so endorsing, as noteholder or assignee thereof, in that Mortgage Note) or a lost note affidavit for any Lost Mortgage Note from the Seller stating that the original Mortgage Note was lost or destroyed, together with a copy of the Mortgage Note;

            (ii) Except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage or a copy of such Mortgage certified by the Seller as being a true and complete copy of the Mortgage (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a true copy of the Mortgage certified as such by the applicable notary) and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM

      Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

            (iii) In the case of a Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of the mortgage (each assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to its assignee of the Mortgage to which the assignment relates). If the related Mortgage has not been returned from the applicable public recording office, the assignment of the Mortgage may exclude the information to be provided by the recording office. The assignment of Mortgage need not be delivered in the case of a Mortgage for which the related Mortgage Property is located in the Commonwealth of Puerto Rico;

            (iv) The original or copies of each assumption, modification, written assurance, or substitution agreement;

            (v) Except as provided below, the original or duplicate original lender's title policy and all its riders;

            (vi) The originals of the following documents for each Cooperative
      Loan:

                  (A)   the Co-op Shares, together with a stock power in blank;

                  (B)   the executed Security Agreement;

                  (C)   the executed Proprietary Lease;

                  (D)   the executed Recognition Agreement;

                  (E) the executed UCC-1 financing statement that has been filed in all places required to perfect the Seller's interest in the Co-op Shares and the Proprietary Lease with evidence of recording on it; and

                  (F) executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

            In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Seller's expense, the MERS(R) System to indicate that the Mortgage Loans sold by the Seller to the Depositor have been assigned by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans that are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of the Certificates issued in connection with such Mortgage Loans. The Seller further agrees that it will not, and will not permit the Servicer to, and the Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan sold by the Seller to the Depositor during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

      In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage,
(b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or
(v) above, respectively, concurrently with the execution and delivery of this Agreement because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, then the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, the original Mortgage or the interim assignment, as the case may be, with evidence of recording indicated on when it is received from the public recording office, or a copy of it, certified, if appropriate, by the relevant recording office and in the case of clause (v) above, the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original or duplicate copy thereof to be delivered to the Trustee upon receipt thereof. The delivery of the original Mortgage Loan and each interim assignment or a copy of them, certified, if appropriate, by the relevant recording office, shall not be made later than one year following the Closing Date, or, in the case of clause (v) above, later than 120 days following the Closing Date. If the Depositor is unable to deliver each Mortgage by that date and each interim assignment because any documents have not been returned by the appropriate recording office, or, in the case of each interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver the documents to the Trustee as promptly as possible upon their receipt and, in any event, within 720 days following the Closing Date.

      The Depositor shall forward to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Servicer to the Trustee. If the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall execute and deliver the required document to the public recording office. If a public recording office retains the original recorded Mortgage or if a Mortgage is lost after recordation in a public recording office, the Seller shall deliver to the Trustee a copy of the Mortgage certified by the public recording office to be a true and complete copy of the original recorded Mortgage.

      As promptly as practicable after any transfer of a Mortgage Loan under this Agreement, and in any event within thirty days after the transfer, the Trustee shall (i) affix the Trustee's name to each assignment of Mortgage, as its assignee, and (ii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, if the Trustee has not received the information required to deliver any assignment of a Mortgage for recording, the Trustee shall deliver it as soon as practicable after receipt of the needed information and in any event within thirty days.

      If any Mortgage Loans have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of the prepayment that is required to be deposited in the Certificate Account pursuant to Section 3.06.

      Notwithstanding anything to the contrary in this Agreement, within five Business Days after the Closing Date, the Seller shall either

            (x) deliver to the Trustee the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or

            (y) (A) repurchase the Delay Delivery Mortgage Loan or (B) substitute the Substitute Mortgage Loan for a Delay Delivery Mortgage Loan, which repurchase or substitution shall be accomplished in the manner and subject to the conditions in Section
            2.03 (treating each such Delay Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such Section 2.03);

provided, however, that if the Seller fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the period specified herein, the Seller shall use its best reasonable efforts to effect a substitution, rather than a repurchase of, such Deleted Mortgage Loan and provided further that the cure period provided for in Section 2.02 or in Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather the Seller shall have five (5) Business Days to cure such failure to deliver. At the end of such period, the Trustee shall send a Delay Delivery Certification for the Delay Delivery Mortgage Loans delivered during such period in accordance with the provisions of Section 2.02.

      (d) Notwithstanding the foregoing, however, the assignments of Mortgage shall not be required to be submitted for recording (except with respect to any Mortgage Loan secured by Mortgaged Property located in Maryland) unless such failure to record would, as certified to the Trustee in writing by the Servicer, result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates; provided, however, that each assignment of Mortgage shall be submitted for recording by the Seller (at the direction of the Servicer) in the manner described above, at no expense to the Trust Fund or the Trustee, upon the earliest to occur of: (i) reasonable direction by the Holders of Certificates entitled to at least 25% of the Voting Rights, (ii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller,
(iii) the occurrence of a servicing transfer as described in Section 7.02 and
(iv) if the Seller is not the Servicer and with respect to any one assignment or Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage. Notwithstanding the foregoing, if the Seller is unable to pay the cost of recording the assignments of Mortgage, such expense shall be paid by the Trustee and shall be reimbursable out of the Distribution Account.

      (e) The Seller agrees to treat the transfer of the Mortgage Loans to the Depositor as a sale for all tax, accounting, and regulatory purposes.

      (f) The Trust Fund does not intend to acquire or hold any Mortgage Loan that would violate the representations made by the Seller set forth in clause
(28) of Schedule III.

      Section 2.02 Acceptance by the Trustee of the Mortgage Loans.

      The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form of Exhibit G-1, and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files for the Mortgage Loans, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

      The Trustee acknowledges that it will maintain possession of the related Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies. The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Servicer and the Seller an Initial Certification in the form of Exhibit G-1. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Mortgage Loans. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

      By the thirtieth day after the Closing Date (or if that day is not a Business Day, the succeeding Business Day), the Trustee shall deliver to the Depositor, the Servicer, and the Seller a Delay Delivery Certification with respect to the Mortgage Loans substantially in the form of Exhibit G-2, with any applicable exceptions noted thereon.

      By the ninetieth day after the Closing Date (or if that day is not a Business Day, the succeeding Business Day), the Trustee shall deliver to the Depositor, the Servicer and the Seller a Final Certification with respect to the Mortgage Loans in the form of Exhibit H, with any applicable exceptions noted thereon.

      If, in the course of its review, the Trustee finds any document constituting a part of a Mortgage File that does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification. The Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all interest of the party so endorsing, as noteholder or assignee thereof, in that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall promptly correct any defect that materially and adversely affects the interests of the Certificateholders within 90 days from the date it was so notified of the defect and, if the Seller does not correct the defect within that period, the Seller shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the pursuant Section 2.03, or (b) purchase the Mortgage Loan at its Purchase Price from the Trustee within 90 days from the date the Seller was notified of the defect in writing.

      If a substitution or purchase of a Mortgage Loan pursuant to this provision is required because of a delay in delivery of any documents by the appropriate recording office, or there is a dispute between either the Servicer or the Seller and the Trustee over the location or status of the recorded document, then the substitution or purchase shall occur within 720 days from the Closing Date. In no other case may a substitution or purchase occur more than 540 days from the Closing Date.

      Any substitution shall not be effected before the delivery to the Trustee of the Opinion of Counsel, if required by Section 2.05, and any substitution shall not be effected before the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for the month.

      The Purchase Price for any Mortgage Loan shall be deposited by the Seller in the Certificate Account by the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of the deposit and certification with respect thereto in the form of Exhibit N, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request any instruments of transfer or assignment prepared by the Seller, in each case without recourse, necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

      If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Servicer shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

      The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of any other documents or instruments constituting the Mortgage File that come into the possession of the Servicer from time to time.

      The obligation of the Seller to substitute for or to purchase any Mortgage Loan that does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting the defect available to the Trustee, the Depositor, and any Certificateholder against the Seller.

      Section 2.03 Representations, Warranties, and Covenants of the Seller and the Servicer.

      (a) IndyMac, in its capacities as Seller and Servicer, makes the representations and warranties in Schedule II, and by this reference incorporated in this Agreement, to the Depositor and the Trustee, as of the Closing Date.

      (b) The Seller, in its capacity as Seller, makes the representations and warranties in Schedule III, and by this reference incorporated in this Agreement, to the Depositor and the Trustee, as of the Closing Date, or if so specified in Schedule III, as of the Cut-off Date.

      (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. Any breach of the representations or warranties made pursuant to clauses (28) and (33) of Schedule III shall be deemed to materially and adversely affect the interests of the Certificateholder in the related Mortgage Loan. The Seller covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if the 90-day period expires before the second anniversary of the Closing Date, remove the Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in accordance with this Section 2.03; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below. Any substitution pursuant to (i) above shall not be effected before the delivery to the Trustee of the Opinion of Counsel, if required by Section 2.05, and a Request for Release substantially in the form of Exhibit N, and the Mortgage File for any Substitute Mortgage Loan. The Seller shall promptly reimburse the Servicer and the Trustee for any expenses reasonably incurred by the Servicer or the Trustee in respect of enforcing the remedies for the breach.

      With respect to any Substitute Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

      The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of the Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon the substitution, the Substitute Mortgage Loans shall be subject to this Agreement in all respects, and the Seller shall be deemed to have made with respect to the Substitute Mortgage Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to the Mortgage Loan. Upon any substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with the substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to the Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

      For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus, if the Seller is not the Servicer, an amount equal to the aggregate of any unreimbursed Advances and Servicer Advances with respect to such Deleted Mortgage Loans shall be deposited into the Certificate Account by the Seller by the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder. If the Seller repurchases a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.06 by the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace the Mortgage Loan and upon such deposit of the Purchase Price and receipt of a Request for Release in the form of Exhibit N, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. The obligation under this Agreement of any Person to cure, repurchase, or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Person respecting the breach available to Certificateholders, the Depositor, or the Trustee on their behalf.

      The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders and shall not be waived by the Depositor.

      The Seller assigns to the Depositor and the Depositor assigns to the Trustee all rights the Seller might have under contracts with third parties relating to early payment defaults on the Mortgage Loans ("EPD Rights") and the Servicer assumes any related duties as part of its servicing obligations. Consistent with the Servicing Standard, the Servicer shall attempt to enforce the EPD Rights. If the Servicer's enforcement of the EPD Rights obligates the Servicer to sell a Mortgage Loan to a third party, the Servicer shall repurchase the Mortgage Loan at the Purchase Price and sell the Mortgage Loan to the third party, provided however, in no case shall the Servicer be obligated to repurchase a Mortgage Loan on account of EPD Rights unless and until the Servicer shall have previously received repurchase payment from a third party. The Servicer shall deposit into the Certificate Account all amounts received in connection with the enforcement of EPD Rights, not exceeding the Purchase Price, with respect to any Mortgage Loan. Any amounts received by the Servicer with respect to a Mortgage Loan in excess of the Purchase Price shall be retained by the Servicer as additional servicing compensation. The Trustee, upon receipt of certification from the Servicer of the deposit of the Purchase Price in connection with a repurchase of a Mortgage Loan and a Request for Release from the Servicer, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

      Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

      The Depositor represents and warrants to the Trustee with respect to each Mortgage Loan as of the date of this Agreement or such other date set forth in this Agreement that as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses, or counterclaims.

      The representations and warranties in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of any breach of any of the representations and warranties in this Section that materially and adversely affects the interest of the Certificateholders, the party discovering the breach shall give prompt written notice to the others and to each Rating Agency.

      Section 2.05 Delivery of Opinion of Counsel in Connection with Substitutions.

      (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or 2.03 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding.

      (b) Upon discovery by the Depositor, the Seller, the Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or
(ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

      Section 2.06 Execution and Delivery of Certificates.

      The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the

Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

      Section 2.07 REMIC Matters.

      The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created under this Agreement. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. Each REMIC's fiscal year shall be the calendar year.

                                 ARTICLE THREE

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 3.01 Servicer to Service Mortgage Loans.

      For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and the Servicing Standard.

      The Servicer shall not make or permit any modification, waiver, or amendment of any term of any Mortgage Loan that would cause any REMIC created under this Agreement to fail to qualify as a REMIC or result in the imposition of any tax under section 860F(a) or section 860G(d) of the Code.

      Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders, or any of them, any instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor or the Trustee any documents requiring execution and delivery by either or both of them appropriate to enable the Servicer to service and administer the Mortgage Loans to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of the documents, the Depositor or the Trustee shall execute the documents and deliver them to the Servicer.

      The Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name, when the Servicer believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

      In accordance with and to the extent of the Servicing Standard, the Servicer shall advance funds necessary to effect the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to
Section 3.07, and further as provided in Section 3.09. The costs incurred by the Servicer in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the Mortgage Loans so permit.

      Nothing in this Agreement to the contrary shall limit the Servicer from undertaking any legal action that it may deem appropriate with respect to the Mortgage Loans including, without limitation, any rights or causes of action arising out of the origination of the Mortgage Loans.

      Section 3.02 [Reserved].

      Section 3.03 Rights of the Depositor and the Trustee in Respect of the Servicer.

      The Depositor may, but is not obligated to, enforce the obligations of the Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer under this Agreement and in connection with any such defaulted obligation to exercise the related rights of the Servicer under this Agreement; provided that the Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer under this Agreement or otherwise.

      Section 3.04 [Reserved].

      Section 3.05 Trustee to Act as Servicer.

      If the Servicer for any reason is no longer the Servicer under this Agreement (including because of the occurrence or existence of an Event of Default or termination by the Depositor), the Trustee or its successor shall assume all of the rights and obligations of the Servicer under this Agreement arising thereafter (except that the Trustee shall not be

            (i) liable for losses of the Servicer pursuant to Section 3.10 or any acts or omissions of the predecessor Servicer hereunder,

            (ii) obligated to make Advances if it is prohibited from doing so by applicable law,

            (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including repurchases or substitutions pursuant to Section 2.02 or 2.03,

            (iv) responsible for expenses of the Servicer pursuant to Section 2.03, or

            (v) deemed to have made any representations and warranties of the Servicer hereunder). Any assumption shall be subject to Section 7.02.

      Notwithstanding anything else in this Agreement to the contrary, in no event shall the Trustee be liable for any servicing fee or for any differential in the amount of the Servicing Fee paid under this Agreement and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions provided for in this Agreement.

      Section 3.06 Collection of Mortgage Loan Payments; Certificate Account; Distribution Account.

      (a) In accordance with and to the extent of the Servicing Standard, the Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the Mortgage Loans to the extent the procedures are consistent with this Agreement and any related Required Insurance Policy. Consistent with the foregoing, the Servicer may in its discretion (i) subject to
Section 3.21, waive any Late Payment Fee or, to the extent provided in Section 3.20, any Prepayment Charge in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Delinquent Mortgage Loan for a period not greater than 125 days. In connection with a seriously delinquent or defaulted Mortgage Loan, the Servicer may, consistent with the Servicing Standard, waive, modify or vary any term of that Mortgage Loan (including modifications that change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of that Mortgage Loan ), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of that Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated loss that might result absent such action) and is expected to minimize the loss on such Mortgage Loan; provided, however, the Servicer shall not initiate new lending to such Mortgagor through the Trust and cannot, except as provided in the immediately succeeding sentence, extend the maturity of any Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. With respect to no more than 5% of the Mortgage Loans (measured by aggregate Cut-off Date Principal Balance of the Mortgage Loans), the Servicer may extend the maturity of a Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date, but in no event more than one year past such date. In the event of any such arrangement, the Servicer shall make Advances on the related Mortgage Loan in accordance with Section 4.01 during the scheduled period in accordance with the amortization schedule of the Mortgage Loan without modification thereof because of the arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which the payment is required is prohibited by applicable law. The Servicer shall not have the discretion to sell any Delinquent or defaulted Mortgage Loan.

      (b) [Reserved].

      (c) [Reserved].

      (d) The Servicer shall establish and maintain a Certificate Account into which the Servicer shall deposit within two Business Days of receipt or as otherwise specified in this Agreement, the following payments and collections received by it in respect of Mortgage Loans after the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans by the Cut-off
Date) and the following amounts required to be deposited hereunder:

            (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Prepayment Interest Excess and of the Servicing Fee;

            (iii) all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures;

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.06(f) in connection with any losses on Permitted Investments;

            (v) any amounts required to be deposited by the Servicer pursuant to Sections 3.10 and 3.12;

            (vi) all Purchase Prices from the Servicer or Seller and all Substitution Adjustment Amounts;

            (vii) all Advances made by the Servicer pursuant to Section 4.01;

            (viii) any other amounts required to be deposited under this Agreement;

            (ix) all Prepayment Charges collected and amounts payable by the Servicer for the waiver of such amounts.

      In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for the Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to the Mortgage Loan equal to the amount of interest that has accrued on the Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the Servicing Fee Rate on that date.

      The foregoing requirements for remittance by the Servicer to the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of assumption fees, if collected, need not be remitted by the Servicer. If the Servicer remits any amount not required to be remitted, it may at any time withdraw that amount from the Certificate Account, any provision in this Agreement to the contrary notwithstanding. The withdrawal or direction may be accomplished by delivering written notice of it to the Trustee or any other institution maintaining the Certificate Account that describes the amounts deposited in error in the Certificate Account. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section
3.06. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.09.

      (e) The Trustee shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain in the Distribution Account the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.09(a);

            (ii) any amount deposited by the Servicer pursuant to Section 3.06(f) in connection with any losses on Permitted Investments; and

            (iii) any other amounts deposited under this Agreement that are required to be deposited in the Distribution Account.

      If the Servicer remits any amount not required to be remitted, it may at any time direct the Trustee in writing to withdraw that amount from the Distribution Account, any provision in this Agreement to the contrary notwithstanding. The direction may be accomplished by delivering an Officer's Certificate to the Trustee that describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with


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


Section 3.09. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Servicer.

      (f) Each institution at which the Certificate Account is maintained shall invest the funds in such account as directed in writing by the Servicer in Permitted Investments, which shall mature not later than the second Business Day preceding the related Distribution Account Deposit Date (except that if the Permitted Investment is an obligation of the institution that maintains the account, then the Permitted Investment shall mature not later than the Business Day preceding the Distribution Account Deposit Date) and which shall not be sold or disposed of before its maturity. The funds in the Distribution Account shall remain uninvested. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided in this Agreement. The amount of any realized losses on Permitted Investments in the Certificate Account shall promptly be deposited by the Servicer in the Certificate Account. The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with this
Section 3.06.

      (g) The Servicer shall give notice to the Trustee, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change of this Agreement. The Trustee shall give notice to the Servicer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account not later than 30 days and not more than 45 days prior to any change of this Agreement.

      (h) Upon a downgrade in the rating of an institution at which an Eligible Account is held below the required ratings set forth in the definition of Eligible Account, within 30 days of such downgrade, such account will be transferred to an account meeting the requirements of the definition of Eligible Account; provided, however, that this transfer requirement may be waived by the applicable Rating Agency.

      Section 3.07 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

      (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

      (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse (without duplication) the Servicer out of related collections for any payments made pursuant to Section 3.01 (with respect to taxes and assessments and insurance premiums) and Section 3.10 (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01. The Escrow Accounts shall not be a part of the Trust Fund.

      (c) The Servicer shall advance any payments referred to in Section 3.07(a) that are not timely paid by the Mortgagors or advanced by the Servicer on the date when the tax, premium or other cost for


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


which such payment is intended is due, but the Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

      Section 3.08 Access to Certain Documentation and Information Regarding the Mortgage Loans.

      The Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

      Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder or Certificate Owner that is a savings and loan association, bank, or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit the Certificateholder or Certificate Owner to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates. The Servicer shall be entitled to be reimbursed by each such Certificateholder or Certificate Owner for actual expenses incurred by the Servicer in providing the reports and access.

      Section 3.09 Permitted Withdrawals from the Certificate Account and the Distribution Account.

      (a) The Servicer may (and, in the case of clause (ix) below, shall) from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained) the servicing compensation to which it is entitled pursuant to Section 3.15, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

            (ii) to reimburse the Servicer or successor Servicer for the unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loans in respect of which the Advance was made;

            (iii) to reimburse the Servicer or successor Servicer for any Nonrecoverable Advance previously made by it;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to reimburse the Servicer for (a) unreimbursed Servicing Advances, the Servicer's right to reimbursement pursuant to this clause
      (a) with respect to any Mortgage Loan being limited to amounts received on the Mortgage Loans that represent late recoveries of the payments for which the advances were made pursuant to Section 3.01 or Section 3.07, (b) unreimbursed Servicing Advances made in respect of a Mortgage Loan for which such Servicing Advances are not recoverable from the Mortgagor and
      (c) for unpaid Servicing Fees as provided in Section 3.12;


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


            (vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect of such Mortgage Loan that has been purchased pursuant to Section 2.02, 2.03, or 3.12, all amounts received thereon after the date of such purchase;

            (vii) to reimburse the Seller, the Servicer, or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.03;

            (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

            (ix) by the Distribution Account Deposit Date, to withdraw the Available Funds, Prepayment Charge and Trustee Fee for the Distribution Date, to the extent on deposit, and remit such amount to the Trustee for deposit in the Distribution Account; and

            (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01.

      The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, to justify any withdrawal from the Certificate Account pursuant to subclauses (i), (ii), (iv), (v), and (vi). Before making any withdrawal from the Certificate Account pursuant to subclause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans and their respective portions of the Nonrecoverable Advance.

      In addition to the amounts remitted to the Trustee by the Servicer from the Certificate Account, by the Distribution Account Deposit Date, the Servicer shall remit all Late Payment Fees assessable and not waived pursuant to Section 3.21(a) to the Trustee for deposit in the Distribution Account.

      (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

            (i) to pay to itself the Trustee Fee for the related Distribution Date;

            (ii) to withdraw and return to the Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

            (iii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01.

      Section 3.10 Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

      (a) The Servicer shall maintain, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of

      (i) the maximum insurable value of the improvements securing the Mortgage Loan and

      (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of the policy are sufficient to prevent the Mortgagor or the mortgagee from becoming a co-insurer.


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


      Each policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected under the policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred in maintaining any insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the Mortgage Loan so permits. Such costs shall be recoverable by the Servicer out of late payments (other than Late Payment Fees) by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 3.09. No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to any applicable laws and regulations in force that require additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and the area is participating in the national flood insurance program, the Servicer shall maintain flood insurance for the Mortgage Loan. The flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan,
(ii) the replacement value of the improvements that are part of the Mortgaged Property, and (iii) the maximum amount of flood insurance available for the related Mortgaged Property under the national flood insurance program.

      If the Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall have satisfied its obligations in the first sentence of this Section 3.10. The policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If the policy contains a deductible clause and a policy complying with the first sentence of this Section
3.10 has not been maintained on the related Mortgaged Property, and if a loss that would have been covered by the required policy occurs, the Servicer shall deposit in the Certificate Account, without any right of reimbursement, the amount not otherwise payable under the blanket policy because of the deductible clause. In connection with its activities as Servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificateholders, claims under any blanket policy.

      (b) The Servicer shall not take any action that would result in non-coverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. The Servicer shall not cancel or refuse to renew any Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for the canceled or non-renewed policy is maintained with a Qualified Insurer. The Servicer need not maintain any Primary Insurance Policy if maintaining the Primary Insurance Policy is prohibited by applicable law. The Servicer agrees, to the extent permitted by applicable law, to effect the timely payment of the premiums on each Primary Insurance Policy, and any costs not otherwise recoverable shall be recoverable by the Servicer from the related liquidation proceeds.

      In connection with its activities as Servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take any reasonable action in accordance with the Servicing Standard necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account.

      Section 3.11 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

      (a) Except as otherwise provided in this Section 3.11, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall to the extent that it has knowledge of the



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


conveyance and in accordance with the Servicing Standard, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise these rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under the Mortgage Note or Mortgage is not otherwise so required under the Mortgage Note or Mortgage as a condition to the transfer.

      If (i) the Servicer is prohibited by law from enforcing any due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause, or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.11(b), to take or enter into an assumption and modification agreement from or with the person to whom the property has been or is about to be conveyed, pursuant to which the person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon. The Mortgage Loan must continue to be covered (if so covered before the Servicer enters into the agreement) by the applicable Required Insurance Policies.

      The Servicer, subject to Section 3.11(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with the Person, pursuant to which the original Mortgagor is released from liability and the Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section
3.11 because of any transfer or assumption that the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

      (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.11(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and the Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver to the Trustee for signature and shall direct the Trustee, in writing, to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed, and the modification agreement or supplement to the Mortgage Note or Mortgage or other instruments appropriate to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to the Person. In connection with any such assumption, no material term of the Mortgage Note may be changed.

      In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each substitution, assumption, or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection with such Officer's Certificate. The Servicer shall notify the Trustee that any substitution or assumption agreement has been completed by forwarding to the Trustee the original of the substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of the Mortgage File to the same extent as all other documents and instruments constituting a part of the Mortgage File. The Servicer will retain any fee collected by it for entering into an assumption or substitution of liability agreement as additional servicing compensation.


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


      Section 3.12 Realization Upon Defaulted Mortgage Loans.

      The Servicer shall use reasonable efforts in accordance with the Servicing Standard to foreclose on or otherwise comparably convert the ownership of assets securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with the foreclosure or other conversion, the Servicer shall follow the Servicing Standard and shall follow the requirements of the insurer under any Required Insurance Policy. The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines (i) that the restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of restoration expenses and (ii) that restoration expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Servicer shall be responsible for all other costs and expenses incurred by it in any foreclosure proceedings. The Servicer is entitled to reimbursement of such costs and expenses from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Servicer has knowledge that a Mortgaged Property that the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Servicer, the Servicer will, before acquiring the Mortgaged Property, consider the risks and only take action in accordance with its established environmental review procedures.

      With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to the REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to the REO Property references the Pooling and Servicing Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell the REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve the REO Property in accordance with the Servicing Standard.

      The Servicer shall perform the tax reporting and withholding required by sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing any required tax and information returns, in the form required.

      If the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the REO Property shall only be held temporarily, shall be actively marketed for sale, and the Servicer shall dispose of the Mortgaged Property as soon as practicable, and in any case before the end of the third calendar year following the calendar year in which the Trust Fund acquires the property. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund.

      The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of the foreclosure would exceed the costs and expenses of bringing a foreclosure proceeding. The proceeds received from the maintenance of any REO Properties, net of reimbursement to the Servicer for costs incurred (including any property or other taxes) in connection with maintenance of the REO Properties and net of unreimbursed Servicing Fees, Advances, and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though the Mortgage Loans were still current and adjustments, if applicable, to the Mortgage Rate were being made in accordance with the Mortgage Note) and all such proceeds shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net proceeds received during any calendar month exceeds the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for the calendar month, the excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

      The proceeds from any liquidation of a Mortgage Loan, as well as any proceeds from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances or Servicing Fees or for any related unreimbursed Advances, as applicable; second, to reimburse the Servicer, as applicable, and to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.09(a)(iii) that related to the Mortgage Loan; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. The Servicer will retain any Excess Proceeds from the liquidation of a Liquidated Mortgage Loan as additional servicing compensation pursuant to Section 3.15.

      The Servicer may agree to a modification of any Mortgage Loan at the request of the related Mortgagor if (i) the modification is in lieu of a refinancing and (ii) the Servicer purchases that Mortgage Loan from the Trust Fund as described below. Upon the agreement of the Servicer to modify a Mortgage Loan in accordance with the preceding sentence, the Servicer shall purchase that Mortgage Loan and all interest of the Trustee in that Mortgage Loan shall automatically be deemed transferred and assigned to the Servicer and all benefits and burdens of ownership thereof, including the right to accrued interest thereon from the date of purchase and the risk of default thereon, shall pass to the Servicer. The Servicer shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that all requirements of this paragraph have been satisfied with respect to a Mortgage Loan to be repurchased pursuant to this paragraph.

      The Servicer shall deposit the Purchase Price for any Mortgage Loan repurchased pursuant to Section 3.12 in the Certificate Account pursuant to
Section 3.06 within one Business Day after the purchase of the Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Servicer any Mortgage Loan previously transferred and assigned pursuant hereto. The Servicer covenants and agrees to indemnify the Trust Fund against any liability for any "prohibited transaction" taxes and any related interest, additions, and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this Section, or any purchase of a Mortgage Loan by the Servicer in connection with a modification (but such obligation shall not prevent the Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Servicer shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest, and penalties, together with interest thereon, is refunded to the Trust Fund.

      Section 3.13 Trustee to Cooperate; Release of Mortgage Files.

      Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee by delivering a Request for Release substantially in the form of Exhibit N. Upon receipt of the request, the Trustee shall promptly release the related Mortgage File to the Servicer, and the Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance, or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The Servicer is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor.

      From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Servicer or its designee. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

      If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Servicer shall deliver to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale, or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

      Section 3.14 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

      The Servicer shall account fully to the Trustee for any funds it receives or otherwise collects as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including any funds on deposit in the Certificate Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account, or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment, or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.


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      Section 3.15 Servicing Compensation.

      The Servicer may retain or withdraw from the Certificate Account the Servicing Fee for each Mortgage Loan for the related Distribution Date. If the Servicer directly services a Mortgage Loan, the Servicer may retain the Servicing Fee for its own account as compensation for performing services. Notwithstanding the foregoing, the Servicing Fee payable to the Servicer shall be reduced by the lesser of the aggregate of the Prepayment Interest Shortfalls with respect to the Distribution Date and the aggregate Compensating Interest for the Distribution Date.

      Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, assumption fees and all income net of any losses realized from Permitted Investments shall be retained by the Servicer for distribution to the Holders of the Class L Certificates to the extent not required to be deposited in the Certificate Account pursuant to Section 3.06. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of any premiums for hazard insurance, and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

      Section 3.16 Access to Certain Documentation.

      The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Certificates and Certificate Owners and the examiners and supervisory agents of the OTS, the FDIC, and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Access shall be afforded without charge, but only upon reasonable prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.16 shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section
3.16 as a result of such obligation shall not constitute a breach of this
Section 3.16.

      Section 3.17 Annual Statement as to Compliance.

      (a) By March 15 of each year, commencing with 2008, the Servicer shall deliver to the Trustee via electronic mail (DBSEC.Notifications@db.com) and the Depositor an Officer's Certificate signed by two Servicing Officers stating, as to each signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year (or applicable portion thereof) and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on the review, the Servicer has fulfilled all its obligations under this Agreement, in all material respects throughout the year (or applicable portion thereof), or, if there has been a failure to fulfill any obligation in any material respect, specifying each failure known to the officer and the nature and status thereof.

      (b) [Reserved].

      (c) Copies of such statement shall be provided by the Trustee to any Certificateholder or Certificate Owner upon request at the Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.


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


      Section 3.18 Errors and Omissions Insurance; Fidelity Bonds.

      The Servicer shall obtain and maintain in force (a) policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (b) a fidelity bond covering its officers, employees, and agents. Each policy and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. If any policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the above requirements as of the date of the replacement.

      Section 3.19 [Reserved].

      Section 3.20 Prepayment Charges.

      (a) The Servicer will not waive any part of any Prepayment Charge unless the waiver relates to a default or a reasonably foreseeable default, the Prepayment Charge would cause an undue hardship to the related borrower, the Mortgaged Property is sold by the Mortgagor, the collection of any Prepayment Charge would violate any relevant law or regulation or the waiving of the Prepayment Charge would otherwise benefit the Trust Fund and it is expected that the waiver would maximize recovery of total proceeds taking into account the value of the Prepayment Charge and related Mortgage Loan and doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default). The Servicer will not waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.

      (b) If a Prepayment Charge is waived other than as permitted by the prior paragraph, then the Servicer is required to pay the amount of such waived Prepayment Charge, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Distribution Account from its own funds, without any right of reimbursement therefor, together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Distribution Account.

      (c) The Seller represents and warrants to the Depositor and the Trustee, as of the Closing Date, that the information in the Prepayment Charge Schedule (including the attached prepayment charge summary) is complete and accurate in all material respects at the dates as of which the information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms under applicable state law, except as the enforceability thereof is limited due to acceleration in connection with a foreclosure or other involuntary payment.

      (d) Upon discovery by the Servicer or a Responsible Officer of the Trustee (provided, however, that the Trustee shall have no obligation to conduct an independent investigation or inquiry in relation thereto) of a breach of the foregoing clause (c) that materially and adversely affects the right of the Holders of the Class P Certificates to any Prepayment Charge, the party discovering the breach shall give prompt written notice to the other parties. Within 60 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of breach, the Servicer shall cure the breach in all material respects or shall pay into the Certificate Account the amount of the Prepayment Charge that would otherwise be due from the Mortgagor, less any amount representing such Prepayment Charge previously collected and paid by the Servicer into the Certificate Account.


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


      Section 3.21 Late Payment Fees.

      (a) The Servicer shall not waive any part of any Late Payment Fee unless
(i) the collection of any Late Payment Fee would violate any relevant law or regulation or (ii) the waiving of the Late Payment Fee would otherwise benefit the Trust Fund and it is expected that the waiver would maximize recovery of total proceeds, taking into account the value of the Late Payment Fee and related Mortgage Loan and doing so is standard and customary in servicing similar Mortgage Loans (including the waiver of a Late Payment Fee in connection with a refinancing of a Mortgage Loan that is related to a default or reasonably foreseeable default).

      (b) If the covenants made by the Servicer in clause (a) above is breached, the Servicer must pay into the Certificate Account prior to the Distribution Account Deposit Date following the end of the related Prepayment Period the amount of the waived Late Payment Fee.

      (c) The Servicer shall remit Late Payment Fees assessable and not waived pursuant to clause (a) above in accordance with Section 3.09.


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


                                  ARTICLE FOUR

                   DISTRIBUTIONS AND ADVANCES BY THE SERVICER

      Section 4.01 Advances.

      (a) The Servicer shall determine on or before each Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Servicer determines it is required to make an Advance, it shall, on or before the Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Certificate Account no later than the close of business on the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this
Section 4.01 as provided in Section 3.09. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the Mortgaged Property has not been liquidated. The Servicer shall inform the Trustee of the amount of the Advance to be made on each Servicer Advance Date no later than the second Business Day before the related Distribution Date.

      (b) If the Servicer determines that it will be unable to comply with its obligation to make the Advances as and when described in the second sentence of
Section 4.01(a), it shall use its best efforts to give written notice thereof to the Trustee (each such notice an "Advance Notice"; and such notice may be given by telecopy), not later than 3:00 P.M., New York time, on the Business Day immediately preceding the related Servicer Advance Date, specifying the amount that it will be unable to deposit (each such amount an "Advance Deficiency") and certifying that such Advance Deficiency constitutes an Advance hereunder and is not a Nonrecoverable Advance. If the Trustee receives a Trustee Advance Notice on or before 3:00 P.M., New York time on a Servicer Advance Date, the Trustee is entitled to immediately terminate the Servicer under Section 7.01, and shall, not later than 3:00 P.M., New York time, on the related Distribution Date, deposit in the Distribution Account an amount equal to the Advance Deficiency identified in such Trustee Advance Notice unless it is prohibited from so doing by applicable law. Notwithstanding the foregoing, the Trustee shall not be required to make such deposit if the Trustee shall have received written notification from the Servicer that the Servicer has deposited or caused to be deposited in the Certificate Account an amount equal to such Advance Deficiency by 3:00 P.M. New York time on the related Distribution Date. If the Trustee has not terminated the Servicer, the Servicer shall reimburse the Trustee for the amount of any Advance (including interest at the Prime Rate on the day of such reimbursement published in The Wall Street Journal) on such amount, made by the Trustee pursuant to this Section 4.01(b) not later than the second day following the related Servicer Advance Date. In the event that the Servicer does not reimburse the Trustee in accordance with the requirements of the preceding sentence, the Trustee shall immediately (a) terminate all of the rights and obligations of the Servicer under this Agreement in accordance with Section 7.01 and (b) subject to the limitations set forth in Section 3.05, assume all of the rights and obligations of the Servicer hereunder.

      (c) The Servicer shall, not later than the close of business on the Business Day immediately preceding each Servicer Advance Date, deliver to the Trustee a report (in form and substance reasonably satisfactory to the Trustee) that indicates (i) the Mortgage Loans with respect to which the Servicer has determined that the related Scheduled Payments should be advanced and (ii) the amount of the related Scheduled Payments. The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Servicer to be a Nonrecoverable Advance.


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


      Section 4.02 Priorities of Distribution.

      (a) (1) On each Distribution Date, the Trustee shall withdraw the Available Funds for Loan Group 1 from the Distribution Account and apply such funds to distributions on the Group 1 Senior Certificates in the following order and priority and, in each case, to the extent of Available Funds remaining:

            (i) concurrently, to each interest-bearing Class of Group 1 Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided that prior to the Accrual Termination Date, the Accrual Amount shall be distributed as provided in Section 4.02(a)(1)(ii);

            (ii) [reserved];

            (iii) concurrently, to the Classes of Group 1 Senior Certificates as follows:

                  (A) to the Class 1-PO Certificates the PO Formula Principal Amount until the Class Certificate Balance thereof is reduced to zero; and

                  (B) on each Distribution Date, the Non-PO Formula Principal Amount for Loan Group 1 up to the amount of the related Senior Principal Distribution Amount for such Distribution Date will be distributed in the following priority:

                              1. to the Class A-R Certificates, until its Class
                        Certificate Balance is reduced to zero; and

                              2. concurrently

                                    (i) 94.6381239934% in the following
                                    priority:

                                          (a) concurrently, to the Class 1-A-4
                                          and Class 1-A-5 Certificates, pro
                                          rata, the Priority Amount, until their
                                          respective Class Certificate Balances
                                          are reduced to zero

                                          (b) sequentially, to the Class 1-A-1
                                          and Class 1-A-2 Certificates, in that
                                          order, until their respective Class
                                          Certificate Balances are reduced to
                                          zero; and:

                                          (c) concurrently, to the Class 1-A-4
                                          and Class 1-A-5 Certificates, pro
                                          rata, without regard to the Priority
                                          Amount, until their respective Class
                                          Certificate Balances are reduced to
                                          zero; and

                                    (ii) 5.3618760066%, concurrently, to the
                                    Class 1-A-3 and Class 1-A-6 Certificates, pro rata, until their



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

                                    respective Class Certificate Balances are reduced to zero;

            (iv) to the Class 1-PO Certificates, any Class 1-PO Deferred Amount, up to an amount not to exceed the amount calculated pursuant to the definition of Subordinated Principal Distribution Amount for Loan Group 1 actually received or advanced for such Distribution Date (with such amount to be allocated first from amounts calculated pursuant to (i) and (ii) and then (iii) of the definition of Subordinated Principal Distribution Amount for Loan Group 1;

      (2) On each Distribution Date, the Trustee shall withdraw the Available Funds for Loan Group 2 from the Distribution Account and apply such funds to distributions on the Group 2 Senior Certificates in the following order and priority and, in each case, to the extent of related Available Funds remaining:

            (i) concurrently, to each interest-bearing Class of Group 2 Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided that prior to the Accrual Termination Date, the Accrual Amount shall be distributed as provided in Section 4.02(a)(2)(ii);

            (ii) [reserved];

            (iii) concurrently, to the Classes of Group 2 Senior Certificates as follows:

                  (A)   [reserved]; and

                  (B) on each Distribution Date, the Principal Amount for Loan Group 2 up to the amount of the related Senior Principal Distribution Amount for such Distribution Date will be distributed concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

      (3) On each Distribution Date, after making the distributions described in
Section 4.02(a)(1) and Section 4.02(a)(2), Available Funds remaining will be distributed to the Senior Certificates to the extent provided in Section 4.03;

      (4) On each Distribution Date, Available Funds from both Loan Groups remaining after making the distributions described in Section 4.02(a)(1),
Section 4.02(a)(2) and Section 4.02(a)(3) will be distributed to the Subordinated Certificates and the Class A-R Certificates, subject to paragraph 4.02(e) below, in the following order of priority:

            (A) to the Class B-1 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

            (B) to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

            (C) to the Class B-2 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

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

            (D) to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

            (E) to the Class B-3 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

            (F) to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

            (G) to the Class B-4 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

            (H) to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

            (I) to the Class B-5 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

            (J) to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

            (K) to the Class B-6 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and

            (L) to the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

      (5) [reserved]; and

      (6) to the Class A-R Certificates, any remaining funds.

      On each Distribution Date, all amounts representing Prepayment Charges received during the related Prepayment Period (and amounts paid by the Servicer for waiving them) will be distributed to the holders of the Class P Certificates. On the Distribution Date immediately following the expiration of the latest Prepayment Charge Period of the Mortgage Loans, the $100 held in trust for the Class P Certificates will be distributed to the Class P Certificates. On each Distribution Date, all amounts representing Late Payment Fees assessable during the related Prepayment Period (and amounts paid by the Servicer for waiving them less any such amounts not deposited into the Distribution Account by the preceding Distribution Account Deposit date plus any such amounts deposited into the Distribution Account with respect to prior Prepayment Periods) will be distributed to the Holders of the Class L Certificates.

      On any Distribution Date, amounts distributed in respect of Class 1-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class 1-PO Certificates.

      On any Distribution Date, to the extent the Amount Available for Senior Principal for Loan Group 1 is insufficient to make the full distribution required to be made pursuant to the applicable clause (a)(iii), (A) the amount distributable on the Class 1-PO Certificates in respect of principal shall be equal to the product of (1) the Amount Available for Senior Principal for Loan Group 1 and (2) a fraction, the numerator of which is the related PO Formula Principal Amount and the denominator of which is the sum of such PO Formula Principal Amount and the Senior Principal Distribution Amount for Loan Group 1 and (B) the amount distributable on the Group 1 Senior Certificates other than the Class 1-PO Certificates, in respect of principal shall be equal to the product of (1) such Amount Available for Senior Principal and (2) a fraction, the numerator of which is the Senior Principal Distribution Amount for Loan Group 1 and the denominator of which is the sum of such Senior Principal Distribution Amount and the related PO Formula Principal Amount.

      (b) On each Distribution Date prior to and including the applicable Accrual Termination Date with respect to each Class of Accrual Certificates, the Accrual Amount for such Class for such Distribution Date shall not (except as provided in the second to last sentence in this paragraph) be distributed as interest with respect to such Class of Accrual Certificates, but shall instead be added to the related Class Certificate Balance of such Class on the related Distribution Date. With respect to any Distribution Date prior to and including the applicable Accrual Termination Date on which principal payments on any Class of Accrual Certificates are distributed pursuant to Section 4.02(a)(1)(iii) or
Section 4.02(a)(2)(iii), the related Accrual Amount shall be deemed to have been added on such Distribution Date to the related Class Certificate Balance (and included in the amount distributable on the related Class or Classes or Accretion Directed Certificates pursuant to Section 4.02(a)(1)(iii) or Section 4.02(a)(2)(iii) for such Distribution Date) and the related distribution thereon shall be deemed to have been applied concurrently towards the reduction of all or a portion of the amount so added and, to the extent of any excess, towards the reduction of the Class Certificate Balance of such Class of Accrual Certificates immediately prior to such Distribution Date. Notwithstanding any such distribution, each such Class shall continue to be a Class of Accrual Certificates on each subsequent Distribution Date until the applicable Accrual Termination Date.

      (c) On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth in Section 4.02(a)(1)(iii)(B), the Non-PO Formula Principal Amount related to Loan Group 1 up to the amount of the related Senior Principal Distribution Amount for such Distribution Date will be distributed concurrently, as principal, of the related Classes of Senior Certificates (other than the related Notional Amount Certificates and the Class 1-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

      (d) On each Distribution Date, the amount referred to in clause (i) of the definition of Class Optimal Interest Distribution Amount for each Class and Component of Certificates for such Distribution Date shall be reduced by (i) the related Class's or Component's pro rata share of Net Prepayment Interest Shortfalls based (x) with respect to a Class or Component of Senior Certificates, on the related Class Optimal Interest Distribution Amount and (y) with respect to a Class of Subordinated Certificates on or prior to the Senior Termination Date on the Assumed Interest Amount and after such Senior Termination Date, the related Class's Class Optimal Interest Distribution Amount for such Distribution Date, without taking into account such Net Prepayment Interest Shortfalls and (ii) the related Class's Allocable Share of (A) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group (or, after the Senior Credit Support Depletion Date, any Mortgage Loan) that became a Special Hazard Mortgage Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group (or, after the Senior Credit Support Depletion Date, any Mortgage Loan) that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for the Mortgage Loans in the related Loan Group (or, after the Senior Credit Support Depletion Date, any Mortgage Loan) incurred during the calendar month preceding the month of such Distribution Date and (D) after the Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group (or, after the Senior Credit Support Depletion Date, any Mortgage
Loan) that became a Fraud Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

      (e) Notwithstanding the priority and allocation contained in Section 4.02(a), if, with respect to any Class of Subordinated Certificates, on any Distribution Date the sum of the related Class Subordination Percentages of such Class and of all Classes of Subordinated Certificates that have a higher numerical Class designation than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments on the Mortgage Loans will be made to any such Classes (the "Restricted Classes") and the amount of such Principal Prepayments otherwise distributable to the Restricted Classes shall be distributed to the Classes of Subordinated Certificates having lower numerical Class designations than such Class, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the sequential order set forth in Section 4.02(a)(4). Notwithstanding the foregoing, the Class of Subordinated Certificates then outstanding with the lowest numerical class designation shall not be a Restricted Class.

      (f) If the amount of a Realized Loss on a Mortgage Loan in a Loan Group has been reduced by application of Subsequent Recoveries with respect to such Mortgage Loan, the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Class Certificate Balance of each related Class of Certificates to which Realized Losses have been allocated, but in each case by not more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to
Section 4.05. Holders of such Certificates will not be entitled to any payment in respect of the Class Optimal Interest Distribution Amount on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

      Section 4.03 Cross-Collateralization; Adjustments to Available Funds.

      (a) [Reserved].

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

      (b) If on any Distribution Date the aggregate Class Certificate Balance of the Senior Certificates in a Senior Certificate Group after giving effect to distributions to be made on that Distribution Date is greater than (x) in the case of Loan Group 1, the Non-PO Pool Balance of the Group 1 Mortgage Loans and
(y) in the case of Loan Group 2, the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (the "Undercollateralized Group"), then the Trustee shall reduce the Available Funds of the other Loan Group(s) to the extent that it is not undercollateralized (the "Overcollateralized Group"), as follows:

            (i) to add to the Available Funds of the Undercollateralized Group an amount equal to the lesser of (a) one month's interest on the Transfer Payment Received of the Undercollateralized Group at the weighted average Pass-Through Rate of the Senior Certificates related to the Undercollateralized Group and (b) Available Funds of the Overcollateralized Group remaining after making distributions to the Certificates of the Overcollateralized Group on such Distribution Date pursuant to Section 4.02; and

            (ii) to the Senior Certificates of the Undercollateralized Group, to the extent of the principal portion of Available Funds of the Overcollateralized Group remaining after making distributions to the Senior Certificates of the Overcollateralized Group on such Distribution Date pursuant to Section 4.02, until the Class Certificate Balance of the Senior Certificates of such Undercollateralized Group equals the aggregate Stated Principal Balance (or the aggregate Non-PO Percentage thereof in the case of Loan Group 1 only) of the Mortgage Loans in the related Loan Group.

            The principal portion of transfer payment received by the Undercollateralized Group is referred to as a "Transfer Payment Received." The principal portion of transfer payment made by the Overcollateralized Group is referred to as a "Transfer Payment Made."

      Section 4.04 [Reserved].

      Section 4.05 Allocation of Realized Losses.

      (a) On or prior to each Determination Date, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to each related Distribution Date.

      Realized Losses with respect to a Loan Group and any Distribution Date shall be allocated as follows:

            (i) the applicable PO Percentage of any Realized Loss on the Group 1 Mortgage Loans, including any Excess Loss, shall be allocated to the Class 1-PO Certificates until its Certificate Balance is reduced to zero; and

            (ii) (A) (x) the applicable Non-PO Percentage of any Realized Loss (other than any Excess Loss) on the Mortgage Loans in Loan Group 1 and (y) any Realized Loss (other than any Excess Loss) on the Mortgage Loans in Loan Group 2, shall be allocated first to the Subordinated Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinated Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Classes of Senior Certificates in the related Senior Certificate Group (other than any Notional Amount Certificates, if applicable, and the Class 1-PO Certificates), pro rata on the basis of their respective Class Certificate Balances, in each case immediately prior to the related Distribution Date, until the respective Class Certificate Balance of each such Class is reduced to zero; except that (A) the applicable Non-PO Percentage of any Realized Losses on the Group 1 Mortgage Loans that would otherwise be allocated to (i) the Class 1-A-3 Certificates will be allocated to the Class 1-A-6 Certificates, until the Class Certificate Balance of the Class 1-A-6 Certificates is reduced to zero and (ii) the Class 1-A-4 Certificates will be allocated to the Class 1-A-5 Certificates, until the Class Certificate Balance of the Class 1-A-5 Certificates is reduced to zero and (B) any Realized Losses on the Group 2 Mortgage Loans that would otherwise be allocated to the Class 2-A-1 Certificates will be allocated to the Class 2-A-2 Certificates, until the Class Certificate Balance of the Class 2-A-2 Certificates is reduced to zero;

            (B) (x) the applicable Non-PO Percentage of any Excess Losses on the Mortgage Loans in Loan Group 1 and (y) any Excess Losses on the Mortgage Loans in Loan Group 2, shall be allocated among the Classes of Senior Certificates of the related Senior Certificate Group (other than the Class 1-PO Certificates and the Notional Amount Certificates) and the Subordinated Certificates as follows: (i) in the case of the Senior Certificates, the Senior Percentage of such Excess Losses shall be allocated among the Classes of Senior Certificates in the related Senior Certificate Group, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date and (ii) in the case of the Subordinated Certificates, the Subordinated Percentage of such Excess Loss shall be allocated among the Classes of Subordinated Certificates, pro rata, based on each Class' share of the Assumed Balance of the related Loan Group immediately prior to the related Distribution Date; provided, however, on any Distribution Date after the Senior Termination Date, such Excess Losses on the Mortgage Loans in the related Loan Group shall be allocated to the Senior Certificates and the Subordinated Certificates on the basis of their respective Class Certificate Balances immediately prior to such Distribution Date; provided further, however, on any Distribution Date on and after the Senior Credit Support Depletion Date, (x) in the case of Loan Group 1, the Non-PO Percentage of any Excess Loss on the Group 1 Mortgage Loans and (y) in the case of Loan Group 2, any Excess Loss on the Mortgage Loans in the related Loan Group, shall be allocated, pro rata, among the Classes of Senior Certificates (other than the Class 1-PO Certificates and the Notional Amount Certificates) based on their respective Class Certificate Balances immediately prior to the related Distribution Date.

      (b) The Class Certificate Balance of the Class of Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the sum of (i) the amount of any payments on the Class 1-PO Certificates in respect of Class 1-PO Deferred Amounts and (ii) the amount, if any, by which the aggregate Class Certificate Balance of all outstanding Classes of Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses and Class 1-PO Deferred Amounts on such Distribution Date) exceeds the aggregate Stated Principal Balance of the Mortgage Loans for the following Distribution Date.

      (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 4.05(b) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.

      (d) Any allocation of Realized Losses to a Certificate or any reduction in the Certificate Balance of a Certificate pursuant to Section 4.05(b) shall be accomplished by reducing the Certificate Balance thereof immediately following the distributions made on the related Distribution Date in accordance with the definition of Certificate Balance.

      (e) Realized Losses shall not be allocated to the Class P and the Class L Certificates.

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      Section 4.06 Monthly Statements to Certificateholders.

      (a) Not later than each Distribution Date, the Trustee shall prepare and make available on its website at https://www.tss.db.com/invr to each Certificateholder, the Servicer and the Depositor a statement for the related distribution of:

            (i) the applicable Record Dates, Interest Accrual Periods and Determination Dates for calculating distributions for the Distribution Date;

            (ii) the amount of funds received from the Servicer for the Distribution Date separately identifying amounts received in respect of the Mortgage Loans and the amount of Advances included in the distribution on the Distribution Date;

            (iii) the Servicing Fee and the amounts of any additional servicing compensation received by the Servicer attributable to penalties, fees, Excess Proceeds or other similar charges or fees and items with respect to the Distribution Date, and, with respect to Lender PMI Loans, the interest premium charged the related borrower for primary mortgage guaranty insurance;

            (iv) the Trustee Fee for the Distribution Date;

            (v) the aggregate amount of expenses paid from amounts on deposit in the Distribution Account;

            (vi) the aggregate amount on deposit in the Distribution Account as of the beginning and end of the related Due Period;

            (vii) the amount of the distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (viii) the amount of the distribution allocable to interest, any Class Unpaid Interest Amounts included in the distribution and any remaining Class Unpaid Interest Amounts after giving effect to the distribution;

            (ix) if the distribution to the Holders of any Class of Certificates is less than the full amount that would be distributable to them if sufficient funds were available, the amount of the shortfall and the allocation of the shortfall between principal and interest;

            (x) the aggregate amount of Realized Losses incurred and Subsequent Recoveries, if any, received during the preceding calendar month and aggregate Realized Losses through the Distribution Date;

            (xi) the Class Certificate Balance (including Component Balances) or Notional Amount of each Class of Certificates before and after giving effect to the distribution of principal on the Distribution Date;

            (xii) the Pass-Through Rate for each Class of Certificates with respect to the Distribution Date;

            (xiii) the number of Mortgage Loans and the aggregate Stated Principal Balance of the Mortgage Loans and the Pool Stated Principal Balance as the first day of the related Due Period and the last day of the related Due Period;

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

            (xiv) as of the last day of the related Due Period:

                  (A) the weighted average mortgage rate of the Mortgage Loans, and

                  (B) the weighted average remaining term to maturity of the Mortgage Loans;

            (xv) the number and aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the end of the preceding calendar month:

                  (A)   delinquent (exclusive of Mortgage Loans in foreclosure)
                        (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and

                  (B) in foreclosure and delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days,

                  in each case as of the close of business on the last day of the calendar month preceding the Distribution Date;

            (xvi) for each of the preceding 12 calendar months, or all calendar months since the Cut-off Date, whichever is less, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on the Due Date in each such month and (B) delinquent sixty (60) days or more on the Due Date in each such month;

            (xvii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of the Mortgage Loan as of the close of business on the Determination Date preceding the Distribution Date;

            (xviii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding the Distribution Date;

            (xix) the aggregate amount of Principal Prepayments received during the related Prepayment Period and the number of Mortgage Loans subject to such Principal Prepayments;

            (xx) the amount of Advances included in the distribution on the Distribution Date and the aggregate amount of Advances outstanding as of the close of business on the Determination Date;

            (xxi) the aggregate amount of Advances reimbursed during the related Due Period, the general source of funds for such reimbursements and the aggregate amount of Advances outstanding as of the close of business on the Determination Date;

            (xxii) the aggregate amount of Servicing Advances reimbursed during the related Due Period, the general source of funds for such reimbursements and the aggregate amount of Servicing Advances outstanding as of the close of business on the Determination Date;

            (xxiii) the aggregate number and outstanding Stated Principal Balance of Mortgage Loans repurchased during the related Due Period due to material breaches of representations and warranties regarding such Mortgage Loans;

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            (xxiv) each Senior Prepayment Percentage and Subordinated Prepayment
      Percentage for the Distribution Date;

            (xxv) each Senior Percentage and Subordinated Percentage for the Distribution Date;

            (xxvi) the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date;

            (xxvii) with respect to the second Distribution Date, the number and aggregate balance of any Delayed Delivery Mortgage Loans not delivered within the time periods specified in the definition of Delayed Delivery Mortgage Loans;

            (xxviii) Prepayment Charges collected or waived by the Servicer;

            (xxix) Late Payment Fees collected or waived by the Servicer;

            (xxx) the aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group and in the aggregate that became Liquidated Mortgage Loans in the prior month and since the Cut-off Date (in each case immediately prior to the Stated Principal Balance being reduced to zero);

            (xxxi) the Stated Principal Balance of any Mortgage Loan that has been repurchased by the Servicer in accordance with Section 2.02, 2.03 or 3.12; and

            (xxxii) the Stated Principal Balance of any Substitute Mortgage Loan provided by the Seller and the Stated Principal Balance of any Mortgage Loan that has been replaced by a Substitute Mortgage Loan in accordance with Section 2.03.

      The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Servicer.

      By each Determination Date the Servicer shall provide to the Trustee in electronic form the information needed to determine the distributions to be made pursuant to Section 4.02 and any other information on which the Servicer and the Trustee mutually agree.

      (b) On or before the fifth Business Day following the end of each Prepayment Period (but in no event later than the third Business Day prior to the related Distribution Date), the Servicer shall deliver to the Trustee (which delivery may be by electronic data transmission) a report in substantially the form set forth as Schedule V.

      (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(v) and (a)(vi) of this Section 4.06 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.


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      Section 4.07 [Reserved].

      Section 4.08 Determination of Pass-Through Rates for LIBOR Certificates.

      On each LIBOR Determination Date so long as the LIBOR Certificates are outstanding, the Trustee will determine LIBOR on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Reuters Page LIBOR01 as of 11:00 a.m. London time on each LIBOR Determination Date.

      (a) If LIBOR cannot be determined as provided in the first paragraph of this Section 4.08, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such LIBOR Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

      (b) LIBOR for the next Interest Accrual Period for a Class of LIBOR Certificates will be established by the Trustee on each LIBOR Determination Date as follows:

            (i) If on any LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period for a Class of LIBOR Certificates shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

            (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period for a Class of LIBOR Certificates shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

            (iii) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR as determined on the preceding LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

      (c) Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date. The Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or



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responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

      (d) The Pass-Through Rate for each Class of LIBOR Certificates for each related Interest Accrual Period shall be determined by the Trustee on each LIBOR Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

      (e) In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, any Interest Settlement Rate, or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, the Interest Settlement Rate or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from, the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.08.

      (f) The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

      (g) The Pass-Through Rate for the Interest Accrual Period for the first Distribution Date for each Class of LIBOR Certificates is set forth in the applicable footnote under the heading "Master REMIC" in the Preliminary Statement.

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                                  ARTICLE FIVE

                                THE CERTIFICATES

      Section 5.01 The Certificates.

      The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples of $1,000 in excess thereof (except that one Certificate in each Class may be issued in a different amount which must exceed the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

      Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five Business Days before the related Record Date or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

      The Trustee shall execute the Certificates by the manual or facsimile signature of an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized before the countersignature and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

      The Depositor shall provide the Trustee, on a continuous basis with an adequate inventory of Certificates to facilitate transfers.

      Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates.

      (a) The Trustee shall maintain, in accordance with Section 5.06, a Certificate Register for the Trust Fund in which, subject to subsections (b) and
(c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

      At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. A written instrument of transfer in form satisfactory to the Trustee duly executed by the holder of a Certificate or his attorney duly authorized in writing shall accompany every Certificate presented or surrendered for registration of transfer or exchange.


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


      No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

      All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

      (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. If a transfer is to be made in reliance on an exemption from the Securities Act and such state securities laws, to assure compliance with the Securities Act and such state securities laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit J (the "Transferor Certificate") and deliver to the Trustee either (i) a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or
(ii) at the expense of the transferor, an Opinion of Counsel that the transfer may be made without registration under the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by that Holder, information regarding the related Certificates and the Mortgage Loans and any other information necessary to satisfy the condition to eligibility in Rule 144A(d)(4) for transfer of the Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans, and other matters regarding the Trust Fund as the Depositor reasonably requests to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect a transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (if the Certificate is a Private Certificate, the requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L, and if the Certificate is a Residual Certificate, the requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit I), to the effect that (x) the transferee is not an employee benefit plan or arrangement subject to section 406 of ERISA or a plan subject to section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect the transfer, or (y) if the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company that is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or
(ii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust Fund, addressed to the Trustee and the Servicer, to the effect that the purchase and holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under ERISA or section 4975 of the Code and will not subject the Trustee or the Servicer to any


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


obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Residual Certificate, if the appropriate representation letter or Opinion of Counsel referred to in the preceding sentence is not furnished, the representation in clause (i) above shall be deemed to have been made to the Trustee by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. If the representation is violated, or any attempt is made to transfer to a plan or arrangement subject to section 406 of ERISA or a plan subject to section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without the Opinion of Counsel described above, the attempted transfer or acquisition shall be void.

      To the extent permitted under applicable law (including ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

      (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form of Exhibit I.

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not


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


      obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

      The restrictions on Transfers of a Residual Certificate set forth in this
Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller or the Servicer, to the effect that the elimination of such restrictions will not cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

      (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

      (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and Indirect Participants as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to Indirect Participants and persons shown on the books of such Indirect Participants as direct or indirect Certificate Owners.

      All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing the Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.


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      If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor or (y) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

      Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

      If (a) any mutilated Certificate is surrendered to the Trustee, or (b) the Trustee receives evidence to its satisfaction of the destruction, loss, or theft of any Certificate and the Servicer and the Trustee receive the security or indemnity required by them to hold each of them harmless, then, in the absence of notice to the Trustee that the Certificate has been acquired by a Protected Purchaser, and if the requirements of Section 8-406 of the UCC are met and subject to Section 8-405 of the UCC, the Trustee shall execute, countersign, and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost, or stolen Certificate, a new Certificate of like Class, tenor, and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen, or destroyed Certificate is found at any time.

      Section 5.04 Persons Deemed Owners.

      The Servicer, the Trustee, and any agent of the Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee nor any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

      Section 5.05 Access to List of Certificateholders' Names and Addresses.

      If three or more Certificateholders and/or Certificate Owners (a) request such information in writing from the Trustee, (b) state that such Certificateholders and/or Certificate Owners desire to communicate with other Certificateholders and/or Certificate Owners with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such



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Certificateholders and/or Certificate Owners propose to transmit, or if the
Depositor or Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Servicer or such Certificateholders and/or Certificate Owners at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee. The Depositor and every Certificateholder and/or Certificate Owner, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable because of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 5.06 Maintenance of Office or Agency.

      The Certificate Registrar will maintain at its expense an office or offices or agency or agencies in the United States located at DB Services Tennessee, 648 Grassmere Park Rd., Nashville, TN 37211-3658 Attention: Transfer Unit., where Certificates may be surrendered for registration of transfer or exchange. The Certificate Registrar will give prompt written notice to the Certificateholders and the Trustee (if other than the Certificate Registrar) of any change in such location of any such office or agency.

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                                  ARTICLE SIX

                         THE DEPOSITOR AND THE SERVICER

      Section 6.01 Respective Liabilities of the Depositor and the Servicer.

      The Depositor and the Servicer shall each be liable in accordance with this Agreement only to the extent of the obligations specifically and respectively imposed upon and undertaken by them in this Agreement.

      Section 6.02 Merger or Consolidation of the Depositor or the Servicer.

      The Depositor and the Servicer will each keep in full effect their existence and their rights and franchises as a corporation and a federal savings bank, respectively, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

      Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

      As a condition to the effectiveness of any merger or consolidation, at least 15 calendar days prior to the effective date of any merger or consolidation of the Servicer, the Servicer shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Servicer.

      Section 6.03 Limitation on Liability of the Depositor, the Seller, the Servicer, and Others.

      None of the Depositor, the Seller, the Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or because of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Servicer, and any director, officer, employee or agent of the Depositor, the Seller or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Seller, the Servicer, and any director, officer, employee or agent of the Depositor, the Seller or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific


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Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred because of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or because of reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Seller or the Servicer may in its discretion undertake any such action that it may deem appropriate in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller, and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

      Section 6.04 Limitation on Resignation of the Servicer.

      The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading, qualification or withdrawal of the rating of any of the Certificates or (b) upon determination that its duties under this Agreement are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities, duties, liabilities and obligations under this Agreement and the Depositor shall have received the information described in the following sentence. As a condition to the effectiveness of any such resignation, at least 15 calendar days prior to the effective date of such resignation, the Servicer shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Servicer.

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                                  ARTICLE SEVEN

                                     DEFAULT

      Section 7.01 Events of Default.

      "Event of Default," wherever used in this Agreement, means any one of the following events:

      (a) any failure by the Servicer to deposit in the Certificate Account or remit to the Trustee any payment required to be made by it under this Agreement, which failure continues unremedied for five days after the date on which written notice of the failure has been given to the Servicer by the Trustee or the Depositor or to the Servicer and the Trustee by the Holders of Certificates of any Class evidencing not less than 25% of the aggregate Percentage Interests of the Class; or

      (b) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement (except with respect to a failure related to a Limited Exchange Act Reporting Obligation), which failure materially affects the rights of Certificateholders and continues unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer and the Trustee by the Holders of Certificates of any Class evidencing not less than 25% of the Percentage Interests of the Class; provided that the sixty-day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans nor the failure to repurchase or substitute in lieu thereof; or

      (c) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver, conservator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

      (d) the Servicer shall consent to the appointment of a receiver, conservator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or

      (e) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (f) the Servicer shall fail (i) to make an Advance on the Servicer Advance Date or (ii) to reimburse in full the Trustee within two days of the Servicer Advance Date for any Advance made by the Trustee pursuant to Section 4.01(b).

      If an Event of Default described in clauses (a) through (f) of this
Section 7.01 occurs, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates of any Class evidencing not less than 66 2/3% of the Percentage Interests of the Class, the Trustee shall by notice in writing to the Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. In addition, if during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Servicer shall fail to observe or perform any of the obligations that
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Limited Exchange Act Reporting Obligation or the obligations set forth in Section 3.17(a) or Section 11.07(a)(i) and (ii), and such failure continues for the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), so long as such failure shall not have been remedied, the Trustee shall, but only at the direction of the Depositor, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. The Depositor shall not be entitled to terminate the rights and obligations of the Servicer if a failure of the Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

      On and after the receipt by the Servicer of such written notice, all authority and power of the Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall make any Advance that the Servicer failed to make subject to
Section 3.05, whether or not the obligations of the Servicer have been terminated pursuant to this Section. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Servicer to pay amounts owed pursuant to Article Eight. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans. If the Servicer fails to make any Advance required under Section 4.01 of this Agreement, thereby triggering an Event of Default described in clause (f) of this Section 7.01, the Trustee shall make such Advance on that Distribution Date.

      Notwithstanding any termination of the activities of the Servicer under this Agreement, the Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due before the notice terminating such Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which such Servicer would have been entitled pursuant to Sections 3.09(a)(i) through (viii), and any other amounts payable to such Servicer hereunder the entitlement to which arose before the termination of its activities hereunder.

      If the Servicer is terminated, the Trustee shall provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a successor servicer in the event the Trustee should succeed to the duties of the Servicer as set forth herein.

      Section 7.02 Trustee to Act; Appointment of Successor.

      On and after the time the Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall, subject to and to the extent provided in Section 3.05, be the successor to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms hereof and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Servicer had continued to act hereunder, including, if the Servicer was receiving the Servicing Fee, the Servicing Fee. Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in


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accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor to the Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer (other than liabilities of the Servicer under Section 6.03 incurred before termination of the Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its rating of the Certificates in effect immediately before such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as provided above, subject to section 3.03 and unless prohibited by law. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no case shall the rate of such compensation exceed the Servicing Fee Rate. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder because of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

      In connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer, including the Trustee if the Trustee is acting as successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Servicer shall cooperate with the successor Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Servicer or (y) in causing MERS to designate on the MERS(R) System the successor Servicer as the servicer of such Mortgage Loan. The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The successor Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

      Any successor to the Servicer as servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as servicer, maintain in force the policy or policies that the Servicer is required to maintain pursuant to this Agreement.

      Section 7.03 Notification to Certificateholders.

      (a) Upon any termination of or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

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      (b) Within 60 days after the occurrence of any Event of Default, the
Trustee shall transmit by mail to all Certificateholders and each Rating Agency notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

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                                 ARTICLE EIGHT

                             CONCERNING THE TRUSTEE

      Section 8.01 Duties of the Trustee.

      The Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement. The Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order, or other instrument.

      No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that, unless an Event of Default known to the Trustee has occurred and is continuing,

      (a) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

      (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

      (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement. As long as any Voting Rights are held by parties other than the Seller, its Affiliates, or its agents, Voting Rights of Certificates held by the Seller, its Affiliates or its agents as the Seller shall certify to the Trustee upon any such entity obtaining such ownership will be excluded from participating in such voting arrangements, and excluded from determining the 25% threshold.

      Section 8.02 Certain Matters Affecting the Trustee.

      Except as otherwise provided in Section 8.01:

      (a) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement,



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instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

      (b) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

      (c) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

      (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates (provided, however, that no Certificates held by the Seller, the Depositor or any Affiliate thereof shall be given effect for the purpose of calculating any such aggregation of Voting Rights);

      (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

      (f) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

      (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

      (h) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof;

      (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

      (j) the Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. The Trustee does not guarantee the performance of any Permitted Investment; and


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      (k) the Trustee shall not knowingly take any action that would cause the
Trust Fund to fail to qualify as a qualifying special purpose entity.

      In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering ("Applicable Law"), the Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustee. Accordingly, each of the parties agrees to provide to the Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Trustee to comply with Applicable Law.

      Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee's execution and countersignature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Servicer.

      Except as provided in Section 2.01(c), the Trustee shall have no responsibility for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer). The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document or of MERS or the MERS(R) System other than with respect to the Trustee's execution and counter-signature of the Certificates.

      The Trustee executes the Certificates not in its individual capacity but solely as Trustee of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust Fund.

      Section 8.04 Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

      Section 8.05 Trustee's Fees and Expenses.

      As compensation for its activities under this Agreement, on each Distribution Date the Trustee may withdraw from the Distribution Account the Trustee Fee for that Distribution Date. The Trustee and any director, officer, employee, or agent of the Trustee shall be indemnified by the Servicer against any loss, liability, or expense (including reasonable attorney's fees) resulting from any error in any tax or information return prepared by the Servicer or incurred in connection with any claim or legal action relating to


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      (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties under this Agreement, other than any loss, liability or expense incurred because of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misconduct, the Servicer shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to

      (A) the reasonable compensation, expenses, and disbursements of its counsel not associated with the closing of the issuance of the Certificates and

      (B) the reasonable compensation, expenses, and disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement.

      Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, or Paying Agent under this Agreement or for any other expenses.

      Section 8.06 Eligibility Requirements for the Trustee.

      The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Seller, the Depositor or the Servicer other than the Trustee in its role as successor to the Servicer.

      Section 8.07 Resignation and Removal of the Trustee.

      The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Servicer, and each Rating Agency not less than 60 days before the date specified in such notice, when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.


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      As a condition to the effectiveness of any such resignation, at least 15 calendar days prior to the effective date of such resignation, the Trustee shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Trustee.

      If at any time (i) the Trustee shall cease to be eligible in accordance with Section 8.06 and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and (B) the imposition of such tax would be avoided by the appointment of a different trustee, or (iv) during the period which the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Trustee fails to comply with its obligations under the last sentence of Section 7.01, the preceding paragraph, Section 8.09 or Article Eleven and such failure is not remedied within the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), then, in the case of clauses (i) through (iii), then the Depositor or the Servicer, or in the case of clause (iv), the Depositor, may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to the Servicer and one copy to the successor trustee.

      The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to the Servicer, one complete set to the Trustee so removed, one complete set to the successor so appointed and one complete set to the Depositor, together with a written description of the basis for such removal. As long as any Voting Rights are held by parties other than the Seller, its Affiliates, or its agents, Voting Rights of Certificates held by the Seller, its Affiliates or its agents as the Seller shall certify to the Trustee upon any such entity obtaining such ownership will be excluded from participating in such voting arrangements, and excluded from determining the 51% threshold. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

      Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

      Section 8.08 Successor Trustee.

      Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

      No successor trustee shall accept appointment as provided in this Section
8.08 unless, at the time of its acceptance, the successor trustee is eligible under Section 8.06 and its appointment does not



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adversely affect the then current rating of the Certificates and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

      Upon acceptance of appointment by a successor trustee as provided in this
Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

      Section 8.09 Merger or Consolidation of the Trustee.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under
Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      As a condition to the effectiveness of any merger or consolidation, at least 15 calendar days prior to the effective date of any merger or consolidation of the Trustee, the Trustee shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

      Section 8.10 Appointment of Co-Trustee or Separate Trustee.

      Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider appropriate. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

      Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

      (a) To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in




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such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

      (b) No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

      (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

      (d) The Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article Eight. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

      Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 8.11 Tax Matters.

      It is intended that the assets with respect to which one or more REMIC elections pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of each REMIC created under this Agreement and that in such capacity it shall:

      (a) prepare and file in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) with respect to each REMIC created hereunder and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each REMIC described in the Preliminary Statement, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;


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      (b) within thirty days of the Closing Date, furnish to the Internal
Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

      (c) make an election that each REMIC created under this Agreement be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

      (d) prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the Prepayment Assumption;

      (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Person that is not a Permitted Transferee, or a pass-through entity in which a Person that is not a Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

      (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as any REMIC created under this Agreement under the REMIC Provisions;

      (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC created under this Agreement;

      (h) pay, from the sources specified in the third paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any REMIC before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

      (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

      (j) maintain records relating to each REMIC created under this Agreement, including the income, expenses, assets, and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and

      (k) as and when necessary and appropriate, represent each REMIC created under this Agreement in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.


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      To enable the Trustee to perform its duties under this Agreement, the
Depositor shall provide to the Trustee within ten days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor any additional information or data that the Trustee may, from time to time, reasonably request to enable the Trustee to perform its duties under this Agreement. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims, or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

      If any tax is imposed on "prohibited transactions" (as defined in section 860F(a)(2) of the Code) of any REMIC created under this Agreement, on the "net income from foreclosure property" of any REMIC created under this Agreement as defined in section 860G(c) of the Code, on any contribution to any REMIC created under this Agreement after the Startup Day pursuant to section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on any REMIC created hereunder pursuant to sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from negligence of the Trustee in the performance of any of its obligations under this Agreement, (ii) the Servicer or the Seller, in the case of any such minimum tax, if such tax arises out of or results from a breach by the Servicer or Seller of any of their obligations under this Agreement, (iii) the Seller, if any such tax arises out of or results from the Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03, or (iv) in all other cases, or if the Trustee, the Servicer, or the Seller fails to honor its obligations under the preceding clauses (i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in
Section 3.09(b).

      The Trustee shall file or cause to be filed with the Internal Revenue Service, Form 1041 or such other form as may be applicable, and shall furnish or cause to be furnished to the Holders of the Class L Certificate the Late Payment Fees that are received, in the time or times and in the manner required by the Code.


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                                  ARTICLE NINE

                                   TERMINATION

      Section 9.01 Termination upon Liquidation or Purchase of the Mortgage
Loans.

      Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Servicer, and the Trustee created hereby shall terminate upon the earlier of

      (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) at the price equal to the sum of

            (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of a Delinquent Mortgage Loan or REO Property) plus one month's accrued interest thereon at the applicable Adjusted Mortgage Rate less any amounts collected by the Servicer representing principal and interest due after the related Due Date,

            (ii) the lesser of (x) the appraised value of any Delinquent Mortgage Loan or REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Servicer at the expense of the Servicer and (y) the Stated Principal Balance of each such Delinquent Mortgage Loan or Mortgage Loan related to such REO Property, in each case plus accrued and unpaid interest thereon at the applicable Adjusted Net Mortgage Rate and

            (iii) any costs and damages incurred by the Trust Fund in connection with any violation by each Mortgage Loan of any predatory or abusive lending law and

      (b) the later of

            (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan and the disposition of all REO Property and

            (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

      The right to purchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the aggregate Stated Principal Balance of those Mortgage Loans, at the time of any such repurchase, aggregating less than ten percent (10%) of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date. The Servicer shall effect any such repurchase by depositing the purchase price, as calculated above, as of the month preceding the date on which such purchase price shall be distributed to Certificateholders into the Certificate Account.

      Section 9.02 Final Distribution on the Certificates.

      If on any Determination Date the Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder. If the Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, no later than the 15th day of the month preceding the month of the final Distribution Date the Servicer shall notify the

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Depositor and the Trustee of the date the Servicer intends to terminate the
Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

      Notice of any termination of the Trust Fund specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the last day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to the Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

      If this notice is given, the Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day before the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Servicer the Mortgage Files for the Mortgage Loans.

      Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in Section 4.02, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, its Certificate Balance plus for each such Class accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest-bearing Certificate and (ii) as to the Residual Certificates, any amount remaining on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above. Notwithstanding the reduction of the Certificate Balance of any Class of Certificates to zero, such Class will be outstanding hereunder solely for the purpose of receiving distributions and for no other purpose until the termination of the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee hereunder in accordance with Article Nine. The foregoing provisions are intended to distribute to each Class of Regular Certificates any accrued and unpaid interest and principal to which they are entitled based on the Pass-Through Rates and actual Class Certificate Balances or Notional Amounts set forth in the Preliminary Statement upon liquidation of the Trust Fund.

      If any affected Certificateholder does not surrender its Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, then the Class A-R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

      Section 9.03 Additional Termination Requirements.

      (a) If the Servicer exercises its purchase option with respect to the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional



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requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC created hereunder as defined in section 860F of the Code, or (ii) cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding:

      (b) The Trustee shall sell all of the assets of the Trust Fund to the Servicer, and, within 90 days of such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each REMIC created under this Agreement.

      (c) The Trustee shall attach a statement to the final federal income tax return for each REMIC created under this Agreement stating that pursuant to Treasury Regulation ss. 1.860F-1, the first day of the 90-day liquidation period for such REMIC was the date on which the Trustee sold the assets of the Trust Fund to the Servicer.


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                                  ARTICLE TEN

                            MISCELLANEOUS PROVISIONS

      Section 10.01 Amendment.

      This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders
(i) to cure any ambiguity or mistake, (ii) to correct any defective provision in this Agreement or to supplement any provision in this Agreement which may be inconsistent with any other provision in this Agreement, (iii) to conform this Agreement to the Prospectus Supplement, (iv) to add to the duties of the Depositor, the Seller or the Servicer, (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement to comply with any rules or regulations promulgated by the Securities and Exchange Commission from time to time, (vi) to add any other provisions with respect to matters or questions arising under this Agreement, or (vii) to modify, alter, amend, add to, or rescind any of the terms or provisions contained in this Agreement.

      No action pursuant to clauses (v), (vi) or (vii) above may, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder. The amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading, qualification or withdrawal of the respective ratings then assigned to the Certificates. Any such letter in and of itself will not represent a determination as to the materiality of any amendment and will represent a determination only as to the credit issues affecting any rating. Each party to this Agreement agrees that it will cooperate with each other party in amending this Agreement pursuant to clause (v) above.

      The Trustee, the Depositor, and the Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to the extent necessary or helpful to (i) maintain the qualification of any REMIC created under this Agreement as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC created under this Agreement pursuant to the Code that would be a claim at any time before the final redemption of the Certificates, or (iii) comply with any other requirements of the Code, if the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that the action is necessary or helpful for one of the foregoing purposes.

      This Agreement may also be amended from time to time by the Depositor, the Servicer, and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of each Class of Certificates adversely affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates. As long as any Voting Rights are held by parties other than the Seller, its Affiliates, or its agents, as the Seller shall certify to the Trustee upon any such entity obtaining such ownership, Voting Rights of Certificates held by the Seller, its Affiliates or its agents will be excluded from participating in such voting arrangements, and excluded from determining the 51% threshold. No amendment shall

      (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate,


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


      (ii) amend, modify, add to, rescind, or alter in any respect Section 10.13, notwithstanding any contrary provision of this Agreement, without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% (provided, however, that no Certificates held by the Seller, the Depositor or any Affiliate thereof shall be given effect for the purpose of calculating any such aggregation of Percentage Interests), or

      (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

      Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless (i) it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created under this Agreement or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) because the Trust Fund is required to be a Qualifying Special Purpose Entity (as that term is defined in Statement of Financial Accounting Standards No. 140 ("SFAS 140"), in order for the Seller to continue to account for the transfer of the Mortgage Loans under this Agreement as a sale under SFAS 140, prior to the parties hereto entering into such an amendment, the Trustee shall receive an Officer's Certificate, which shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment would not "significantly change" (within the meaning of SFAS 140) the permitted activities of the Trust Fund so as to cause the Trust Fund to fail to qualify as a Qualifying Special Purpose Entity.

      Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the preceding clause (A) is not required to be reached pursuant to this Section 10.01.

      Section 10.02 Recordation of Agreement; Counterparts.

      This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at its expense, but only upon receipt of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.


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      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 10.03 Governing Law.

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 10.04 Intention of Parties.

      It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Seller to the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, if, notwithstanding the intent of the parties, the assets are held to be the property of the Seller or Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the UCC and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant (i) by the Seller to the Depositor or (ii) by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

      The Seller and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

      Section 10.05 Notices.

      (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

      1. Any material change or amendment to this Agreement;

      2. The occurrence of any Event of Default that has not been cured;

      3. The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

      4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.03; and

      5. The final distribution to Certificateholders.

      In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:


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      1. Each report to Certificateholders described in Section 4.06;

      2. Each annual statement as to compliance described in Section 3.17;

      3. Each annual independent public accountants' servicing report described in Section 11.07; and

      4. Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02,
2.03 or 3.11.

      (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, IndyMac MBS, Inc., 155 North Lake Avenue, Pasadena, California 91101,
Attention: Secondary Marketing, Transaction Management; (b) in the case of the Servicer, IndyMac Bank, F.S.B., 888 East Walnut Street, Pasadena, California 91101-7211, Attention: Secondary Marketing, Transaction Management or such other address as may be hereafter furnished to the Depositor and the Trustee by the Servicer in writing; (c) in the case of the Trustee to the Corporate Trust Office, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration IN0706, Series 2007-F, or such other address as the Trustee may hereafter furnish to the Depositor or Servicer and (d) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

      Section 10.06 Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 10.07 Assignment.

      Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 6.02, this Agreement may not be assigned by the Servicer without the prior written consent of the Trustee and Depositor.

      Section 10.08 Limitation on Rights of Certificateholders.

      The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created by this Agreement, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

      No Certificateholder shall have any right to vote (except as provided in this Agreement) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties to this Agreement, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party because of any action taken by the parties to this Agreement pursuant to any provision of this Agreement.


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


      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided in this Agreement, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of this Section 10.08, each Certificateholder and the Trustee shall be entitled to any relief that can be given either at law or in equity. As long as any Voting Rights are held by parties other than the Seller, its Affiliates, or its agents, Voting Rights of Certificates held by the Seller, its Affiliates or its agents as the Seller shall certify to the Trustee upon any such entity obtaining such ownership will be excluded from participating in such voting arrangements, and excluded from determining the 25% threshold.

      Section 10.09 Inspection and Audit Rights.

      The Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Servicer.

      Section 10.10 Certificates Nonassessable and Fully Paid.

      It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

      Section 10.11 Official Record.

      The Seller agrees that this Agreement is and shall remain at all times before the time at which this Agreement terminates an official record of the Seller as referred to in Section 13(e) of the Federal Deposit Insurance Act.


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      Section 10.12 Protection of Assets.

      (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the trust created by this Agreement is not authorized and has no power to:

      (1) borrow money or issue debt;

      (2) merge with another entity, reorganize, liquidate or sell assets;

      (3) engage in any business or activities.

      (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid in full.

      Section 10.13 Qualifying Special Purpose Entity.

      Notwithstanding any contrary provision of this Agreement, the Trust Fund shall not hold any property or engage in any activity that would disqualify the Trust Fund from being a qualifying special purpose entity under generally accepted accounting principles.


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


                                 ARTICLE ELEVEN

                             EXCHANGE ACT REPORTING

      Section 11.01 Filing Obligations.

      The Servicer, the Trustee and the Seller shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Servicer, the Trustee and the Seller shall provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form.

      Section 11.02 Form 10-D Filings.

      (a) In accordance with the Exchange Act, unless no reporting obligation under the Exchange Act exists at such time with respect to the Trust Fund, the Trustee shall prepare for filing and file within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act) with the Commission with respect to the Trust Fund, a Form 10-D with copies of the Monthly Report and, to the extent delivered to the Trustee, no later than five calendar days following the Distribution Date, such other information identified by the Depositor or the Servicer, in writing, to be filed with the Commission (such other information, the "Additional Designated Information"). If the Depositor or Servicer directs that any Additional Designated Information is to be filed with any Form 10-D, the Depositor or Servicer, as the case may be, shall specify the Item on Form 10-D to which such information is responsive and, with respect to any Exhibit to be filed on Form 10-D, the Exhibit number. Any information to be filed on Form 10-D shall be delivered to the Trustee in EDGAR-compatible form or as otherwise agreed upon by the Trustee and the Depositor or the Servicer, as the case may be, at the Depositor's expense, and any necessary conversion to EDGAR-compatible format will be at the Depositor's expense. At the reasonable request of, and in accordance with the reasonable directions of, the Depositor or the Servicer, subject to the two preceding sentences, the Trustee shall prepare for filing and file an amendment to any Form 10-D previously filed with the Commission with respect to the Trust Fund. The Depositor shall sign the Form 10-D filed on behalf of the Trust Fund.

      The Trustee shall prepare each Form 10-D and, no later than five Business Days prior to the date on which such Form 10-D is required to be filed, deliver a copy of such Form 10-D to the Depositor for review. No later than the Business Day following the receipt thereof, the Depositor shall notify the Trustee of any changes to be made to the Form 10-D. The Trustee shall make any changes thereto requested by the Depositor and deliver the final Form 10-D to the Depositor for signature no later than three Business Days prior to the date on which such Form 10-D must be filed by the Trustee in accordance with this Section 11.02. The Depositor shall execute the final Form 10-D and deliver the same to the Trustee via electronic mail (DBSEC.Notifications@db.com) or facsimile no later than the Business Day following receipt of the same (which, unless not received within such time frame from the Trustee, shall be no later than two Business Days prior to the date on which the Form 10-D is required to be filed), with an original executed hard copy to follow by overnight courier.

      (b) No later than each Distribution Date, any party responsible for providing Additional Designated Information shall notify the Depositor and the Trustee of any Form 10-D Disclosure Item, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably



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acceptable to the Depositor. In addition to such information as the Servicer and the Trustee are obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, each of the Servicer and the Trustee shall provide such information which is available to the Servicer and the Trustee, as applicable, without unreasonable effort or expense regarding the performance or servicing of the Mortgage Loans (in the case of the Trustee, based on the information provided by the Servicer) as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the Remittance Reports in the case of the Servicer and the Monthly Statement in the case of the Trustee, commencing with the first such report due not less than five Business Days following such request.

      (c) The Trustee shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable (or readily convertible into a format suitable) for electronic filing via the EDGAR system and shall not have any responsibility to convert any such items to such format (other than those items generated by it or that are readily convertible to such format). The Trustee shall have no liability to the Certificateholders, the Trust Fund, the Servicer or the Depositor with respect to any failure to properly prepare or file any of Form 10-D to the extent that such failure is not the result of any negligence, bad faith or willful misconduct on its part. The Trustee will not have any duty to verify the accuracy or sufficiency of any information to be included in any Form 10-D not provided by it.

      (d) The Trustee shall have no liability with respect to any failure to properly prepare and file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

      Section 11.03 Form 8-K Filings.

      The Servicer shall prepare and file on behalf of the Trust Fund any Form 8-K required by the Exchange Act. Each Form 8-K must be signed by the Servicer. Any reporting party identified on Exhibit T shall promptly notify the Depositor and the Servicer (if the notifying party is not the Servicer), but in no event later than one (1) Business Day after its occurrence, of any Reportable Event of which it has actual knowledge. Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person.

      Section 11.04 Form 10-K Filings.

      Prior to (x) March 31, 2008 and (y) unless and until a Form 15 Suspension Notice shall have been filed, March 31st of each year thereafter (or, in either case, such earlier date as may be required by the Exchange Act), the Trustee shall, subject to the provisions of this Section 11.04, file a Form 10-K, with respect to the Trust Fund. The Trustee shall prepare and file on behalf of the Trust Fund a Form 10-K, in form and substance as required by the Exchange Act. The Trustee shall prepare each Form 10-K and, no later than 5 Business Days prior to the date on which such Form 10-K is required to be filed, deliver a copy of such Form 10-K to the Depositor for review. No later than the Business Day following the receipt thereof, the Depositor shall notify the Trustee of any changes to be made to the Form 10-K. The Trustee shall make any changes thereto requested by the Depositor and deliver the final Form 10-K to the Depositor for signature no later than three Business Days prior to the date on which such Form 10-K must be filed by the Trustee in accordance with this Section 11.04. The Depositor shall execute the final Form 10-K and deliver the same to the Trustee via electronic mail (DBSEC.Notifications@db.com) or facsimile no later than Business Day following receipt of the same (which, unless not received within such time frame from the Trustee, shall be no later than two Business Days prior to the date on which the From 10-K is required to be filed), with an original executed hard copy to follow by overnight mail. Such Form 10-K shall include the Assessment of Compliance, Attestation Report, Annual Compliance Statements and other documentation provided by the Servicer pursuant to Sections 3.17 and 11.07, a certification in


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


the form attached hereto as Exhibit O-1 (the "Depositor Certification"), which shall be signed by the senior officer of the Depositor in charge of securitization, and an accountant's report described under Section 11.07. Each Form 10-K shall also include any Sarbanes-Oxley Certification required to be included therewith, as described in Section 11.05.

      If the Item 1119 Parties listed on Exhibit T have changed since the Closing Date, no later than March 1 of each year, the Depositor shall provide each of the Servicer and the Trustee via electronic mail
(DBSEC.Notifications@db.com) with an updated Exhibit T setting forth the Item 1119 Parties.

      As to each item of information required to be included in any Form 10-D, Form 8-K or Form 10-K, the Trustee's or Depositor's obligation to include the information in the applicable report is subject to receipt from the entity that is indicated in Exhibit Q as the responsible party for providing that information, if other than the Trustee or the Depositor, as applicable, as and when required as described above. Each of the Trustee, the Servicer and the Depositor, as applicable, hereby agree to notify and provide to the Trustee and the Depositor all information that is required to be included in any Form 10-D, Form 8-K or Form 10-K, with respect to which that entity is indicated in Exhibit Q as the responsible party for providing that information. In the case of information to be included in the From 10-D, such information shall be delivered to the Trustee (with a copy to the Depositor) no later than no later than 5 calendar days following each Distribution Date. In the case of information to be included in the Form 8-K, such information shall be delivered to the Depositor no later than no later 2 Business Days following the occurrence of a reportable event. In the case of information to be included in the From 10-K, such information, other than the documentation provided pursuant to Sections 3.17 and 11.07, shall be delivered to the Trustee no later than (x) March 1, 2008 (with a 15 day cure period) and (y) unless and until a Form 15 Suspension Notice shall have been filed, March 1st of each year thereafter. The Servicer shall be responsible for determining the pool concentration applicable to any subservicer or originator at any time, for purposes of disclosure as required by Items 1117 and 1119 of Regulation AB. The Trustee shall provide electronic or paper copies of all Form 10-D, 8-K and 10-K filings free of charge to any Certificateholder upon request.

      The Trustee shall sign a certification (in the form attached hereto as Exhibit O-2) for the benefit of the Depositor and its officers, directors and Affiliates. The Trustee's certification shall be delivered to the Depositor by no later than March 18th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Depositor shall deliver the Depositor Certification to the Trustee for filing no later than March 20th of each year (or if such day is not a Business Day, the immediately preceding Business Day).

      The Trustee shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) a breach of the Trustee's obligations under this Section 11.04 and Section 11.07 or (ii) any material misstatement or omission contained in any information provided by the Trustee including, without limitation, in the certification provided by the Trustee in the form of Exhibit O-2 or the assessment of compliance provided pursuant to Section 11.07. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, then the Trustee, in connection with (i) a breach of the Trustee's obligations under this Section 11.04 or Section 11.07 or (ii) any material misstatement or omission contained in any information provided by the Trustee including, without limitation, in the certification provided by the Trustee in the form of Exhibit O-2, or in the assessment of compliance or attestation report provided pursuant to Section 11.07, agrees that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Trustee


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


on the other. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

      The Servicer shall indemnify and hold harmless the Depositor, the Trustee and their respective officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon (i) a breach of the Servicer's obligations under Sections 3.17, 11.07 or 11.04 or (ii) any material misstatement or omission contained in any information provided by the Servicer including, without limitation, in the information provided pursuant to Sections 3.17 and 11.07. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

      The Depositor shall indemnify and hold harmless the Servicer, the Trustee and their respective officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon (i) a breach of the Depositor's obligations under this Section 11.04 or (ii) any material misstatement or omission contained in any information provided by the Depositor.

      The Trustee will have no duty or liability to verify the accuracy or sufficiency of any information not prepared by it included in any Form 10-D, Form 10-K or Form 8-K. The Trustee shall have no liability with respect to any failure to properly prepare or file any Form 10-D or Form 10-K resulting from or relating to the Trustee's inability or failure to receive any information in a timely manner from the party responsible for delivery of such information. The Trustee shall have no liability with respect to any failure to properly file any Form 10-D or 10-K resulting from or relating to the Depositor's failure to timely comply with the provisions of this section. Nothing herein shall be construed to require the Trustee or any officer, director or Affiliate thereof to sign any Form 10-D, Form 10-K or Form 8-K. Copies of all reports filed by the Trustee under the Exchange Act shall be sent to the Depositor electronically or at the address set forth in Section 10.05. Fees and expenses incurred by the Trustee in connection with this Section 11.04 shall not be reimbursable from the Trust Fund.

      Upon any filing with the Commission, the Trustee shall promptly deliver to the Depositor a copy of any executed report, statement or information.

      To the extent that, following the Closing Date, the Depositor certifies that reports and certifications differing from those required under this Section
11.04 are necessary to comply with the reporting requirements under the Exchange Act, the parties hereto hereby agree that each will reasonably cooperate to amend the provisions of this Section 11.04 in order to comply with such amended reporting requirements and such amendment of this Section 11.04. Any such amendment may result in the reduction of the reports executed by and filed on behalf of the Depositor under the Exchange Act. Notwithstanding the foregoing, the Trustee shall not be obligated to enter into any amendment pursuant to this Section that adversely affects its obligations and immunities under this Agreement.

      Each of the parties acknowledges and agrees that the purpose of Sections 3.17, 11.07 and this Section 11.04 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB. Therefore, each of the parties agree that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Depositor for delivery of additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and

(d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

      Section 11.05 Sarbanes-Oxley Certification.

      Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff)). No later than March 15 of each year, beginning in 2008, the Servicer and the Trustee shall (unless such person is the Certifying Person), and the Servicer shall cause each Reporting Subcontractor and the Trustee shall cause each Reporting Subcontractor to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person") a certification (each, a "Performance Certification"), in the form attached hereto as Exhibit R on which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer in charge of the servicing function of the Servicer shall serve as the Certifying Person on behalf of the Trust Fund. Neither the Servicer nor the Depositor will request delivery of a certification under this clause unless the Trustee is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Fund. In the event that prior to the filing date of the Form 10-K in March of each year, the Servicer or the Depositor has actual knowledge of information material to the Sarbanes-Oxley Certification, the Servicer or the Depositor, as the case may be, shall promptly notify the Servicer and the Trustee. The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund.

      Section 11.06 Form 15 Filing.

      Prior to January 30 of the first year in which the Depositor is able to do so under applicable law, the Trustee on behalf of the Depositor shall file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

      Section 11.07 Report on Assessment of Compliance and Attestation.

      (a) On or before March 15 of each calendar year, commencing in 2008, unless no reporting obligation under the Exchange Act exists at such time with respect to the Trust Fund:

            (i) The Servicer shall deliver to the Trustee (with a copy to the Depositor) a report (in form and substance reasonably satisfactory to the Trustee) regarding the Servicer's or the Trustee's, as applicable, assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of such Person and shall address each of the Servicing Criteria applicable to each party specified on a certification delivered to the Trustee substantially in the form of Exhibit S. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect. The Trustee and the Servicer, and each of their respective officers and directors shall be entitled to rely upon each such servicing criteria assessment.

            (ii) The Servicer shall deliver to the Trustee, and the Trustee shall provide on its own behalf, a report of a registered public accounting firm reasonably acceptable to the Trustee that attests to, and reports on, the assessment of compliance made by Servicer or the Trustee, as applicable, and delivered pursuant to the preceding paragraphs. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect.

            (iii) The Servicer shall cause each of its Reporting Subcontractors to deliver to the Trustee (with a copy to the Depositor) an assessment of compliance and accountant's attestation as and when provided in paragraphs
      (a) and (b) of this Section 11.07.

            (iv) The Trustee shall cause each of its Reporting Subcontractors to deliver to the Trustee (with a copy to the Depositor) and the Servicer an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section.

            (v) The Servicer shall execute (and the Servicer shall cause each Reporting Subcontractor to execute) a reliance certificate to enable the Certification Parties to rely upon each (A) annual compliance statement provided pursuant to Section 3.17, (B) annual report on assessments of compliance with servicing criteria provided pursuant to this Section 11.07 and (C) accountant's report provided pursuant to this Section 11.07 and shall include a certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of such Person to enable such accountants to render the certificates provided for in this Section 11.07.

            (vi) The Trustee shall execute (and the Trustee shall cause each Reporting Subcontractor to execute) a reliance certificate to enable the Certification Parties to rely upon each (A) annual report on assessments of compliance with servicing criteria provided pursuant to this Section
      11.07 and (C) accountant's report provided pursuant to this Section 11.07 and shall include a certification that each such report discloses any deficiencies or defaults described to the registered public accountants of such Person to enable such accountants to render the certificates provided for in this Section 11.07.

      (b) In the event the Servicer, the Trustee or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide documents and information required by this Section 11.07 with respect to the period of time it was subject to this Agreement or provided services with respect to the Trust Fund, the Certificates or the Mortgage Loans.

      (c) An assessment of compliance provided by a Subcontractor pursuant to
Section 11.07(a)(iii) or (iv) need not address any elements of the Servicing Criteria other than those specified by the Servicer or the Trustee, as applicable, pursuant to Section 11.07(a)(i).

      Section 11.08 Use of Subcontractors.

      (a) [Reserved].

      (b) It shall not be necessary for the Servicer or the Trustee to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Servicer or the Trustee, as applicable, shall promptly upon request provide to the Trustee and the Depositor (or any designee of the Depositor, such as the Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and
(iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

      As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Servicer or the Trustee, as applicable, shall cause any such Subcontractor used by such Person for the benefit of the Depositor to comply with the provisions of Sections 11.07 and 11.09 of this Agreement to the same extent as if such Subcontractor were the Servicer (except with respect to the Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Trustee, as applicable. The Servicer or the Trustee, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Trustee and the Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under
Section 11.05 and Section 11.07, in each case as and when required to be delivered.

      Section 11.09 Amendments.

      In the event the parties to this Agreement desire to further clarify or amend any provision of this Article 11, this Agreement shall be amended to reflect the new agreement between the parties covering matters in this Article 11 pursuant to Section 10.01, which amendment shall not require any Opinion of Counsel or Rating Agency confirmations or the consent of any Certificateholder.

      If, during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Servicer is no longer an Affiliate of the Depositor, the Depositor shall assume the obligations and responsibilities of the Servicer in this Article 11 with respect to the preparation and filing of the Exchange Act Reports and/or acting as the Certifying Person, if the Depositor has received indemnity from such successor Servicer satisfactory to the Depositor, and such Servicer has agreed to provide a Sarbanes-Oxley Certification to the Depositor substantially in the form of Exhibit U.

                                   * * * * * *

      IN WITNESS WHEREOF, the Depositor, the Trustee, and the Seller and Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                   INDYMAC MBS, INC.
                                        as Depositor


                                   By: /s/  Jill Jacobson
                                       ------------------------------------
                                            Name:    Jill Jacobson
                                            Title:  Vice President



                                   DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        as Trustee


                                   By:  /s/ Jennifer Hermansader
                                       ------------------------------------
                                            Name:  Jennifer Hermansader
                                            Title: Associate



                                   By: /s/  Marion Hogan
                                       ------------------------------------
                                            Name:  Marion Hogan
                                            Title: Associate



                                   INDYMAC BANK, F.S.B.
                                        as Seller and Servicer


                                   By: /s/  Jill Jacobson
                                       ------------------------------------
                                            Name:    Jill Jacobson
                                            Title:  Vice President

STATE OF CALIFORNIA       )
                          :  ss.:
COUNTY OF Los Angeles     )

      On this 30th day of April, 2007, before me, personally appeared Jill Jacobson, known to me to be a Vice President of IndyMac MBS, Inc., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                      /s/ Evan Fitzsimon
                                      -------------------------------
                                      Notary Public

[NOTARIAL SEAL]

STATE OF CALIFORNIA   )
                      :  ss.:
COUNTY OF Orange      )

      On this 30th day of April, 2007, before me, personally appeared Jennifer Hermansader and Marion Hogan, known to me to be an Authorized Signer and an Authorized Signer, respectively, of Deutsche Bank National Trust Company, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                         /s/ David Johnson
                                         -----------------
                                         Notary Public

[NOTARIAL SEAL]

STATE OF CALIFORNIA        )
                           :  ss.:
COUNTY OF Los Angeles      )

      On this 30th day of April, 2007, before me, personally appeared Jill Jacobson, known to me to be a Vice President of IndyMac Bank, F.S.B., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                          /s/ Evan Fitzsimon
                                          ------------------
                                          Notary Public

[NOTARIAL SEAL]

                                   Schedule I

            MORTGAGE LOAN SCHEDULE [DELIVERED AT CLOSING TO TRUSTEE]



                                     S-1-1

                                  Schedule II

       INDYMAC MBS, INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-F


              Representations and Warranties of the Seller/Servicer


      Indy Mac Bank, F.S.B. ("IndyMac") hereby makes the representations and warranties set forth in this Schedule II to the Depositor and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this
Schedule II shall have the meanings assigned thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac, as seller and servicer, IndyMac MBS, Inc., as depositor, and Deutsche Bank National Trust Company, as trustee.

            (1) IndyMac is duly organized as a federally insured savings bank and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any business contemplated by the Pooling and Servicing Agreement to be conducted by IndyMac in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the Pooling and Servicing Agreement and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

            (2) IndyMac has the full corporate power and authority to sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of IndyMac the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of IndyMac, enforceable against IndyMac in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (3) The execution and delivery of the Pooling and Servicing Agreement by IndyMac, the sale and servicing of the Mortgage Loans by IndyMac under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of IndyMac and will not (A) result in a material breach of any term or provision of the charter or by-laws of IndyMac or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, any other material agreement or instrument to which IndyMac is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to IndyMac of any court, regulatory body, administrative agency or governmental body having jurisdiction over IndyMac (including the OTS, the Federal Deposit Insurance Corporation or any other governmental entity having regulatory authority over IndyMac); and IndyMac is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or




                                     S-II-1
      governmental body having jurisdiction over it (including the OTS, the Federal Deposit Insurance Corporation or any other governmental entity having regulatory authority over IndyMac) which breach or violation may materially impair IndyMac's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

            (4) IndyMac is an approved servicer of conventional mortgage loans for FNMA or FHLMC or is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

            (5) No litigation is pending or, to the best of IndyMac's knowledge, threatened against IndyMac that would prohibit the execution or delivery of, or performance under, the Pooling and Servicing Agreement by IndyMac.

            (6) IndyMac is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

            (7) Notwithstanding any federal or state law to the contrary, the Servicer shall not impose any Prepayment Charge at any time when the mortgage is accelerated as a result of the borrower's default in making the scheduled payments.


                                     S-II-2

                                  Schedule III

                                INDYMAC MBS, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2007-F


             Representations and Warranties as to the Mortgage Loans


      IndyMac Bank, F.S.B. ("IndyMac") hereby makes the representations and warranties set forth in this Schedule III to the Depositor and the Trustee, as of the Closing Date or if so specified in this Schedule III, as of the Cut-off Date with respect to each Mortgage Loan. Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings assigned to them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac, as seller and servicer, IndyMac MBS, Inc., as depositor, and Deutsche Bank National Trust Company, as trustee.

            (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date.

            (2) All regularly scheduled monthly payments due with respect to each Mortgage Loan up to and including the Due Date before the Cut-off Date have been made; and as of the Cut-off Date, no Mortgage Loan had a regularly scheduled monthly payment that was 60 or more days Delinquent during the twelve months before the Cut-off Date.

            (3) With respect to any Mortgage Loan that is not a Cooperative Loan, each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of nondelinquent current real property taxes and assessments and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances and, if the related Mortgaged Property is a unit in a condominium project or planned unit development, any lien for common charges permitted by statute or homeowner association fees, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being generally acceptable to mortgage lending institutions in the area wherein the related Mortgaged Property is located or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

            (4) Immediately before the assignment of the Mortgage Loans to the Depositor, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

            (5) As of the Closing Date, there was no delinquent tax or assessment lien against the related Mortgaged Property.

            (6) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.


                                    S-III-1

            (7) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (11) below.

            (8) No Mortgaged Property has been materially damaged by water, fire, earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representation) so as to affect adversely the value of the related Mortgaged Property as security for the Mortgage Loan.

            (9) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws and regulations, including usury, equal credit opportunity, real estate settlement procedures, truth-in-lending, and disclosure laws, or any noncompliance does not have a material adverse effect on the value of the related Mortgage Loan.

            (10) The Seller has not modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

            (11) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan and each such policy is valid and remains in full force and effect.

            (12) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Exchange Act) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Exchange Act.

            (13) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property, unless such failure to be wholly within such boundaries and restriction lines or such encroachment, as the case may be, does not have a material effect on the value of the Mortgaged Property.

            (14) As of the date of origination of each Mortgage Loan, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation unless such violation would not have a material adverse effect on the value of the related Mortgaged Property. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of the Mortgaged Property.

            (15) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law.


                                     S-III-2

            (16) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

            (17) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

            (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (19) At the Closing Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customarily required by institutional single family mortgage lenders in the area where the Mortgaged Property is located, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense. Anything to the contrary in this item (19) notwithstanding, no breach of this item
      (19) shall be deemed to give rise to any obligation of the Seller to repurchase or substitute for such affected Mortgage Loan or Loans so long as the Servicer maintains a blanket policy pursuant to the second paragraph of Section 3.10(a) of the Pooling and Servicing Agreement.

            (20) If at the time of origination of each Mortgage Loan, the related Mortgaged Property was in an area then identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the then-current requirements of the Flood Insurance Administration is in effect with respect to the Mortgaged Property with a generally acceptable carrier.

            (21) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring.

            (22) There is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material non-monetary default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any material non-monetary default, breach, violation or event of acceleration.

            (23) Each Mortgage File contains an appraisal of the related Mortgaged Property prepared in accordance with the Uniform Standards of Professional Appraisal Practice (USPAP).

            (24) Any leasehold estate securing a Mortgage Loan has a stated term of not less than five years in excess of the term of the related Mortgage Loan.

            (25) Each Mortgage Loan was selected from among the outstanding fixed-rate one- to four-family mortgage loans in the Seller's portfolio at the Closing Date as to which the representations and warranties made with respect to the Mortgage Loans set forth in this Schedule III can be made. No such selection was made in a manner intended to adversely affect the interests of the Certificateholders.


                                    S-III-3

            (26) None of the Mortgage Loans as of the Cut-off Date are Cooperative Loans.

            (27) The aggregate PO Percentage of the Stated Principal Balances of the Discount Mortgage Loans does not exceed $1,119,952.

            (28) None of the Mortgage Loans is a "high cost" loan, "covered" loan or any other similarly designated loan as defined under any state, local or federal law, as defined by applicable predatory and abusive lending laws.

            (29) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

            (30) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.).

            (31) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. ss.ss. 58-21A-1 et seq.).

            (32) Each Mortgage Loan has been underwritten and serviced substantially in accordance with the Seller's guidelines, subject to such variances as are reflected on the Mortgage Loan Schedule or that the Seller has approved.

            (33) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then-current version of Standard & Poor's LEVELS(R) Glossary, which is now Version 5.7 Revised, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act (Exclusion Representation).

            (34) The Pooling and Servicing Agreement creates a valid and continuing "security interest" (as defined in Section 1-201(37) of the UCC) in each Mortgage Note in favor of the Trustee, which security interest is prior to all other liens and is enforceable as such against creditors of and purchasers from the Depositor. Each Mortgage Note constitutes "promissory notes" (as defined in Section 9-102(a)(65) of the UCC). Immediately before the assignment of each Mortgage Note to the Trustee, the Depositor had good and marketable title to such Mortgage Note free and clear of any lien, claim, encumbrance of any Person. All original executed copies of each Mortgage Note have been or shall be delivered to the Trustee within five Business Days following the Closing Date. Other than the security interest granted to the Trustee, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any Mortgage Note. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of any of the Mortgage Notes. The Depositor is not aware of any judgment or tax liens filed against the Depositor. None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee.

            (35) To the best of the Seller's knowledge, there was no fraud involved in the origination of any Mortgage Loan by the mortgagee or by the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan


                                    S-III-4

            (36) No Mortgage Loan is a "High-Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 (Mass. Gen. Laws ch. 183C).


                                    S-III-5

                                   Schedule IV

                                   [Reserved]





                                     S-IV-1

                                   Schedule V


                             Form of Monthly Report

                           [On file with the Trustee]





                                      S-V-1

                                    EXHIBIT A


     [FORM OF SENIOR CERTIFICATE (OTHER THAN NOTIONAL AMOUNT CERTIFICATES)]


      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      [UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                            :

Cut-off  Date                              :

First Distribution Date                    :

Initial Certificate Balance of
this Certificate
("Denomination")                           :       $

Initial Certificate Balances of
all Certificates of this Class             :       $

CUSIP                                      :

Interest Rate                              :       %

Maturity Date                              :

                                INDYMAC MBS, INC.
                 Residential Asset Securitization Trust 2007-A6
                Mortgage Pass-Through Certificates, Series 2007-F
                                   Class [__]


                  evidencing a percentage interest in the distributions
            allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

                         IndyMac MBS, Inc., as Depositor


      Principal in respect of this Certificate is distributable monthly as set forth herein or in the Agreement (defined below). Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that ________________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__


                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                         as Trustee


                                    By ______________________


Countersigned:

By ___________________________
     Authorized Signatory of
     DEUTSCHE BANK NATIONAL TRUST COMPANY,
     as Trustee

                                    EXHIBIT B


                       [FORM OF SUBORDINATED CERTIFICATE]


      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

      [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

      [NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, DELIVERS A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN, OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

      [UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN

OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                           :

Cut-off  Date                             :

First Distribution Date                   :

Initial Certificate Balance of
this Certificate
("Denomination")                          :     $

Initial Certificate Balances of
all Certificates of this Class            :     $

CUSIP                                     :

                                INDYMAC MBS, INC.
                 Residential Asset Securitization Trust 2007-A6
                Mortgage Pass-Through Certificates, Series 2007-F
                                   Class [___]


                  evidencing a percentage interest in the distributions
            allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

                         IndyMac MBS, Inc., as Depositor


Principal in respect of this Certificate is distributable monthly as set forth herein or in the Agreement (defined below). Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _________________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller"), and as servicer (in such capacity, the "Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Seller, the Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

[No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation [letter] from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Servicer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a nonexempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__


                                 DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                      as Trustee


                                 By ______________________


Countersigned:

By ___________________________
     Authorized Signatory of
     DEUTSCHE BANK NATIONAL TRUST COMPANY,
     as Trustee

                                    EXHIBIT C


                         [FORM OF CLASS A-R CERTIFICATE]


      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

      NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF SUCH PURCHASER IS AN INSURANCE COMPANY, DELIVERS A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN, OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                          :

Cut-off  Date                            :

First Distribution Date                  :

Initial Certificate Balance of
this Certificate
("Denomination")                         :     $

Initial Certificate Balances of
all Certificates of this Class           :     $

CUSIP                                    :

                               INDYMAC MBS, INC.
                 Residential Asset Securitization Trust 2007-A6
               Mortgage Pass-Through Certificates, Series 2007-F


                  evidencing the distributions allocable to the Class A-R
            Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

                         IndyMac MBS, Inc., as Depositor


Principal in respect of this Certificate is distributable monthly as set forth herein or in the Agreement (defined below). Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ________________________________ is the registered owner of the Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person investing on behalf of or with plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Servicer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Servicer to the effect that the purchase and holding of such Class A-R Certificate will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust Fund. Such representation shall be deemed to have been made to the Trustee by the Transferee's acceptance of this Class A-R Certificate and by a beneficial owner's acceptance of its interest in such Certificate. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__


                                  DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Trustee


                                  By ______________________


Countersigned:

By ___________________________
     Authorized Signatory of
     DEUTSCHE BANK NATIONAL TRUST COMPANY,
     as Trustee

                                    EXHIBIT D


                      [FORM OF NOTIONAL AMOUNT CERTIFICATE]


      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      [UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                        :

Cut-off  Date                          :

First Distribution Date                :

Initial Notional Amount of
this Certificate
("Denomination")                       :      $

Initial Notional Amount of all
Certificates of this Class             :      $

CUSIP                                  :

Interest Rate                          :      %

Maturity Date                          :

                                INDYMAC MBS, INC.
                 Residential Asset Securitization Trust 2007-A6
                Mortgage Pass-Through Certificates, Series 2007-F
                                   Class [__]


                  evidencing a percentage interest in the distributions
            allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

                         IndyMac MBS, Inc., as Depositor


      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Notional Amounts of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


      [Until this certificate has been the subject of an ERISA-Qualifying Underwriting, no transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person investing on behalf of or with plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Servicer, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer, or the Trust Fund. Notwithstanding anything else to the contrary herein, until this certificate has been the subject of an ERISA-Qualifying Underwriting, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__


                                   DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        as Trustee


                                   By ______________________


Countersigned:

         By ___________________________
                  Authorized Signatory of
                  DEUTSCHE BANK NATIONAL TRUST COMPANY,
                  as Trustee

EXHIBIT E

                        [Form of Reverse of Certificates]


                                INDYMAC MBS, INC.
                 Residential Asset Securitization Trust 2007-A6
                Mortgage Pass-Through Certificates, Series 2007-F


      This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in the mortgage pool is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in the mortgage pool and all property acquired in respect of the Mortgage Loans in the mortgage pool at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

      Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                       _________________________________________
                                       Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________________________________________________________
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number           , or, if mailed by check, to_______________________
_______________________________________________________________________________
_______________________________________________________________________________.

Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________

         This information is provided by ______________________________________, the assignee named above, or __________________________________________________,

         as its agent.

STATE OF CALIFORNIA        )
                           :  ss.:
COUNTY OF _____________    )

      On the __th day of _____________, 20__ before me, a notary public in and for said State, personally appeared _______________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                         ___________________________________
                                                    Notary Public


[Notarial Seal]

                                   EXHIBIT F-1


                          [FORM OF CLASS P CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE AGREEMENT REFERRED TO HEREIN, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                     :

Cut-off Date                        :

First Distribution Date             :

Initial Certificate Balance
of this Certificate
("Denomination")                    :     $

Initial Certificate Balances
of all Certificates
of this Class                       :     $

CUSIP                               :


Interest Rate                       :


Maturity Date                       :


                                INDYMAC MBS, INC.
                 Residential Asset Securitization Trust 2007-A6
                Mortgage Pass-Through Certificates, Series 2007-F

                                     Class P

      evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Distributions in respect of this Certificate are distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller and servicer (the "Seller" or the "Servicer", as appropriate), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

This Certificate does not have a Certificate Balance or Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee.

No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and deliver either (i) an Investment Letter or the Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such (x) transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company that is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or (ii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust Fund, addressed to the Trustee and the Servicer, to the effect that the purchase and holding of such Certificate will not result in a nonexempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee or the Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _______, ____

                                      DEUTSCHE BANK NATIONAL TRUST
                                      COMPANY,
                                      as Trustee


                                      By ___________________________

Countersigned:


By ___________________________
         Authorized Signatory of
         DEUTSCHE BANK NATIONAL TRUST
         COMPANY, as Trustee

                                INDYMAC MBS, INC.
                 Residential Asset Securitization Trust 2007-A6
                       Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same

Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the related obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:



                                       _________________________________________
                                       Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________________________________________________________
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number           , or, if mailed by check, to_______________________
_______________________________________________________________________________
_______________________________________________________________________________.

Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________

         This information is provided by ______________________________________, the assignee named above, or __________________________________________________,
as its agent.

STATE OF ___________________    )
                                )  ss.:
COUNTY OF __________________    )


            On the __th day of _______________, 20__ before me, a notary public in and for said State, personally appeared _________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                         ___________________________________
                                                    Notary Public

[Notarial Seal]

                                   Exhibit F-2

                          [FORM OF CLASS L CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT, AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN OR ARRANGEMENT SUBJECT TO
SECTION 4975 OF THE CODE, OR IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATES HAVE BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                       :

Cut-off Date                          :

First Distribution Date               :

Initial Notional Balance
of this Certificate
("Denomination")                      :     $

Initial Notional Balances
of all Certificates
of this Class                         :     $

CUSIP                                 :


ISIN                                  :


Interest Rate                         :     Not Applicable


Maturity Date                         :     Not Applicable


                                INDYMAC MBS, INC.
                 Residential Asset Securitization Trust 2007-A6
                Mortgage Pass-Through Certificates, Series 2007-F

                                     Class L

      evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of 30-year conventional fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Distributions in respect of this Certificate are distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller and servicer (the "Seller" or the "Servicer", as appropriate), and

Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

This Certificate does not have a Certificate Balance or Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee.

No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and deliver either (i) an Investment Letter or the Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person investing on behalf of or with plan assets of any such plan, which representation letter shall not be an expense of the Trustee, or (ii) if the transferee is an insurance company and the Certificates have been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan or arrangement subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or arrangement or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee and addressed to the Trustee and the Servicer, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust Fund, to the effect that the purchase and holding of such Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee or the Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability. If no written representation or Opinion of Counsel as described above is delivered to the Trustee, the representation in (i) or (ii) above, as appropriate, shall be deemed to have been made to the Trustee by the Transferee's acceptance of this Certificate and by a beneficial owner's acceptance of its interest in such Certificate. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan or arrangement subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _______, ____

                                       DEUTSCHE BANK NATIONAL TRUST
                                       COMPANY,
                                       as Trustee


                                       By ____________________________

Countersigned:


By ___________________________
         Authorized Signatory of
         DEUTSCHE BANK NATIONAL TRUST
         COMPANY, as Trustee

                                   EXHIBIT G-1


                    FORM OF INITIAL CERTIFICATION OF TRUSTEE


                                     [date]


[Depositor]

[Servicer]

[Seller]
______________________
______________________

            Re: Pooling and Servicing Agreement among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, Mortgage Pass-Through Certificates, Series 2007-F
                  ------------------------------------------------------------

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

      (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

      (ii) an executed assignment of the Mortgage (which may be included in a blanket assignment or assignments); provided, however, that it has received no assignment with respect to any Mortgage for which the Mortgaged Property is located in the Commonwealth of Puerto Rico.

      Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and to such Mortgage Loan.

            The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.




                                     G-1-1

                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                         as Trustee


                                    By:_______________________________________
                                             Name:
                                             Title:




                                     G-1-2

                                   EXHIBIT G-2


              FORM OF DELAY DELIVERY CERTIFICATION (MORTGAGE LOANS)


                                     [date]


[Depositor]

[Servicer]

[Seller]
______________________

______________________

            Re: Pooling and Servicing Agreement among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, Mortgage Pass-Through Certificates, Series 2007-F
                  ------------------------------------------------------------

Gentlemen:

      Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the "Schedule A"), delivered by the undersigned, as Trustee, on the Closing Date in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Delay Delivery Mortgage Loan listed on Schedule A attached hereto (other than any Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

      (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the Mortgage Note;

      (ii)  the original recorded Mortgage;

      (iii) an executed assignment of the Mortgage to "Deutsche Bank National Trust Company, as trustee under the Pooling and Servicing Agreement dated as of April 1, 2007, without recourse" (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

      (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

      (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and



                                     G-2-1

      (vi) the original or duplicate original lender's title policy and all riders, if any, thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

      In the event that in connection with any Mortgage Loan for which the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or
(iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

      Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (vi) and
(xi) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                           as Trustee


                                      By:__________________________________
                                               Name:
                                               Title:




                                     G-2-2

                                    EXHIBIT H


                     FORM OF FINAL CERTIFICATION OF TRUSTEE


                                     [date]


[Depositor]

[Servicer]

[Seller]
____________________

____________________

            Re: Pooling and Servicing Agreement among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, Mortgage Pass-Through Certificates, Series 2007-F
                  ------------------------------------------------------------

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

      (i) The original Mortgage Note, endorsed in the form provided in Section 2.01(c) of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Seller.

      (ii) The original recorded Mortgage.

      (iii) An executed assignment of the Mortgage in the form provided in
Section 2.01(c) of the Pooling and Servicing Agreement; provided, however, that it has received no assignment with respect to any Mortgage for which the Mortgaged Property is located in the Commonwealth of Puerto Rico, or, if the Depositor has certified or the Trustee otherwise knows that the Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

      (iv) The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Seller.

      (v) The original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

      Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii),
(iv), (vi) and (xi) of the definition of the "Mortgage Loan Schedule" in Section
1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Trustee has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                           as Trustee


                                      By:__________________________________
                                               Name:
                                               Title:

                                    EXHIBIT I


                               TRANSFER AFFIDAVIT


                                IndyMac MBS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2007-F



STATE OF CALIFORNIA       )
                          :  ss.:
COUNTY OF _____________   )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of ___________, the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among IndyMac MBS, Inc., as depositor (the "Depositor"), IndyMac Bank, F.S.B., as seller and servicer and Deutsche Bank National Trust Company, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

      7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      8. The Transferee's taxpayer identification number is .

      9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

      10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      11. The Transferee is not a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. taxpayer.

      12. The Transferee will not transfer the Certificates, directly or indirectly, to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

      13. The Transferee will not cause income from the Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

      14. Either:

            (a) (i) At the time of the transfer, and at the close of each of the Transferee's two fiscal years preceding the Transferee's fiscal year of transfer, the Transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million. For purposes of the preceding sentence, the gross assets and net assets of a Transferee do not include any obligation of any Related Person, as defined below, or any other asset if a principal purpose for holding or acquiring the other asset is to permit the Transferee to satisfy the conditions of this paragraph 15(a); (ii) The Transferee is an Eligible Corporation, as defined below, and hereby agrees that any subsequent transfer of the interest will be to another Eligible Corporation in a transaction that satisfies this Transfer Affidavit, including this paragraph 15(a); and (iii) The Transferee has not given the Transferor any reason to know that the Transferee will not honor the restrictions on subsequent transfers of the residual interest or that the Transferee cannot or will not pay any taxes associated with the residual interest; or

            (b)(i) The Transferee is a United States Person; (ii) The present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (A) The present value of any consideration given to the Transferee to acquire the interest; (B) The present value of the expected future distributions on the interest; and
      (C) The present value of the anticipated tax savings associated with holding the interest as any REMIC generates losses; and (iii) For purposes of calculating the aforementioned present values: (A) The transferee has assumed that it pays tax at a rate equal to the highest rate of tax specified in Code Section 11(b)(1) (unless the Transferee has been subject to the alternative minimum tax under Code Section 55 in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, in which case the Transferee can assume that it pays tax at the rate specified in Code Section 55(b)(1)(B) provided the Transferee states in this Transfer Affidavit that it is using such alternate rate and that has been subject to the alternative minimum tax under Code Section 55 in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate):and (B) The Transferee uses a discount rate equal to the Federal short-term rate prescribed by section 1274(d) for the month of the transfer and the compounding period used by the Transferee.

      The term "Eligible Corporation" means any domestic C corporation (as defined in section 1361(a)(2) of the Code) other than a corporation which is exempt from, or is not subject to, tax under section 11 of the Code, an entity described in section 851(a) or 856(a) of the Code, a REMIC; or an organization to which part I, subchapter T, chapter 1, subtitle A of the Code applies. The Term "Related Person" means any person that bears a relationship to the Transferee enumerated in section 267(b) or 707(b)(1) of the Code, using "20 percent" instead of "50 percent" where it appears under the provisions; or is under common control (within the meaning of section 52(a) and (b) of the Code) with the Transferee.

      15. Either (i) the Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of or with plan assets of such a plan; or
(ii) the Transferee is an insurance company that is investing funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and the purchase and holding of the Class A-R Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of ___________, 20 .


                                   _____________________________________________
                                        Print Name of Transferee


                                   By:__________________________________________
                                            Name:
                                            Title:


[Corporate Seal]

ATTEST:

[Assistant] Secretary

      Personally appeared before me the above-named ____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of ________, 20__



                                         _______________________________
                                         NOTARY PUBLIC



                                         My Commission expires the ___day of
                                         _________, 20__.

                                                                       EXHIBIT 1
                                                                    to EXHIBIT I


                               Certain Definitions
                               -------------------


      "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

      "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, and
(vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code
Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

      "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

      "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                       EXHIBIT 2
                                                                    to EXHIBIT I


                        Section 5.02(c) of the Agreement


            (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Ownership Interest in a Residual Certificate may be
            registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

                  (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                  (iv) Any attempted or purported Transfer of any Ownership
            Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                  (v) The Depositor shall use its best efforts to make
            available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

                                    EXHIBIT J


                         FORM OF TRANSFEROR CERTIFICATE


                                                               __________, 200__


IndyMac MBS, Inc.
155 North Lake Avenue, 7th Floor
Pasadena, CA  91101
Attention:  Secondary Marketing, Transaction Management

DB Services Tennessee
648 Grassmere Park Road
Nashville, TN 37211-3658
Attention: Transfer Unit, Series 200  -

      Re:      IndyMac MBS, Inc.
               Mortgage Pass-Through Certificates, Series 2007-F, Class
               --------------------------------------------------------

Ladies and Gentlemen:

            In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and
(c) to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.



                                          Very truly yours,



                                          ______________________________
                                          Print Name of Transferor



                                          By: ___________________________
                                                   Authorized Officer

                                    EXHIBIT K


                    FORM OF INVESTMENT LETTER (NON-RULE 144A)


                                                               __________, 200__


IndyMac MBS, Inc.
155 North Lake Avenue, 7th Floor
Pasadena, CA  91101
Attention:  Secondary Marketing, Transaction Management

DB Services Tennessee
648 Grassmere Park Road
Nashville, TN 37211-3658
Attention: Transfer Unit, Series 200 -

      Re:      IndyMac MBS, Inc.
               Mortgage Pass-Through Certificates, Series 2007-F, Class
               --------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the above-referenced Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition or (ii) [if the Certificate has been the subject of an ERISA-Qualifying Underwriting,] we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.



                                       Very truly yours,



                                       ______________________________
                                       Print Name of Transferee



                                       By: ___________________________
                                                Authorized Officer

                                    EXHIBIT L


                            FORM OF RULE 144A LETTER


                                                             ____________, 200__


IndyMac MBS, Inc.
155 North Lake Avenue, 7th Floor
Pasadena, CA  91101
Attention:  Secondary Marketing, Transaction Management

DB Services Tennessee
648 Grassmere Park Road
Nashville, TN 37211-3658
Attention: Transfer Unit, Series 200  -

         Re:      IndyMac MBS, Inc.
                  Mortgage Pass-Through Certificates, Series 2007-F, Class
                  --------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the above-referenced Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition, or (ii) [if the Certificate has been the subject of an ERISA-Qualifying Underwriting,] we are purchasing the Certificates with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and our purchase and holding of the Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act ("Rule 144A") and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2,
(g) we are aware that the sale to us is being made in reliance on Rule 144A, and
(h) we are acquiring the

Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.



                                            Very truly yours,



                                            ________________________
                                            Print Name of Transferee



                                            By:_______________________
                                                     Authorized Officer

                              ANNEX 1 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------


          [For Transferees Other Than Registered Investment Companies]


            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ (1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                  ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ___ Bank. The Buyer (a) is a national bank or banking
            institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Savings and Loan. The Buyer (a) is a savings and loan
            association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the


______________________
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

            insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

                  ___ Small Business Investment Company. Buyer is a small
            business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  ___ Business Development Company. Buyer is a business
            development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                     _______________________________________
                                     Print Name of Buyer



                                     By:____________________________________
                                              Name:
                                              Title:



                                     _______________________________________
                                     Date:

                              ANNEX 2 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------


           [For Transferees That are Registered Investment Companies]


            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  ___ The Buyer owned $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  ___ The Buyer is part of a Family of Investment Companies
            which owned in the aggregate $______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                     _______________________________________
                                     Print Name of Buyer



                                     By:____________________________________
                                              Name:
                                              Title:



                                     _______________________________________
                                     Date:

                                    EXHIBIT M


                               REQUEST FOR RELEASE
                                  (for Trustee)


                                IndyMac MBS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2007-F


Loan Information
----------------

              Name of Mortgagor:

              Servicer
              Loan No.:             _________________________

Trustee
-------

              Name:                 _________________________

              Address:              _________________________

                                    _________________________

Trustee
Mortgage File No.:

      The undersigned Servicer hereby acknowledges that it has received from Deutsche Bank National Trust Company, as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, IndyMac Bank, F.S.B., as Seller and Servicer and IndyMac MBS, Inc., as Depositor.

( ) Mortgage Note dated ___________, 20__ in the original principal sum of $_________, made by _________________. payable to, or endorsed to the order of, the Trustee.

( )   Mortgage recorded on _________________ as instrument no.
      _____________________ in the County Recorder's Office of the County of
      __________________, State of _______________ in book/reel/docket
      ________________ of official records at page/image _______________.

( )   Deed of Trust recorded on __________________ as instrument no.
      _________________ in the County Recorder's Office of the County of
      _______________, State of _______________ in book/reel/docket
      _______________ of official records at page/image _______________.

( )   Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
      _________________ as instrument no. ____________ in the County Recorder's Office of the County of _________, State of ________________ in book/reel/docket _______________ of official records at page/image
      ______________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

      The undersigned Servicer hereby acknowledges and agrees as follows:

                  (1) The Servicer shall hold and retain possession of the
            Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Servicer shall not cause or knowingly permit the
            Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Servicer shall return each and every Document
            previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any
            proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.


                                                     INDYMAC BANK, F.S.B.


                                                     By: _________________
                                                              Name:
                                                              Title:


Date:            , 20

                                    EXHIBIT N


                        REQUEST FOR RELEASE OF DOCUMENTS


To:      Deutsche Bank National Trust Company

Attn:    Mortgage Custody Services

Re: The Pooling and Servicing Agreement dated April 1, 2007 among IndyMac Bank, F.S.B. as Servicer, Inc, IndyMac MBS, Inc. and Deutsche
         Bank National Trust Company, as Trustee
         -------------------------------------------------

Ladies and Gentlemen:

      In connection with the administration of the Mortgage Loans held by you as Trustee for IndyMac MBS, Inc., we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

         FT Account #:   Pool #:

Mortgagor's Name, Address and Zip Code:
---------------------------------------

Mortgage Loan Number:
---------------------

Reason for Requesting Documents (check one)
-------------------------------

_______1.   Mortgage Loan paid in full (IndyMac hereby certifies that all amounts have been received.)

_______2.   Mortgage Loan Liquidated (IndyMac hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

_______3.   Mortgage Loan in Foreclosure.

_______4.   Other (explain): ____________________________________

      If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as an additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

INDYMAC BANK, F.S.B.
888 East Walnut Street
Pasadena, CA  91101-7211

By:________________________
Name:______________________
Title:____________________
Date:______________________

TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT

By:________________________
Name:______________________
Title:____________________
Date:______________________

                                   EXHIBIT O-1
                                   -----------

      FORM OF CERTIFICATION TO BE PROVIDED BY THE DEPOSITOR WITH FORM 10-K

            Re:  IndyMac MBS, Inc.
                 Residential Asset Securitization Trust 200_-  , Series 200_- __
                 ---------------------------------------------------------------

            I, [identify the certifying individual], certify that:

            1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of Residential Asset Securitization Trust 200 - , Series 200 - (the "Exchange Act periodic reports");

            2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

            3. Based on my knowledge, the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

            4. Based on my knowledge and the servicer compliance statement required in this report under Item 1123 of Regulation AB and except as disclosed in the Exchange Act periodic reports, the servicer has fulfilled its obligations under the servicing agreement in all material respects; and

            5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

            In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Deutsche Bank National Trust Company.

Date: __________________


                                          ______________________________________
                                          [Signature]
                                          [Title]

                                   EXHIBIT O-2
                                   -----------



                     FORM OF TRUSTEE'S OFFICER'S CERTIFICATE


            I, ____________________, a duly elected and acting officer of Deutsche Bank National Trust Company (the "Trustee") hereby certify as follows:

            Reference is hereby made to the Pooling and Servicing Agreement dated as of April 1, 2007 (the "Pooling Agreement") by and among IndyMac Bank, F.S.B., as seller and servicer, IndyMac MBS, Inc., as depositor and Deutsche Bank National Trust Company, as trustee, pursuant to which was created the Residential Asset Securitization Trust 200 - , Series 200 - (the "Trust"). Capitalized terms used herein but not defined shall have the meanings assigned to them in the Pooling Agreement.

            1. I am an authorized officer of the Trustee and I have reviewed this annual report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of Residential Asset Securitization Trust 200 - , Series 200 - (the "Exchange Act Periodic Reports");

            2. For purposes of this certificate, "Relevant Information" means the information in the report on assessment of the Trustee's compliance with the servicing criteria set forth in Item 1122(d) of Reg AB (the "Servicing Assessment"), the registered public accounting firm's attestation provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Reg AB ( the "Attestation Report") applicable to the Trustee and the Monthly Statements (excluding information provided, or based on information provided, by the Servicer or any servicer) and those items in Exhibit S attached to the Pooling and Servicing Agreement which indicate the 4.03 statement or the Trustee as the responsible party during the Relevant Year. Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

            3. Based on my knowledge, the distribution information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in the Monthly Statements.

            4. I am responsible for reviewing the activities performed by the Trustee, as servicer under the Pooling Agreement during the Relevant Year. Based upon the review required by the Pooling Agreement and except as disclosed in the Servicing Assessment or Attestation Report, to the best of my knowledge, the Trustee has fulfilled its obligations under the Pooling Agreement throughout the Relevant Year. Relevant Year shall mean 200__.

DATED as of _____________, 200____.


                                            By:   _____________________________
                                            Name:
                                            Title:

                                    EXHIBIT P
                                    ---------

                                   [RESERVED]

                                    EXHIBIT Q

                        FORM 10-D, FORM 8-K AND FORM 10-K
                            REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the Trustee pursuant to Section 3.24(e). If the Trustee is indicated below as to any item, then the Trustee is primarily responsible for obtaining that information.

Under Item 1 of Form 10-D: a) items marked "4.03 statement" are required to be included in the periodic Distribution Date statement under Section 4.03, provided by the Trustee based on information received from the Servicer; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the 4.03 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.

 Form     Item                                        Description                                           Responsible Party
 ----     ----                                        -----------                                           -----------------
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
10-D   Must be filed within 15 days of the distribution date for the mortgage-backed securities.
------ ----------------------------------------------------------------------------------------------------------------------------
       1          Distribution and Pool Performance Information
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1121(a) - Distribution and Pool Performance Information
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (1) Any applicable record dates, accrual dates, determination dates for        4.03 statement
                  calculating distributions and actual distribution dates for the distribution period.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (2) Cash flows received and the sources thereof for distributions, fees and    4.03 statement
                  expenses.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (3) Calculated amounts and distribution of the flow of funds for the period    4.03 statement
                  itemized by type and priority of payment, including:
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                           (i) Fees or expenses accrued and paid, with an identification of      4.03 statement
                  the general purpose of such fees and the party receiving such fees or expenses.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                           (ii) Payments accrued or paid with respect to enhancement or other    4.03 statement
                  support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                           (iii) Principal, interest and other distributions accrued and paid    4.03 statement
                  on the mortgage-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                           (iv) The amount of excess cash flow or excess spread and the          4.03 statement
                  disposition of excess cash flow.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (4) Beginning and ending principal balances of the mortgage-backed             4.03 statement
                  securities.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (5) Interest rates applicable to the pool assets and the mortgage-backed       4.03 statement
                  securities, as applicable.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (6) Beginning and ending balances of transaction accounts, such as reserve     4.03 statement
                  accounts, and material

                                                                 Q-1

------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  account activity during the period.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (7) Any amounts drawn on any credit enhancement or other support identified    4.03 statement
                  in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (8) Number and amount of pool assets at the beginning and ending of each       4.03 statement
                  period, and updated pool composition information, such as weighted average
                  coupon, weighted average life, weighted average remaining term, pool factors   Updated pool composition
                  and prepayment amounts.                                                        information fields to be as
                                                                                                 specified by Depositor from time
                                                                                                 to time
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (9) Delinquency and loss information for the period.                           4.03 statement.

                  In addition, describe any material changes to the information specified in
                  Item 1100(b)(5) of Regulation AB regarding the pool assets.                    Form 10-D report: Servicer
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (10) Information on the amount, terms and general purpose of any advances      4.03 statement
                  made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (11) Any material modifications, extensions or waivers to pool asset terms,    Form 10-D report: Servicer
                  fees, penalties or payments during the distribution period or that have cumulatively become material over time.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (12) Material breaches of pool asset representations or warranties or          Form 10-D report: Trustee (based
                  transaction covenants.                                                         on actual knowledge to the extent
                                                                                                 not notified by the Servicer or
                                                                                                 the Depositor)and Depositor (to
                                                                                                 the extent of actual knowledge)
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (13) Information on ratio, coverage or other tests used for determining any    4.03 statement
                  early amortization, liquidation or other performance trigger and whether the trigger was met.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  (14) Information regarding any new issuance of mortgage-backed securities      Form 10-D report: Depositor
                  backed by the same asset pool,

                  [information regarding] any pool asset changes (other than in connection       Form 10-D report: Servicer
                  with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a pre-funding or revolving period and pool asset

                                                                Q-2

------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any pre-funding or revolving accounts, if applicable.

                  Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool
                  assets.                                                                        Form 10-D report: Servicer
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1121(b) - Pre-Funding or Revolving Period Information                     N/A

                  Updated pool information as required under Item 1121(b).
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       2          Legal Proceedings
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

                  Sponsor (Seller)

                  Depositor                                                                      Seller

                  Trustee                                                                        Depositor

                  Issuing entity                                                                 Trustee

                  Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool    Depositor
                  assets at time of report, other material servicers
                                                                                                 Servicer

                  Originator of 20% or more of pool assets as of the Cut-off Date                Seller

                  Custodian                                                                      Trustee
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       3          Sales of Securities and Use of Proceeds
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Information from Item 2(a) of Part II of Form 10-Q:

                  With respect to any sale of securities by the sponsor, depositor or issuing
                  entity, that are backed by the same asset pool or are otherwise issued by      Depositor
                  the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       4          Defaults Upon Senior Securities
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Information from Item 3 of Part II of Form 10-Q:

                                                                Q-3

------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Report the occurrence of any Event of Default (after expiration of any grace
                  period and provision of any required notice)                                   Trustee
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       5          Submission of Matters to a Vote of Security Holders
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Information from Item 4 of Part II of Form 10-Q                                Party submitting the matter to
                                                                                                 Holders for vote
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       6          Significant Obligors of Pool Assets
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1112(b) - Significant Obligor Financial Information*                      N/A
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  *This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the
                  Item.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       7          Significant Enhancement Provider Information
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1114(b)(2) - Credit Enhancement Provider Financial Information*           Depositor

                  Determining applicable disclosure threshold


                  Obtaining required financial information or effecting incorporation by reference
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1115(b) - Derivative Counterparty Financial Information*                  Depositor

                  Determining current maximum probable exposure

                  Determining current significance percentage


                  Obtaining required financial information or effecting incorporation by reference
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  *This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the
                  Items.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       8          Other Information
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Disclose any information required to be reported on Form 8-K during the        The Responsible Party for the
                  period covered by the Form 10-D but not reported                               applicable Form 8-K item as
                                                                                                 indicated below
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       9          Exhibits
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Distribution report                                                            Trustee
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Exhibits required by Item 601 of Regulation S-K, such as material agreements   Depositor
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
8-K    Must be fifour business days of an event reportable on Form 8-K.
       ================================================================
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       1.01       Entry into a Material Definitive Agreement
------ ---------- ------------------------------------------------------------------------------ ----------------------------------


                                                                Q-4

------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Disclosure is required regarding entry into or amendment of any definitive     Servicer; or any of the following
                  agreement that is material to the securitization, even if depositor is not a   that is a party to the agreement
                  party.                                                                         if Servicer is not: Trustee,
                                                                                                 Sponsor, Depositor
                  Examples: servicing agreement, custodial agreement.

                  Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       1.02       Termination of a Material Definitive Agreement
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Disclosure is required regarding termination of  any definitive agreement      Servicer; or any of the following
                  that is material to the securitization (other than expiration in accordance    that is a party to the agreement
                  with its terms), even if depositor is not a party.                             if Servicer is not: Trustee,
                                                                                                 Sponsor, Depositor
                  Examples: servicing agreement, custodial agreement.

------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       1.03       Bankruptcy or Receivership
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Disclosure is required regarding the bankruptcy or receivership, if known to   Depositor
                  the Depositor, with respect to any of the following:

                  Sponsor (Seller), Depositor, Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       2.04       Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Includes an early amortization, performance trigger or other event,            Servicer/Trustee (to the extent
                  including event of default that would materially alter the payment             of actual knowledge)
                  priority/distribution of cash flows/amortization schedule.

                  Disclosure will be made of events other than waterfall triggers which are disclosed in the 4.03 statement
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       3.03       Material Modification to Rights of Security Holders
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Disclosure is required of any material modification to documents defining      Trustee
                  the rights of Certificateholders, including the Pooling and Servicing
                  Agreement
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Disclosure is required of any amendment "to the governing documents of the     Depositor
                  issuing entity"
------ ---------- ------------------------------------------------------------------------------ ----------------------------------

                                                                Q-5

------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       5.06       Change in Shell Company Status
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  [Not applicable to ABS issuers]                                                Depositor
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       6.01       ABS Informational and Computational Material
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  [Not included in reports to be filed under Section 3.18]                       Depositor
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       6.02       Change of Servicer or Trustee
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Requires disclosure of any removal, replacement, substitution or addition of   Trustee or Servicer
                  any servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.  Reg AB disclosure about any new servicer or trustee is also required.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       6.03       Change in Credit Enhancement or Other External Support
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Covers termination of any enhancement in manner other than by its terms, the   Depositor or Trustee
                  addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.
                  Reg AB disclosure about any new enhancement provider is also required.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       6.04       Failure to Make a Required Distribution                                        Trustee
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       6.05       Securities Act Updating Disclosure
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  If any material pool characteristic differs by 5% or more at the time of       Depositor
                  issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  If there are any new servicers or originators required to be disclosed under   Depositor
                  Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       7.01       Regulation FD Disclosure                                                       Depositor
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       8.01       Other Events
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Any event, with respect to which information is not otherwise called for in    Depositor
                  Form 8-K, that the registrant deems of importance to security holders.
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       9.01       Financial Statements and Exhibits                                              The Responsible Party applicable
                                                                                                 to reportable event
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
10-K   Must be filed within 90 days of the fiscal year end for the registrant.
       =======================================================================
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       9B         Other Information
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Disclose any information required to be reported on Form 8-K during the        The Responsible Party for the
                  fourth quarter covered by the Form 10-K but not reported                       applicable Form 8-K item as
                                                                                                 indicated above
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
       15         Exhibits and Financial Statement Schedules
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1112(b) - Significant Obligor Financial Information                       Servicer
------ ---------- ------------------------------------------------------------------------------ ----------------------------------

                                                                Q-6

------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1114(b)(2) - Credit Enhancement Provider Financial Information
                                                                                                 Depositor
                  Determining applicable disclosure threshold

                  Obtaining required financial information or effecting incorporation by reference
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1115(b) - Derivative Counterparty Financial Information                   Depositor

                  Determining current maximum probable exposure

                  Determining current significance percentage

                  Obtaining required financial information or effecting incorporation by reference
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

                  Sponsor (Seller)                                                               Seller

                  Depositor                                                                      Depositor

                  Trustee                                                                        Trustee

                  Issuing entity                                                                 Depositor

                  Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool    Servicer
                  assets at time of report, other material servicers

                  Originator of 20% or more of pool assets as of the Cut-off Date                Servicer



------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1119 - Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:

                  Sponsor (Seller)                                                               Seller

                  Depositor                                                                      Depositor

                  Trustee

                  Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool    Trustee (only as to affiliations
                  assets at time of report, other material servicers                             between the Trustee and such
                                                                                                 other parties listed)

                  Originator                                                                     Servicer

------ ---------- ------------------------------------------------------------------------------ ----------------------------------


                                                                Q-7

------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Credit Enhancer/Support Provider

                  Significant Obligor
                                                                                                 Depositor

                                                                                                 Depositor

                                                                                                 Servicer
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1122 - Assessment of Compliance with Servicing Criteria                   Each Party participating in the
                                                                                                 servicing function
------ ---------- ------------------------------------------------------------------------------ ----------------------------------
                  Item 1123 - Servicer Compliance Statement                                      Servicer
------ ---------- ------------------------------------------------------------------------------ ----------------------------------


                                                                Q-8

                                    EXHIBIT R

                        FORM OF PERFORMANCE CERTIFICATION
                                    (Trustee)

      Re: The Pooling and Servicing Agreement dated as of April 1, 2007 (the "Pooling and Servicing Agreement") among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and the undersigned, as Trustee (the "Trustee")

      I, ________________________________, the _______________________ of the
Trustee, certify to the Depositor and the Servicer, and their officers, with the knowledge and intent that they will rely upon this certification, that:

            (i) I have reviewed the report on assessment of the Trustee's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all reports on Form 10-D containing statements to certificateholders filed in respect of the period included in the year covered by the annual report of the Trust Fund (collectively, the "Distribution Date Statements");

            (ii) Assuming the accuracy and completeness of the information delivered to the Trustee by the Servicer as provided in the Pooling and Servicing Agreement and subject to paragraph (iv) below, to its knowledge the distribution information determined by the Trustee and set forth in the Distribution Date Statements contained in all Form 10-D's included in the year covered by the annual report of such Trust on Form 10-K for the calendar year 200[ ], is complete and does not contain any material misstatement of fact as of the last day of the period covered by such annual report;

            (iii) Based solely on the information delivered to the Trustee by the Servicer as provided in the Pooling and Servicing Agreement, the distribution information required under the Pooling and Servicing Agreement to be contained in the Trust Fund's Distribution Date Statements, is included in such Distribution Date Statements;

            (iv) The Trustee is not certifying as to the accuracy, completeness or correctness of the information which it received from the Servicer and did not independently verify or confirm the accuracy, completeness or correctness of the information provided by the Servicer;

            (v) I am responsible for reviewing the activities performed by the Trustee as a person "performing a servicing function" under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the Servicing Assessment and except as disclosed in the Servicing Assessment or the Attestation Report, the Trustee has fulfilled its obligations under the Pooling and Servicing Agreement; and

            (vi) The Servicing Assessment and Attestation Report required to be provided by the Trustee and by Subcontractor, if any, pursuant to the Pooling and Servicing Agreement, have been provided to the Servicer and the Depositor. Any material instances of noncompliance described in such reports have been disclosed to the Servicer and the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                     Date:    _________________________



                                     By:  ________________________________
                                              Name:
                                              Title:

                                    EXHIBIT S

                  FORM OF SERVICING CRITERIA TO BE ADDRESSED IN
                       ASSESSMENT OF COMPLIANCE STATEMENT



Key:
X - obligation


Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.


  ----------------------- ------------------------------------------------------- ------------- ------------- -----------------
     Reg AB Reference                       Servicing Criteria                      Servicer      Trustee          Notes
  ----------------------- ------------------------------------------------------- ------------- ------------- -----------------
      1122(d)(1)(i)       Policies and procedures are instituted to monitor any        X             X
                          performance or other triggers and events of default
                          in accordance with the transaction agreements.
  ----------------------- ------------------------------------------------------- ------------- ------------- -----------------
      1122(d)(1)(ii)      If any material servicing activities are outsourced          X             X
                          to third parties, policies and procedures are
                          instituted to monitor the third party's performance
                          and compliance with such servicing activities.
  ----------------------- ------------------------------------------------------- ------------- ------------- -----------------
     1122(d)(1)(iii)      Any requirements in the transaction agreements to                                          NA
                          maintain a back-up servicer for the Pool Assets are
                          maintained.
  ----------------------- ------------------------------------------------------- ------------- ------------- -----------------
      1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is in        X
                          effect on the party participating in the servicing
                          function throughout the reporting period in the
                          amount of coverage required by and otherwise in
                          accordance with the terms of the transaction
                          agreements.
  ----------------------- ------------------------------------------------------- ------------- ------------- -----------------

                                                                 S-1




  ----------------------- ------------------------------------------------------- -------------- --------------- ---------------
      Reg AB Reference                     Servicing Criteria                        Primary        Trustee          Notes
                                                                                    Servicer
  ----------------------- ------------------------------------------------------- -------------- --------------- ---------------
        1122(d)(2)(i)     Payments on pool assets are deposited into the                X              X
                          appropriate custodial bank accounts and related
                          bank clearing accounts no more than two business
                          days following receipt, or such other number of
                          days specified in the transaction agreements.
  ----------------------- ------------------------------------------------------- -------------- --------------- ---------------
       1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of             X              X
                          an obligor or to an investor are made only by
                          authorized personnel.
  ----------------------- ------------------------------------------------------- -------------- --------------- ---------------
       1122(d)(2)(iii)    Advances of funds or guarantees regarding                     X
                          collections, cash flows or distributions, and any
                          interest or other fees charged for such advances,
                          are made, reviewed and approved as specified in the
                          transaction agreements.
  ----------------------- ------------------------------------------------------- -------------- --------------- ---------------
       1122(d)(2)(iv)     The related accounts for the transaction, such as             X              X
                          cash reserve accounts or accounts established as a
                          form of over collateralization, are separately
                          maintained (e.g., with respect to commingling of
                          cash) as set forth in the transaction agreements.
  ----------------------- ------------------------------------------------------- -------------- --------------- ---------------
        1122(d)(2)(v)     Each custodial account is maintained at a federally           X              X
                          insured depository institution as set forth in the
                          transaction agreements. For purposes of this
                          criterion, "federally insured depository
                          institution" with respect to a foreign financial
                          institution means a foreign financial institution
                          that meets the requirements of Rule 13k-1(b)(1) of
                          the Securities Exchange Act.
  ----------------------- ------------------------------------------------------- -------------- --------------- ---------------
       1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent              X
                          unauthorized access.
  ----------------------- ------------------------------------------------------- -------------- --------------- ---------------
       1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for           X              X
                          all asset-backed securities related bank accounts,
                          including custodial accounts and related bank
                          clearing accounts. These reconciliations are (A)
                          mathematically accurate; (B) prepared within 30
                          calendar days after the bank statement cutoff date,
                          or such other number of days specified in the
                          transaction agreements; (C) reviewed and approved
                          by someone other than the person who prepared the
                          reconciliation; and (D) contain explanations for
                          reconciling items. These reconciling items are
                          resolved within 90 calendar days of their original
                          identification, or such other number of days
                          specified in the transaction agreements.
  ----------------------- ------------------------------------------------------- -------------- --------------- ---------------


                                                                S-2


  ----------------------- -------------------------------------------------------- ------------- ------------- ------------------
      Reg AB Reference                     Servicing Criteria                        Servicer      Trustee           Notes
  ----------------------- -------------------------------------------------------- ------------- ------------- ------------------
        1122(d)(3)(i)     Reports to investors, including those to be filed             X             X
                          with the Commission, are maintained in accordance
                          with the transaction agreements and applicable
                          Commission requirements. Specifically, such reports
                          (A) are prepared in accordance with timeframes and
                          other terms set forth in the transaction agreements;
                          (B) provide information calculated in accordance
                          with the terms specified in the transaction
                          agreements; (C) are filed with the Commission as
                          required by its rules and regulations; and (D) agree
                          with investors' or the trustee's records as to the
                          total unpaid principal balance and number of Pool
                          Assets serviced by the Servicer.
  ----------------------- -------------------------------------------------------- ------------- ------------- ------------------
       1122(d)(3)(ii)     Amounts due to investors are allocated and remitted           X             X
                          in accordance with timeframes, distribution priority
                          and other terms set forth in the transaction
                          agreements.
  ----------------------- -------------------------------------------------------- ------------- ------------- ------------------
       1122(d)(3)(iii)    Disbursements made to an investor are posted within           X             X
                          two business days to the Servicer's investor
                          records, or such other number of days specified in
                          the transaction agreements.
  ----------------------- -------------------------------------------------------- ------------- ------------- ------------------
       1122(d)(3)(iv)     Amounts remitted to investors per the investor                X             X
                          reports agree with cancelled checks, or other form
                          of payment, or custodial bank statements.
  ----------------------- -------------------------------------------------------- ------------- ------------- ------------------



                                                                S-3

------------------------ --------------------------------------------------------------- ----------------- --------------- --------
   Reg AB Reference                            Servicing Criteria                            Servicer         Trustee        Notes
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
     1122(d)(4)(i)       Collateral or security on pool assets is maintained as                 X                X
                         required by the transaction agreements or related pool asset documents.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
    1122(d)(4)(ii)       Pool assets  and related documents are safeguarded as                  X                X
                         required by the transaction agreements.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
    1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool             X                X
                         are made, reviewed and approved in accordance with any
                         conditions or requirements in the transaction agreements.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
    1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in                X
                         accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                         specified in the transaction agreements, and allocated to
                         principal, interest or other items (e.g., escrow) in
                         accordance with the related pool asset documents.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
     1122(d)(4)(v)       The Servicer's records regarding the pool assets agree with            X
                         the Servicer's records with respect to an obligor's unpaid principal balance.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
    1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's            X
                         pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
                         documents.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
    1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans,          X
                         modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                         requirements established by the transaction agreements.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
   1122(d)(4)(viii)      Records documenting collection efforts are maintained during           X
                         the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at
                         least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
                         unemployment).
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
    1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool              X
                         assets with variable rates are computed based on the related pool asset documents.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------


------------------------ --------------------------------------------------------------- ----------------- --------------- --------
        Reg AB                               Servicing Criteria                              Servicer         Trustee        Notes
------------------------ --------------------------------------------------------------- ----------------- --------------- --------


                                                                S-4

------------------------ --------------------------------------------------------------- ----------------- --------------- --------
      Reference
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
     1122(d)(4)(x)       Regarding any funds held in trust for an obligor (such as              X
                         escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                         annual basis, or such other period specified in the
                         transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are
                         returned to the obligor within 30 calendar days of full
                         repayment of the related pool assets, or such other number of days specified in the transaction agreements.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
    1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or                  X
                         insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                         been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
    1122(d)(4)(xii)      Any late payment penalties in connection with any payment to           X
                         be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
   1122(d)(4)(xiii)      Disbursements made on behalf of an obligor are posted within           X
                         two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                         transaction agreements.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
    1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are              X
                         recognized and recorded in accordance with the transaction agreements.
------------------------ --------------------------------------------------------------- ----------------- --------------- --------
    1122(d)(4)(xv)       Any external enhancement or other support, identified in Item   X (with respect         X
                         1114(a)(1) through (3) or Item 1115 of Regulation AB, is           to a swap
                         maintained as set forth in the transaction agreements.             disclosure
                                                                                              event)
------------------------ --------------------------------------------------------------- ----------------- --------------- --------



                                                                S-5

                                    EXHIBIT T

                       [FORM OF] LIST OF ITEM 1119 PARTIES

                            ASSET BACKED CERTIFICATES
                                 Series 200_-__

                                     [Date]

------------------------------------- -----------------------------------------
Party                                 Contact Information
------------------------------------- -----------------------------------------

------------------------------------- -----------------------------------------

------------------------------------- -----------------------------------------

------------------------------------- -----------------------------------------

------------------------------------- -----------------------------------------

------------------------------------- -----------------------------------------

------------------------------------- -----------------------------------------

                                    EXHIBIT U

                     [FORM OF] SARBANES-OXLEY CERTIFICATION

      Re:      Residential Asset Securitization Trust 2007-A6
               ----------------------------------------------

      The undersigned Servicer hereby certifies to the Depositor and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Trust Fund to be signed by an officer of the Depositor and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:

      1. I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the Trustee pursuant to the Agreement (collectively, the "Servicing Information");

      2. Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

      3. Based on my knowledge, all of the Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Depositor or the Trustee, as applicable;

      4. I am responsible for reviewing the activities performed by the Servicer as servicer under the Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Pooling and Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

      5. The Compliance Statement required to be delivered by the Servicer pursuant to the Pooling and Servicing Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Reporting Subcontractor pursuant to the Agreement, have been provided to the Depositor. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                      [SERVICER]

                                      By:________________________________
                                           Name:
                                           Title:
                                      Date:    _________________________


                                       U-2